As filed with the Securities and Exchange Commission on April 29, 2009

Registration Nos. 333-22375

and 811-3199

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 114	☒

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

KEMPER INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

1400 American Lane, Schaumburg, Illinois 60196

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(425) 577-5100

Name and Address of Agent for Service:	Copy to:
M. Douglas Close, Esq.	Mary Jane Wilson-Bilik, Esq.
Kemper Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
15375 SE 30th Place – Suite 310	1275 Pennsylvania Avenue, N.W.
Bellevue, Washington 98007	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2009, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Units of interest in a separate account under individual and group variable, fixed and market value adjusted deferred annuity contracts.

Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Kemper Investors Life Insurance Company Through KILICO Variable Annuity Separate Account		Prospectus May 1, 2009 Scudder DestinationsSM Annuity
Home Office	Annuity Contact Center
1400 American Lane	Scudder DestinationsSM Service Team
Schaumburg, Illinois 60196	PO Box 19097
Greenville, SC 29602-9097
Phone: 1-800-449-0523 (toll free)
www.kemperinvestors.com	7:30 a.m. to 5:00 p.m. Central Time M-F

This Prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contract”) offered by Kemper Investors Life Insurance Company (“we” or “Kemper Investors”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. The Contract is currently not being issued.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) option in states where a MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 30 variable options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose to invest among the following Portfolios or Funds:

•   AIM Variable Insurance Funds (Series I Shares):

•   AIM V.I. Utilities Fund

•   The Alger American Fund (Class O Shares):

•   Alger American Balanced Portfolio

•   Alger American Capital Appreciation Portfolio

•   Credit Suisse Trust (Trust Class Shares):

•   Credit Suisse Trust-International Equity Flex II Portfolio (formerly Global Small Cap Portfolio)[1]

•   Credit Suisse Trust-International Equity Flex III Portfolio (formerly Emerging Markets Portfolio)[2]

•   Dreyfus Investment Portfolios (Initial Share Class):

•   Dreyfus IP MidCap Stock Portfolio

•   The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

•   DWS Investments VIT Funds (Class A Shares):

•   DWS Equity 500 Index VIP

•   DWS Variable Series I (Class A Shares):

•   DWS Bond VIP

•   DWS Capital Growth VIP (Successor to DWS Janus Growth & Income VIP)[3]

•   DWS Global Opportunities VIP

•   DWS Growth & Income VIP

•   DWS Health Care VIP

•   DWS International VIP

•   DWS Variable Series II (Class A Shares):

•   DWS Balanced VIP

•   DWS Blue Chip VIP

•   DWS Core Fixed Income VIP

•   DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP)[4]

•   DWS Strategic Value VIP (until June 1, 2009, known as DWS Dreman High Return Equity VIP)

•   DWS Dreman Small Mid Cap Value VIP

•   DWS Global Thematic VIP

•   DWS Government & Agency Securities VIP

•   DWS High Income VIP

•   DWS Large Cap Value VIP (Successor to DWS Davis Venture Value VIP)[5]

•   DWS Mid Cap Growth VIP

•   DWS Money Market VIP

•   DWS Small Cap Growth VIP

•   DWS Strategic Income VIP

•   DWS Technology VIP

•   DWS Turner Mid Cap Growth VIP

[1]	Effective May 1, 2009, Credit Suisse Trust- Global Small Cap Portfolio changed its name to Credit Suisse Trust- International Equity Flex II Portfolio.
[2]	Effective May 1, 2009, Credit Suisse Trust- Emerging Markets Portfolio changed its name to Credit Suisse Trust- International Equity Flex III Portfolio.
[3]

On April 27, 2009, DWS Capital Growth VIP (DWS Variable Series I) acquired all of the net assets of DWS Janus Growth & Income VIP (DWS Variable Series II), pursuant to shareholder approval on April 9, 2009.

[4]	Effective May 1, 2009, DWS International Select Equity VIP changed its name to DWS Diversified International Equity VIP.
[5]	On April 27, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP, pursuant to shareholder approval on April 9, 2009.

Subaccounts, Portfolios and Funds may be added or deleted in the future. Contract Values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract Values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate interest at rates set in advance by Kemper Investors.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Annuity Contact Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2009.

The Securities and Exchange Commission has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a U.S. Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

2

3

TABLE OF CONTENTS (CONTINUED)

4

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Contact Center—The address of our Annuity Contact Center is Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder DestinationsSM Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. IBM Business Transformation Outsourcing Insurance Service Corporation is the administrator of the Contract. You can call the Annuity Contact Center toll-free at 1-800-449-0523.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “Kemper Investors”)—Kemper Investors Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of Kemper Investors to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

5

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds, The Alger American Fund, Credit Suisse Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., DWS Investments VIT Funds, DWS Variable Series I and DWS Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

Guarantee Period Value—The value of your Contract interest in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment—An adjustment of values under a Guarantee Period in accordance with the Market Value Adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the Market Value Adjustment formula stated in the Contract. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described below.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The KILICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The thirty subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

6

Subaccount Value—The value of your interest in each Subaccount.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

7

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000.

Investment Options. Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The MVA Option also provides fixed accumulations. The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, unless Contract Values are allocated to:

•	the MVA Option and are guaranteed to receive the Guaranteed Interest Rate, subject to any Market Value Adjustment, or

•	the Fixed Account Option and are guaranteed to earn not less than the minimum guaranteed rate (see “Fixed Account Option”).

Transfers. Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

Withdrawals and Withdrawal Charges. You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. We do not deduct sales charges from Purchase Payments.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

8

The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract Charges. Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

9

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments)	7%

Year of Withdrawal after Purchase Payments Made	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eighth year and following	0.00%

Maximum Transfer Fee	$25	[2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Portfolio Expenses

Current

Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

10

[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% on the assets held in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit Rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter prorata as a percentage of Contract Value from each Subaccount, Guarantee Period and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20081

	Lowest	—	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, before any contractual waivers or reimbursements of fees and expenses)	0.33%	—	1.88%

Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.33%	—	1.88%

[1]

The Fund expenses used to prepare this table were provided to us by the Fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for those Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses for a limited period of time ending no earlier than April 30, 2010. For more information about these arrangements, consult the prospectuses for the Funds.

The next table shows the fees and expenses charged by each Fund for the fiscal year ended December 31, 2008.

11

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the Funds as of December 31, 2008):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Series I Shares)
AIM V.I. Utilities Fund[1]	0.60%	N/A	0.36%	0.96%	0.03%	0.93%
The Alger American Fund (Class O Shares)[2]
Alger American Balanced Portfolio	0.71%	N/A	0.14%	0.85%	0.04%	0.81%
Alger American Capital Appreciation Portfolio	0.81%	N/A	0.14%	0.95%	0.04%	0.91%
Credit Suisse Trust (Trust Class Shares)[3]
Credit Suisse Trust- International Equity Flex II Portfolio (formerly Global Small Cap Portfolio)	1.25%	N/A	0.63%	1.88%	N/A	1.88%
Credit Suisse Trust- International Equity Flex III Portfolio (formerly Emerging Markets Portfolio)[4]	1.20%	N/A	0.39%	1.59%	N/A	1.59%
Dreyfus Investment Portfolios (Initial Share Class)
Dreyfus IP Mid Cap Stock Portfolio	0.75%	N/A	0.07%	0.82%	N/A	0.82%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.10%	0.85%	N/A	0.85%
DWS Investments VIT Funds (Class A Shares)
DWS Equity 500 Index VIP[5]	0.20%	N/A	0.13%	0.33%	N/A	0.33%
DWS Variable Series I (Class A Shares)[6]
DWS Bond VIP	0.39%	N/A	0.20%	0.59%	N/A	0.59%
DWS Capital Growth VIP (Successor to DWS Janus Growth & Income VIP)	0.37%	N/A	0.13%	0.50%	0.01%	0.49%
DWS Global Opportunities VIP	0.89%	N/A	0.22%	1.11%	0.01%	1.10%
DWS Growth & Income VIP	0.39%	N/A	0.21%	0.60%	0.06%	0.54%
DWS Health Care VIP	0.67%	N/A	0.25%	0.92%	N/A	0.92%
DWS International VIP	0.77%	N/A	0.24%	1.01%	0.05%	0.96%
DWS Variable Series II (Class A Shares)[7]
DWS Balanced VIP	0.36%	N/A	0.25%	0.61%	N/A	0.61%
DWS Blue Chip VIP	0.55%	N/A	0.16%	0.71%	N/A	0.71%
DWS Core Fixed Income VIP	0.50%	N/A	0.17%	0.67%	N/A	0.67%
DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP)	0.65%	N/A	0.34%	0.99%	N/A	0.99%
DWS Strategic Value VIP (until June 1, 2009 known as DWS Dreman High Return Equity VIP)	0.64%	N/A	0.13%	0.77%	N/A	0.77%
DWS Dreman Small Mid Cap Value VIP	0.64%	N/A	0.15%	0.79%	N/A	0.79%
DWS Global Thematic VIP	0.90%	N/A	0.52%	1.42%	0.17%	1.25%
DWS Government & Agency Securities VIP	0.45%	N/A	0.18%	0.63%	N/A	0.63%
DWS High Income VIP	0.50%	N/A	0.21%	0.71%	N/A	0.71%
DWS Large Cap Value VIP (Successor to DWS Davis Venture Value VIP)	0.65%	N/A	0.19%	0.84%	N/A	0.84%
DWS Mid Cap Growth VIP	0.66%	N/A	0.42%	1.08%	N/A	1.08%
DWS Money Market VIP	0.29%	N/A	0.17%	0.46%	0.02%	0.44%
DWS Small Cap Growth VIP	0.55%	N/A	0.24%	0.79%	N/A	0.79%
DWS Strategic Income VIP	0.55%	N/A	0.29%	0.84%	N/A	0.84%
DWS Technology VIP	0.66%	N/A	0.29%	0.95%	N/A	0.95%
DWS Turner Mid Cap Growth VIP	0.61%	N/A	0.37%	0.98%	N/A	0.98%

[1]

Through at least April 30, 2010 the adviser for the AIM V.I. Utilities Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Total Annual Expenses (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets for the AIM V.I. Utilities Fund. In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Total Annual Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund’s board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

Through at least April 30, 2010, Invesco Aim, the Fund’s adviser, has contractually agreed to waive 100% of the net advisory fees Invesco Aim receives from affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. The Contractual Waiver or Expense Reimbursement of 0.03% reflects this agreement.

12

[2]

Effective December 1, 2006 through November 30, 2011, the manager has contractually agreed to waive 0.04% of its advisory fees for the Alger American Balanced Portfolio and 0.035% of its advisory fees for the Alger American Capital Appreciation Portfolio.

[3]

Voluntary fee waivers and reimbursements reduced Net Total Annual Expenses to 1.00% for the Credit Suisse Trust International Equity Flex II Portfolio (formerly the Credit Suisse Trust Global Small Cap Portfolio) and to 1.04% for the Credit Suisse Trust International Equity Flex III Portfolio (formerly the Credit Suisse Trust Emerging Markets Portfolio) during 2008. Fee waivers and/or reimbursements are voluntary and may be discontinued at any time.

[4]

During 2008, the Management Fee for the Credit Suisse Trust International Equity Flex III Portfolio (formerly the Credit Suisse Trust Emerging Markets Portfolio) was 1.20% prior to any performance fee adjustment by the Portfolio’s investment manager and was 0.90% when the 0.30% performance fee adjustment was taken into account. After the 0.30% performance fee adjustment and the 0.25% fee waivers and reimbursements were taken into account, the Net Total Annual Expenses for the Portfolio was 1.04% during 2008. Performance fee adjustments and fee waivers and/or reimbursements may be discontinued at any time.

[5]

“Other Expenses” for the DWS Investments VIT Funds are based on estimated amounts for the current fiscal year and include a 0.10% administrative services fee paid to the Fund’s investment manager. Actual expenses may be different. The investment manager for the DWS Investments VIT Funds has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Equity 500 Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest, to the extent necessary to maintain the Portfolio’s Net Total Annual Expenses at 0.33%, through September 30, 2009.

[6]

“Other Expenses” for the DWS Variable Series I are based on estimated amounts for the current fiscal year and include a 0.10% administrative services fee paid to the Fund’s investment manager. Actual expenses may be different. The investment manager for the DWS Variable Series I has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolios, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest, to the extent necessary to maintain the Portfolios’ Net Total Annual Expenses at the following amounts: (i) 0.95% for the DWS Global Opportunities VIP, through September 30, 2009, and at no higher than 1.10%, effective October 1, 2009 through April 30, 2010; and (ii) 0.49% for the DWS Capital Growth VIP, 0.54% for the DWS Growth & Income VIP, and 0.96% for the DWS International VIP, through April 30, 2010.

[7]

“Management Fees” for the DWS Variable Series II are restated on an annualized basis to reflect fee changes taking effect on May 1, 2008. “Other Expenses” include a 0.10% administrative services fee paid to the Fund’s investment manager and are based on estimated amounts for the current fiscal year. Actual expenses may be different. The investment manager for the DWS Variable Series II has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolios, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest so that Net Total Annual Expenses of the Portfolios will not exceed the following amounts: (i) 1.07% for the DWS Global Thematic VIP, 0.65% for the DWS Government & Agency Securities VIP, 0.94% for the DWS Mid Cap Growth VIP, and 0.82% for the DWS Strategic Income VIP, through September 30, 2009; (ii) 0.78% for the DWS Strategic Value VIP and 0.44% for the DWS Money Market VIP, through April 30, 2010; and (iii) 1.25% for the DWS Global Thematic VIP and 1.10% for the DWS Mid Cap Growth VIP, effective October 1, 2009 through April 30, 2010.

For the DWS Government & Agency Securities VIP and the DWS Strategic Income VIP, there can be no assurance that the current waivers/ expense reimbursements will be maintainted beyond September 30, 2009, although the Fund’s investment manager has agreed to review the continuance of waiver/ expense reimbursements by that date.

The expenses shown above are deducted by each underlying Fund or Portfolio before the Fund or Portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying Portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

13

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$984	$1,520	$2,163	$3,692

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$344	$1,048	$1,775	$3,692

b. If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$984	$1,520	$2,163	$3,692

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$344	$1,048	$1,775	$3,692

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.026% that is determined by dividing total Record Maintenance Charges collected during 2008 ($757,260) by total average net assets attributable to the Contract during 2008 ($2,904,728,765).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

14

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

KEMPER INVESTORS, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

A. Kemper Investors Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Effective September 3, 2003 (the “Closing Date”), Kemper Investors transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and Kemper Investors entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by Kemper Investors, including certain registered variable annuity contracts that are funded through the KILICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of The Goldman Sachs Group, Inc.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by Kemper Investors and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

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B. Risks of Managing General Account Assets

In addition to your allocations to the MVA Options and the Fixed Account, the assets in our general account are used to support the payment of the death benefit under the Contracts, as well as the optional Guaranteed Retirement Income Benefit (“GRIB rider”), as applicable. To the extent that Kemper Investors is required to pay you amounts under the death benefit or GRIB rider that are in addition to your Contract Value in the Separate Account, such amounts will come from our general account assets. You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, liquidity and credit risks. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the general account investments.

C. Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment. It is important for you to understand the impact these events may have, not only on your Contract Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Contract Value that is allocated to the Subaccounts of the Separate Account. Your Contract Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. You may make allocations to the MVA Options and the Fixed Account, which are supported by the assets in our general account. See “The MVA Option” and “Fixed Account Option.” Any guarantees under the Contract that exceed your Separate Account Contract Value, such as those associated with the death benefit and the GRIB rider, are paid from our general account. Therefore, any benefits that we may be obligated to pay under the Contract in excess of Separate Account Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the separate account liabilities arising under the Contract supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our Contract Owners. We regularly monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, as well as the loss in market value of these investments. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage our Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). The SAI is available at no charge by writing to our Annuity Contact Center at the address on the cover page of this Prospectus, or by calling us at (800) 449-0523, or by visiting our website www.kemperinvestors.com. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

16

D. The MVA Option

You may allocate amounts in the Market Value Adjustment (“MVA”) Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

E. The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981, pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or Kemper Investors.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

17

Thirty Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. We will not discontinue a Subaccount available for investment without receiving the necessary approvals, if any, from the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

F. The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds

•	The Alger American Fund

•	Credit Suisse Trust

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	DWS Investments VIT Funds

•	DWS Variable Series I

•	DWS Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Credit Suisse Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

There can be no assurance that the DWS Money Market VIP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the DWS Money Market VIP Subaccount may become extremely low and possibly negative. You could lose money when invested in the DWS Money Market VIP Subaccount.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

18

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
AIM V.I. Utilities Fund (Series I Shares)	Seeks capital growth and income. Investment adviser is Invesco Aim Advisors, Inc. The subadvisers are advisory entities affiliated with Invesco Aim Advisors, Inc. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the Fund’s investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

Alger American Balanced Portfolio (Class O Shares)	Seeks current income and long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Alger American Capital Appreciation Portfolio (Class O Shares)	Seeks long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Credit Suisse Trust-International Equity Flex II Portfolio (formerly Global Small Cap Portfolio) (Trust Class Shares)[1]	Seeks capital appreciation. Investment adviser is Credit Suisse Asset Management, LLC.

Credit Suisse Trust-International Equity Flex III Portfolio (formerly Emerging Markets Portfolio) (Trust Class Shares)[2]	Seeks capital appreciation. Investment adviser is Credit Suisse Asset Management, LLC.

Dreyfus IP Mid Cap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor’s MidCap 400® Index (S&P 400). Investment adviser is The Dreyfus Corporation.

DWS Balanced VIP (Class A Shares)	Seeks high total return, a combination of income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser for a portion of the Portfolio is Deutsche Asset Management International GmbH (“DeAMi”).

DWS Blue Chip VIP (Class A Shares)	Seeks growth of capital and income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Capital Growth VIP (Successor to DWS Janus Growth & Income VIP) (Class A Shares)[3]	Seeks to provide long-term growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

[1]	Effective May 1, 2009, Credit Suisse Trust-Global Small Cap Portfolio changed its name to Credit Suisse Trust-International Equity Flex II Portfolio.

[2]	Effective May 1, 2009, Credit Suisse Trust-Emerging Markets Portfolio changed its name to Credit Suisse Trust-International Equity Flex III Portfolio.

[3]

On April 27, 2009, DWS Capital Growth VIP (DWS Variable Series I) acquired all of the net assets of DWS Janus Growth & Income VIP (DWS Variable Series II), pursuant to shareholder approval on April 9, 2009.

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Fund/Portfolio	Investment Objective and Investment Adviser
DWS Core Fixed Income VIP (Class A Shares)	Seeks high current income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP) (Class A Shares)[4]	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Strategic Value VIP (until June 1, 2009, known as DWS Dreman High Return Equity VIP) (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. (“DIMA”). The subadviser is Dreman Value Management L.L.C. (“DVM”). On June 1, 2009, DVM will cease to act as the Portfolio’s Subadviser and DIMA will assume all day-to-day advisory responsibilities for the Portfolio that were previously delegated to DVM.

DWS Dreman Small Mid Cap Value VIP (Class A Shares)	Seeks long-term capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Equity 500 Index VIP (Class A Shares)*	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P® 500 Index”), which emphasizes stocks of large US companies. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Northern Trust Investments, N.A.

DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Global Thematic VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Growth & Income VIP (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Health Care VIP (Class A Shares)	Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. Investment adviser is Deutsche Investment Management Americas Inc.

DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.

*

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management Americas Inc. The DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

[4]	Effective May 1, 2009, DWS International Select Equity VIP changed its name to DWS Diversified International Equity VIP.

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Fund/Portfolio	Investment Objective and Investment Adviser
DWS Large Cap Value VIP (Successor to DWS Davis Venture Value VIP) (Class A Shares)[5]	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Deutsche Asset Management International GmbH (“DeAMi”).

DWS Mid Cap Growth VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Money Market VIP (Class A Shares)[6]	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Small Cap Growth VIP (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Strategic Income VIP (Class A Shares)	Seeks a high current return. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Technology VIP (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Turner Mid Cap Growth VIP (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Turner Investment Partners, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

[5]	On April 27, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP, pursuant to shareholder approval on April 9, 2009.

[6]

There is no assurance that the DWS Money Market VIP Subaccount will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of the fees, charges and deductions that the Contract imposes, the yield on the DWS Money Market VIP Subaccount may become extremely low and possibly negative.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Funds’ prospectuses accompanying this Prospectus and statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

G. Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by Kemper Investors, and Kemper Investors may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. Your are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

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In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as variable options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others.

The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Kemper Investors
From the following Funds or their Service Providers:	Maximum % of assets*	From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%	Dreyfus Socially Responsible Growth	.25%
Alger American	.25%	DWS	.085%
Credit Suisse	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

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Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

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Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form and sending our form back to the Annuity Contact Center completed and in good order. No assignment or Beneficiary change is binding on us until we receive our form in good order. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment in good order at the Annuity Contact Center or the bank we have designated to receive Purchase Payments (“the bank”). Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Annuity Contact Center in good order after 3:00 p.m. Central Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Electronic payments received by wire or through electronic credit or debit transactions at the bank in good order after 3:00 p.m. Central Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Please contact the Annuity Contact Center for wiring instructions or instructions on automatic electronic debiting.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them in good order at the Annuity Contact Center or the bank. Upon receipt of a Purchase Payment in good order, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement

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Income Benefit Charge (see “Contracts Issued Before November 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

“a” is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

“b” is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

“c” is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00
Guarantee Period	5 Years
Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

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Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by calling the Annuity Contact Center or by mailing us written notice in good order. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Annuity Contact Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared. We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

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•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year; and

•	transfer requests we receive must be in good order.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We will make transfers pursuant to your mailed, faxed or telephone instructions that specify in detail the requested changes and are in good order. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions in good order at the Annuity Contact Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions you give to us in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Mail, Fax, and Telephone Access. You may request transfers in writing by mailing your request (in good order) to our Annuity Contact Center, or by faxing your request (in good order) to our Annuity Contact Center at 1-864-609-3962. You may also request transfers by telephone by calling our Annuity Contact Center at 1-800-449-0523 and providing us with all required information.

Website Access. You may request transfers through our website. Our website address at www.kemperinvestors.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Annuity Contact Center.

Pricing of Transfers. We will price any transfer request that we receive in good order at the Annuity Contact Center (by mail, fax, or telephone) or through our website address before the NYSE closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any transfer request that we receive in good order at the Annuity Contact Center (by mail, fax, or telephone) or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

E-mail Access. Currently, we do not allow transfer requests or withdrawals by e-mail. You may e-mail us through our website to request an address change or to inquire about your Contract. Please identify your Contract number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000, per Contract, per day, and

•

transfers into and out of the Credit Suisse Trust-International Equity Flex II (formerly Global Small Cap), the Credit Suisse Trust-International Equity Flex III (formerly Emerging Markets), the DWS Global Thematic VIP, the DWS Global Opportunities VIP, the DWS International VIP or the DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP) Subaccounts in excess of $50,000, per Contract, per day.

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These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone, Fax, and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, fax, e-mail and website instructions are genuine. Such procedures may include confirming that instructions are in good order, requiring forms of personal identification prior to acting upon any telephone, fax, e-mail and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving fax, e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, fax, e-mail and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, fax, e-mail and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, fax, e-mail and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone or fax service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made in writing, by phone, by fax, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in good order or are not in compliance with these provisions will not be considered received at our Annuity Contact Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, fax, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the variable options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. Your election to participate in the automatic asset reallocation program must be in writing on our form and returned to us in good order.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

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Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to engage in market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Credit Suisse Trust-International Equity Flex II (formerly Global Small Cap),

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•	Credit Suisse Trust-International Equity Flex III (formerly Emerging Markets),

•	DWS Global Thematic VIP,

•	DWS Global Opportunities VIP,

•	DWS International VIP, or

•	DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restriction in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

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Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing and other Disruptive Trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contact Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under the Contract, there is no assurance that we will be able to deter or detect market timing or Disruptive Trading by such Contract Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or Disruptive Trading may be limited by decisions of state regulatory bodies and court order which we cannot predict.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

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8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value minus previous withdrawals and debt, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of the charges we deduct from partial withdrawals and surrenders.

If your Contract Value is allocated to more than one Subaccounts, you must specify the Subaccount(s) from which you want us to take the partial withdrawal. If you do not specify the Subaccount(s), we will redeem Accumulation Units on a pro rata basis from all Subaccount(s)in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $100 (before any Market Value Adjustment), or your entire interest in the variable option(s) from which withdrawal is requested.

•	You must leave at least $500 in each Subaccount from which the withdrawal is requested, unless the total value is withdrawn.

A request to withdraw shall be made in writing (in good order) to us at the Annuity Contact Center and should be accompanied by the Contract if surrender is requested. You may request a surrender or partial withdrawal in writing by mailing your request (in good order) to our Annuity Contact Center, or by faxing your request (in good order) to our Annuity Contact Center at 1-864-609-3962.

Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. We will price any partial withdrawal or surrender request that we receive in good order at the Annuity Contact Center before the NYSE closes for regular trading (usually 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE. We will price any partial withdrawal or surrender request that we receive in good order at the Annuity Contact Center after the NYSE closes for regular trading (usually 3:00 p.m. Central Time), using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. If your Contract was issued pursuant to a 403(b) plan, starting on January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are

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not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, your Contract, and transactions under your Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

MVA = GPV ×	(1 + I	)	t/365-1
1 + J

Where:

“I” is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

“J” is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which

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is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

“t” is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable.

If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution.

The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the DWS Money Market VIP Subaccount.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

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As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of 0.15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

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3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all Subaccounts in which you have an interest.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested in good order, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

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•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expenses, which include the payment of on-going trail commissions to selling firms (see “Distribution of Contracts”). Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. We may use our general assets to pay distribution expenses. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit Rider (“GRIB”) Charge.

If you have selected the GRIB Endorsement and it is in force, we will deduct a annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. The rider terminates at the Annuitant’s age 91, and we do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2008, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.33% to 1.88% of average daily Portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain state and local governments impose a premium tax of up to 3.5% of Purchase Payments which, depending on the state, is paid by us at the time we receive a Purchase Payment from you or at the time you annuitize your Contract. If you live in a state where we pay premium tax at the time we receive a Purchase Payment from you (Maine, South Dakota, West Virginia, and Wyoming), we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment. If you live in a state where we pay premium tax when you annuitize your Contract (California and Nevada), we will deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract. In no event will this deduction for premium tax exceed the amount of your Contract Value at the time of annuitization. The charge we deduct for premium

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tax will never exceed the amount of premium tax we have paid to your state on your Purchase Payments. See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc. (“IBS”), and

•

officers, directors and employees (and their families) of Kemper Investors, DWS Investments VIT Funds, and DWS Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization will be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

A. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

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B. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of your retirement plan, if applicable, and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If you do not elect an Annuity Option, we will make monthly annuity payments in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, you must select a payment frequency that results in an annuity payment of at least $50. If the amount falls below $50, we have the right to change the payment frequency to bring the annuity payment up to at least $50.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

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If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments calculated as of the date we receive your request in good order at the Annuity Contact Center.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

C. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by sending a written request (in good order) to the Annuity Contact Center, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

You may request transfers in writing by mailing your request (in good order) to our Annuity Contact Center, or by faxing your request (in good order) to our Annuity Contact Center at 1-864-609-3962.

D. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

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•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

E. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

F. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

G. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

H. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

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When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money–generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

A. Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

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If the Contract includes the Guaranteed Retirement Income Benefit Endorsement (the “GRIB Endorsement”), and the Guaranteed Retirement Income Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

With respect to a Contract issued with the GRIB Endorsement, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

B. Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. Qualified contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $5,000 for 2008 ($6,000 if age 50 or older by

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the end of 2008) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The IRS has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

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Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account, as permitted by law.) Additional restrictions may be imposed by the plan sponsor. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. For purposes of mandatory withholding, an eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan to an employee (or the employee’s former or surviving spouse), excluding certain amounts such as:

•	Hardship distributions,

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

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Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

If you purchased a Qualified Plan Contract with a GRIB Rider and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB Endorsement.

Due to recent regulatory developments, we must include the value of your enhanced death benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this new calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

A. Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

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Distributions from Qualified Contracts generally are subject to withholding for the owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect to not have tax withheld from distributions other than eligible rollover distributions.

B. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

C. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

D. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

E. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

F. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

G. Foreign Tax Credits

We may benefit from any foreign tax credits attributiable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

H. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER

We cannot process your instructions to effect a transaction relating to the Contract until we have received your instructions in good order at our Annuity Contact Center or at our website, as appropriate. “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) that we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

SIGNATURE GUARANTEES

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require a Medallion signature guarantee for any disbursement to another carrier in connection with the exchange of one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;

•	savings banks and savings and loan associations;

•	securities brokers and dealers; and

•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. We entered into a principal underwriting agreement with Investors Brokerage Services, Inc. (“IBS”), 1707 North Randall Road, Suite 310, Elgin, IL 60123-9409, for the sale of the Contracts. IBS is a wholly-owned subsidiary of Protective Life Insurance Company. IBS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). IBS is a member of the Securities Investor Protection Corporation. Synergy Investment Group, LLC (“Synergy”) also serves as the principal underwriter in connection with the Contracts. Synergy is not affiliated with Kemper Investors. Synergy is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. The principal business address of Synergy is 8320 University Executive Park Drive, Suite 112, Charlotte, North Carolina 28262.

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Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with IBS. We pay commissions directly to the selling firms for their past sales of the Contracts. The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of up to 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. With respect to Contracts issued on or after April 20, 2000 with the GRIB Endorsement, annuitization compensation of 2% is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Special Compensation Paid to the Principal Underwriter and Wholesalers. We pay no compensation to IBS in its role as principal underwriter for the Contracts. As of the date of this Prospectus, we have paid no compensation to Synergy in its role as principal underwriter for the Contracts. We expect to begin paying Synergy $3,500.00 per month when Synergy commences services under our principal underwriter agreement.

Additional Compensation Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past or anticipated sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms may receive separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

We have entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2008 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment. These payments are designed to specially encourage the sale of the Contract by such selling firms.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
AG Edwards 1 North Jefferson Suite 960 St. Louis, Missouri 63103	$31,957.83

WM Financial Services, Inc. 17872 Gillette, 4th Floor Irvine, CA 92614	$15,139.96

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

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VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the variable options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Annuity Contact Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form in good order at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may

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enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you submit a written request (in good order) to the Annuity Contact Center for a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The statutory financial statements and schedules of Kemper Investors Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations - Division of Insurance), the U.S. GAAP financial statements of Kemper Investors Life Insurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the U.S. GAAP statement of assets and liabilities of KILICO Variable Annuity Separate Account as of December 31, 2008 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2008 and 2007, are incorporated in this Prospectus by reference to the Statement of Additional Information. Each document has been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL PROCEEDINGS

Kemper Investors has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on the Separate Account, on our consolidated financial position, or on our ability to meet our obligations under the Contracts. As of the date of this prospectus, it also appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on Synergy’s ability to perform its obligations under its principal underwriting agreement.

FINANCIAL STATEMENTS

The financial statements of Kemper Investors and the Separate Account are set forth in the Statement of Additional Information. The financial statements of Kemper Investors should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

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CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

A. Guaranteed Retirement Income Benefit: General

Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. Requests to exercise the GRIB must be received by us in good order. GRIB may be exercised only within 30 days after the seventh or later Contract anniversary. We will not accept requests to exercise the GRIB option outside of this 30-day window. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

B. Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date, and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

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Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

C. Commutable Annuitization Option

If you purchased your Contract on or after May 1, 2000, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started.

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

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•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more, but less than 15, years	1.50%
less than 10 years	2.00%

D. Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Annuity Contact Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

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APPENDIX A

ILLUSTRATION OF THE NEW “FLOOR” ON THE DOWNWARD MVA

Purchase Payment	$40,000
Guarantee Period	5 Years
Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the new “floor” on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume in this example that, one year after the Purchase Payment, we are crediting 6.5% for a four-year Guarantee Period.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by Kemper Investors, and they do not represent any future intentions of Kemper Investors regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

–.0551589* =	(1 + .05)	[4]	– 1
1 + .065
*	Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $2,195.57 from the Guarantee Period Value:

-$2,195.57 = -.0551589 x $42,000.00 / (1 – -.0551589)

The Market Adjusted Value after applying the MVA without the floor would have been:

$39,804.43 = $42,000.00 - $2,195.57

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

-$800.00 = $40,000.00 x (1 + .03) - $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 - (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 - $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

-$1,097.78 = 50% x - $2,195.57

The Market Adjusted Value after applying the MVA without the floor would have been:

$19,902.22 = $21,000.00- $1,097.78

After the MVA Endorsement is added to your Contract:

After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 - (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 - $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

–.041661195* =	(1 + .05)	[3]	– 1
1 + .065

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $881.89 from the Guarantee Period Value:

-$881.89 = -.041661195 x $22,050.00 / (1 – -.041661195)

The Market Adjusted Value after applying the MVA without the floor would have been:

$21,168.11 = $22,050.00 - $881.89

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

-$420.00 = $21,000.00 x (1 + .03) - $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 - (.10 x $22,050.00)) x .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 - $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

+.0390198 =	(1 + .05)	[4]	– 1
1 + .04

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 -.10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 - $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 - .1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 - $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY

DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND

SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Annuity Contact Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1 /2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation includible in your gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,000 for 2009. After 2009, the limit may be indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 for 2009 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $10,000 for the year.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2009	$89,000–$109,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2009	$55,000–$65,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $166,000 and $176,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. A taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $49,000 (indexed for cost-of-living increases after 2009) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $11,500 for 2009. After 2009, the limit may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $245,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/ 2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date). Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation includible in gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(8)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $166,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $105,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE

INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, by an unemployed individual to pay health insurance premiums, or a qualified reservist as a qualified reservist distribution.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by Kemper Investors; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

AIM Variable Insurance Funds: AIM V.I. Utilities Subaccount (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.786	8.529	2,792
2007	10.748	12.786	3,997
2006	8.686	10.748	4,057
2005	7.538	8.686	3,734
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996
2002	6.796	5.340	1,638
2001*	10.000	6.796	1,004

*	Commencement of offering on May 1, 2001.

The Alger American Fund: Alger American Balanced Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.121	8.830	5,039
2007	11.841	13.121	7,039
2006	11.465	11.841	8,396
2005	10.722	11.465	9,551
2004	10.397	10.722	10,696
2003	8.857	10.397	10,639
2002	10.240	8.857	10,165
2001	10.588	10.240	8,205
2000	11.041	10.588	1,292
1999*	10.000	11.041	19

*	Commencement of offering on November 1, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

The Alger American Fund: Alger American Capital Appreciation Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.088	7.081		6,678
2007	9.939	13.088		9,245
2006	8.450	9.939		8,586
2005	7.487	8.450		8,648
2004	7.017	7.487		9,465
2003	5.281	8.784	*	10,008
2002	8.103	5.281		9,225
2001	9.773	8.103		9,057
2000	13.184	9.773		4,158
1999**	10.000	13.184		49

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $7.017. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on November 1, 1999.

Credit Suisse Trust: Credit Suisse Trust-International Equity Flex II Subaccount (formerly Credit Suisse Trust-Global Small Cap Subaccount) (Trust Class Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	11.751	6.170	1,193
2007	12.407	11.751	2,070
2006	11.113	12.407	2,383
2005	9.702	11.113	2,747
2004	8.338	9.702	2,235
2003	5.725	8.338	2,144
2002	8.818	5.725	1,990
2001	12.529	8.818	1,586
2000	15.673	12.529	712
1999	9.720	15.673	129
1998**	9.882	9.720	9

*	Effective May 1, 2009, Credit Suisse Trust-Global Small Cap Portfolio changed its name to Credit Suisse Trust-International Equity Flex II Portfolio.

**	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Credit Suisse Trust: Credit Suisse Trust-International Equity Flex III Subaccount (formerly Credit Suisse Trust-Emerging Markets Subaccount) (Trust Class Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	27.412	12.217	2,543
2007	21.476	27.412	3,829
2006	16.433	21.476	4,319
2005	13.024	16.433	4,409
2004	10.571	13.024	3,406
2003	7.502	10.571	2,847
2002	8.602	7.502	2,512
2001	9.639	8.602	1,918
2000	14.302	9.639	1,034
1999	7.994	14.302	213
1998**	9.755	7.994	7

*	Effective May 1, 2009, Credit Suisse Trust-Emerging Markets Portfolio changed its name to Credit Suisse Trust-International Equity Flex III Portfolio.

**	Commencement of offering on June 1, 1998.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	16.230	9.536	6,003
2007	16.216	16.230	8,727
2006	15.260	16.216	10,467
2005	14.173	15.260	11,800
2004	12.554	14.173	11,759
2003	9.664	12.554	11,190
2002	11.199	9.664	10,436
2001	11.738	11.199	7,541
2000	10.992	11.738	1,141
1999*	10.000	10.992	12

*	Commencement of offering on November 1, 1999.

Dreyfus Socially Responsible Growth Fund, Inc., Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	8.069	5.218	565
2007	7.591	8.069	788
2006	7.049	7.591	1,264
2005	6.898	7.049	1,169
2004	6.585	6.898	1,417
2003	5.299	6.585	1,509
2002	7.563	5.299	1,546
2001	9.905	7.563	1,444
2000	11.289	9.905	600
1999*	9.941	11.289	22

*	Commencement of offering on November 1, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Investments VIT Funds: DWS Equity 500 Index VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.039	7.462	10,621
2007	11.595	12.039	15,232
2006	10.177	11.595	17,666
2005	8.699	10.177	19,101
2004	7.991	8.699	25,782
2003	6.334	7.991	25,461
2002	8.270	6.334	23,118
2001	9.535	8.270	17,576
2000	10.735	9.535	4,497
1999*	10.027	10.735	633

*	Commencement of offering on September 10, 1999.

DWS Variable Series I: DWS Bond VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	10.679	8.765	871
2007	10.395	10.679	676
2006	10.066	10.395	298
2005*	10.000	10.066	75

*	Commencement of offering on May 2, 2005.

DWS Variable Series I: DWS Capital Growth VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.123	8.012	17,327
2007	10.919	12.123	24,258
2006	10.201	10.919	29,857
2005	9.493	10.201	18,643
2004	8.914	9.493	5,701
2003	7.124	8.914	5,318
2002	10.201	7.124	4,949
2001	12.826	10.201	4,261
2000	14.435	12.826	1,959
1999	10.823	14.435	916
1998**	9.985	10.823	56

*	On April 27, 2009, DWS Capital Growth VIP (DWS Variable Series I) acquired all of the net assets of DWS Janus Growth & Income VIP (DWS Variable Series II), pursuant to shareholder approval on April 9, 2009.

**	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Global Opportunities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	24.400	12.039	5,128
2007	22.631	24.400	7,461
2006	18.797	22.631	8,689
2005	16.127	18.797	8,850
2004	13.257	16.127	7,838
2003	9.017	13.257	7,393
2002	11.412	9.017	7,117
2001	15.347	11.412	6,536
2000	16.430	15.347	3,226
1999	10.043	16.430	509
1998*	9.911	10.043	74

*	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Growth & Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	10.285	6.257	4,077
2007	10.290	10.285	5,894
2006	9.182	10.290	7,235
2005	8.778	9.182	8,612
2004	8.080	8.778	5,555
2003	6.464	8.080	5,681
2002	8.527	6.464	5,647
2001	9.748	8.527	4,982
2000	10.096	9.748	2,341
1999	9.651	10.096	1,073
1998*	10.033	9.651	175

*	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Health Care VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	14.262	10.801	3,921
2007	12.776	14.262	5,172
2006	12.202	12.776	6,151
2005	11.403	12.202	6,994
2004	10.551	11.403	7,279
2003	8.002	10.551	7,056
2002	10.551	8.002	6,232
2001*	10.000	10.551	4,222

*	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS International VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	14.789	7.552	6,444
2007	13.088	14.789	9,517
2006	10.540	13.088	10,753
2005	9.199	10.540	10,915
2004	8.005	9.199	10,684
2003	6.354	8.005	10,652
2002	7.892	6.354	10,313
2001	11.574	7.892	9,022
2000	14.990	11.574	4,655
1999	9.837	14.990	1,653
1998*	9.972	9.837	88

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Balanced VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.577	9.013	5,515
2007	12.165	12.577	7,454
2006	11.189	12.165	8,791
2005	10.878	11.189	10,111
2004	10.329	10.878	10,863
2003	8.880	10.329	11,274
2002	10.615	8.880	11,368
2001	11.462	10.615	10,298
2000	11.936	11.462	4,778
1999	10.542	11.936	2,617
1998*	9.983	10.542	123

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Blue Chip VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.491	8.183	7,475
2007	13.218	13.491	10,990
2006	11.590	13.218	12,986
2005	10.677	11.590	13,710
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Core Fixed Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.786	10.968	4,232
2007	13.420	13.786	5,574
2006	13.052	13.420	5,807
2005	12.943	13.052	5,880
2004	12.556	12.943	6,170
2003	12.110	12.556	6,697
2002	11.369	12.110	6,990
2001	10.905	11.369	4,482
2000	10.062	10.905	1,114
1999	10.417	10.062	940
1998*	10.014	10.417	66

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Davis Venture Value VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.924	8.207	11,768
2007	13.517	13.924	16,969
2006	11.935	13.517	18,405
2005	11.038	11.935	18,949
2004	10.008	11.038	18,325
2003	7.816	10.008	16,137
2002	9.412	7.816	14,480
2001**	10.000	9.412	9,293

*	On April 27, 2009, DWS Davis Venture Value VIP was acquired by DWS Large Cap Value VIP, pursuant to shareholder approval on April 9, 2009.

**	Commencement of offering on May 1, 2001.

DWS Variable Series II: DWS Diversified International Equity VIP Subaccount (formerly DWS International Select Equity VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	16.236	8.196	5,438
2007	14.107	16.236	7,666
2006	11.392	14.107	7,838
2005	10.087	11.392	7,765
2004	8.650	10.087	7,008
2003	6.756	8.650	5,691
2002	7.918	6.756	4,842
2001	10.624	7.918	1,829
2000	13.549	10.624	977
1999	9.429	13.549	351
1998**	9.944	9.429	56

*	Effective May 1, 2009, DWS International Select Equity VIP changed its name to DWS Diversified International Equity VIP.

**	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Strategic Value VIP Subaccount (until June 1, 2009, known as DWS Dreman High Return Equity VIP Subaccount) (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	16.929	9.018	21,151
2007	17.493	16.929	31,241
2006	14.938	17.493	37,022
2005	14.036	14.938	35,320
2004	12.479	14.036	35,325
2003	9.591	12.479	34,780
2002	11.865	9.591	32,960
2001	11.831	11.865	23,548
2000	9.192	11.831	5,275
1999	10.491	9.192	3,389
1998*	9.997	10.491	518

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	21.110	13.860	7,809
2007	20.772	21.110	12,839
2006	16.841	20.772	15,122
2005	15.489	16.841	16,286
2004	12.462	15.489	16,463
2003	8.897	12.462	14,637
2002	10.177	8.897	12,826
2001	8.770	10.177	7,886
2000	8.547	8.770	1,281
1999	8.431	8.547	610
1998*	9.943	8.431	125

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Global Thematic VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	19.587	10.092	3,794
2007	18.686	19.587	5,496
2006	14.559	18.686	5,030
2005	12.007	14.559	3,685
2004	10.609	12.007	2,996
2003	8.331	10.609	2,916
2002	10.029	8.331	2,745
2001	12.031	10.029	2,280
2000	12.624	12.031	855
1999	10.103	12.624	308
1998*	9.989	10.103	29

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Government & Agency Securities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	14.202	14.697	6,075
2007	13.593	14.202	5,132
2006	13.232	13.593	5,570
2005	13.080	13.232	6,211
2004	12.784	13.080	6,585
2003	12.676	12.784	7,918
2002	11.896	12.676	12,527
2001	11.223	11.896	7,960
2000	10.259	11.223	1,273
1999	10.332	10.259	857
1998*	10.012	10.332	77

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS High Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.186	9.891	4,730
2007	13.245	13.186	6,436
2006	12.157	13.245	8,060
2005	11.866	12.157	9,092
2004	10.703	11.866	10,449
2003	8.709	10.703	11,164
2002	8.857	8.709	8,371
2001	8.751	8.857	6,665
2000	9.717	8.751	2,803
1999	9.646	9.717	1,923
1998*	10.003	9.646	361

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Janus Growth & Income VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	10.020	5.801	8,706
2007	9.532	10.020	12,220
2006	8.914	9.532	14,762
2005	8.062	8.914	15,182
2004	7.331	8.062	15,993
2003	5.952	7.331	17,463
2002	7.597	5.952	17,677
2001	8.782	7.597	13,923
2000**	10.000	8.782	3,895

*	On April 27, 2009, DWS Janus Growth & Income VIP (DWS Variable Series II) was acquired by DWS Capital Growth VIP (DWS Variable Series I), pursuant to shareholder approval on April 9, 2009.

**	Commencement of offering on May 1, 2000.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Large Cap Value VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	16.587	10.404	4,713
2007	14.866	16.587	5,986
2006	13.061	14.866	7,036
2005	12.988	13.061	8,028
2004	11.965	12.988	8,972
2003	9.150	11.965	8,446
2002	10.913	9.150	7,780
2001	10.863	10.913	6,319
2000	9.485	10.863	2,516
1999	10.712	9.485	1,851
1998**	10.029	10.712	110

*	On April 27, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP, pursuant to shareholder approval on April 9, 2009.

**	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.324	6.072		1,905
2007	11.534	12.324		2,841
2006	10.540	11.534		3,091
2005	9.290	10.540		3,549
2004	9.066	9.290		3,662
2003	6.853	9.772	*	3,913
2002	10.022	6.853		4,070
2001	12.990	10.022		3,999
2000	13.859	12.990		1,910
1999**	10.000	13.859		89

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $9.066. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on May 3, 1999.

DWS Variable Series II: DWS Money Market VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	12.114	12.261	14,070
2007	11.700	12.114	11,917
2006	11.337	11.700	9,082
2005	11.181	11.337	8,700
2004	11.235	11.181	8,764
2003	11.311	11.235	11,843
2002	11.315	11.311	18,002
2001	11.049	11.315	18,261
2000	10.559	11.049	3,372
1999	10.213	10.559	1,569
1998*	10.003	10.213	82

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Small Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	9.822	4.891	6,535
2007	9.378	9.822	8,837
2006	9.033	9.378	10,840
2005	8.555	9.033	12,543
2004	7.813	8.555	10,299
2003	5.959	7.813	10,075
2002	9.082	5.959	8,221
2001	12.936	9.082	6,740
2000	14.691	12.936	2,896
1999	11.070	14.691	843
1998*	9.867	11.070	106

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Strategic Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	14.790	13.455	3,425
2007	14.225	14.790	4,290
2006	13.235	14.225	3,567
2005	13.108	13.235	2,848
2004	12.239	13.108	2,294
2003	11.507	12.239	2,269
2002	10.483	11.507	2,105
2001	10.102	10.483	1,041
2000	9.986	10.102	298
1999	10.755	9.986	124
1998*	10.009	10.755	7

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Technology VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	9.614	5.099	6,909
2007	8.529	9.614	10,093
2006	8.584	8.529	12,562
2005	8.390	8.584	14,667
2004	8.347	8.390	16,401
2003	5.773	8.347	17,585
2002	9.079	5.773	24,909
2001	13.617	9.079	23,797
2000	17.605	13.617	7,183
1999*	10.000	17.605	1,112

*	Commencement of offering on May 3, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Turner Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2008	13.453	6.701	5,865
2007	10.849	13.453	7,910
2006	10.327	10.849	8,696
2005	9.369	10.327	9,411
2004	8.556	9.369	10,137
2003	5.842	8.556	9,948
2002	8.748	5.842	7,947
2001*	10.000	8.748	4,649

*	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

and

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1400 American Lane, Schaumburg, Illinois 60196

ANNUITY CONTACT CENTER: Scudder DestinationsSM Service Team, PO Box, 19097,

Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.kemperinvestors.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for Scudder DestinationsSM Annuity dated May 1, 2009, and with the Prospectus for the Farmers Variable Annuity I dated May 1, 2005 (each a “Contract” and together, the “Contracts”). The Prospectuses may be obtained from Kemper Investors Life Insurance Company (“Kemper Investors” or “us”) by contacting the Annuity Contact Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeepers and Independent Registered Public Accounting Firm for the KILICO Variable Annuity Separate Account

Effective September 3, 2003 (the “Closing Date”), Kemper Investors transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and Kemper Investors entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by Kemper Investors, including certain registered variable annuity contracts that are funded through the KILICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of The Goldman Sachs Group, Inc.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by Kemper Investors that are administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

As required by law, Kemper Investors is responsible for the maintenance of the books and records of the Separate Account, and it has outsourced the recordkeeping function to its third party administrator, IBM Outsourcing (see below), and Protective Life. Kemper Investors owns the assets of the Separate Account.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 1901 6th Ave. N., Suite 1600, Birmingham, Alabama 35203 for the years ended December 31, 2008 and 2007, and PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606 for the year ended December 31, 2006. The firm has performed the annual audit of the financial statements of the Separate Account and Kemper Investors for the years ended December 31, 2008, 2007 and 2006.

Third Party Administrator

As of September 7, 2004, Kemper Investors entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. As of June 1, 2008, Kemper Investors entered into Amendment No. 5 to the Agreement. IBM Outsourcing has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, IBM Outsourcing, provides, at the Service Center, significant administrative services for the Contracts and the Separate Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account.

2

Distribution of the Contracts

Investors Brokerage Services, Inc. (“IBS”) currently serves as principal underwriter for the Contracts. IBS’ home office is located at 1707 North Randall Road, Suite 310, Elgin, Illinois 60123-9409. IBS is a wholly owned subsidiary of Protective Life; it has entered into selling group agreements with affiliated and unaffiliated broker-dealers. IBS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). IBS is a member of the Securities Investor Protection Corporation.

Synergy Investment Group, LLC (“Synergy”) also serves as the principal underwriter in connection with the Contracts. Synergy is not affiliated with Kemper Investors. Synergy is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The principal business address of Synergy is 8320 University Executive Park Drive, Suite 112, Charlotte, North Carolina 28262.

The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of up to 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. During 2008, 2007 and 2006, Kemper Investors paid gross commissions of approximately $2.4 million, $2.8 million and $3.5 million, respectively, to selling broker-dealers on behalf of IBS. During 2008, 2007, and 2006, Kemper Investors paid trail commissions of approximately $15 million, $14.3 million, and $12.2 million, respectively, to selling broker-dealers on behalf of IBS. IBS did not retain any portion of these commissions.

During 2008, the top 10 selling firms received commissions from Kemper Investors as follows:

Selling Firm	Commission Amount
PL Insurance Services of Texas	$351,310.41
LINSCO/Private Ledger Financial Services	$250,045.35
Planning Corporation of America	$160,980.00
Huckin Financial Group, Inc.	$117,747.05
Lincoln Financial Advisors	$101,785.57
HD Vest Insurance Agency LLC	$95,958.99
Royal Alliance Associates, Inc.	$91,074.31
First Union Securities, Inc.	$85,769.92
Private Ledger Insurance Services of Massachusetts	$69,475.65
AIG Financial Advisors	$65,531.64

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

3

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agents, IBM Outsourcing and Protective Life, maintain the records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Additional protection for the assets of the Separate Account is provided by a blanket fidelity bond issued by U.S. Specialty Insurance Company providing aggregate coverage of $9.5 million (subject to a $500,000 deductible) for Zurich Holding Company of America and its subsidiaries.

STATE REGULATION

Kemper Investors is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. Kemper Investors' books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Kemper Investors is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by M. Douglas Close, Esq., General Counsel. Sutherland Asbill & Brennan, LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory financial statements and schedules of Kemper Investors Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations - Division of Insurance), the U.S. GAAP financial statements of Kemper Investors Life Insurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the U.S. GAAP statement of assets and liabilities of KILICO Variable Annuity Separate Account as of December 31, 2008 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2008 and 2007 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for Kemper Investors and the Separate Account. The financial statements of Kemper Investors should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by Kemper Investors through the Separate Account.

4

APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non-Qualified Plans
California*	0.50%	2.35%
Maine**	—	2.00%
Nevada*	—	3.50%
South Dakota**	—	1.25%
West Virginia**	1.00%	1.00%
Wyoming**	—	1.00%

*	In California and Nevada, we pay premium taxes when you annuitize your Contract. We deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract.
**	In Maine, South Dakota, West Virginia, and Wyoming, we pay premium taxes at the time we receive a Purchase Payment from you. In those four states, we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment.

A-1

APPENDIX F

INDEX TO FINANCIAL STATEMENTS

Kemper Investors Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2008 and 2007

Statutory Statements of Operations For the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Cash Flows For the Years Ended December 31, 2008, 2007 and 2006

Notes to Financial Statements

Supplemental Schedule of Assets and Liabilities as of December 31, 2008 and For the Year Then Ended

Supplemental Summary Investment Schedule and Investment Risk Interrogatories as of December 31, 2008 and for the Year Then Ended

Kemper Investors Life Insurance Company

Report of Independent Auditors

U.S. GAAP Balance Sheets, December 31, 2007 and 2006

U.S. GAAP Statements of Income, for each of the three years in the period ended December 31, 2007

U.S. GAAP Statements of Comprehensive Income for each of the three years in the period ended December 31, 2007

U.S. GAAP Statements of Stockholder’s Equity, for each of the three years in the period ended December 31, 2007

U.S. GAAP Statements of Cash Flows, for each of the three years in the period ended December 31, 2007

Notes to Financial Statements

KILICO Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2008

Statement of Operations for the year ended December 31, 2008

Statement of Changes in Contract Owners’ Equity for the years ended December 31, 2008 and December 31, 2007

Notes to Financial Statements

F-1

Kemper Investors Life

Insurance Company

Statutory Financial Statements and

Supplemental Schedules

December 31, 2008 and 2007

Kemper Investors Life Insurance Company

Index

December 31, 2008 and 2007

Report of Independent Auditors

To the Board of Directors and Stockholders of

Kemper Investors Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Kemper Investors Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations, Division of Insurance (“IDOI”), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2008 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. However, the supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 2 to the financial statements, the Company received permission from the IDOI in 1995 to reset its unassigned surplus to zero with an equal and offsetting entry to gross paid-in capital and contributed surplus; under prescribed statutory accounting practices the aforementioned reclassification would not have been recorded. As of December 31, 2008 the permitted practice had no impact on statutory surplus.

/s/ PricewaterhouseCoopers LLP

Portland, Oregon

April 29, 2009

1

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

Years Ended December 31, 2008 and 2007

	2008	2007
ADMITTED ASSETS
Cash and invested assets
Bonds, at amortized cost (market value of $346,208,141 and $329,726,024)	$377,997,543	$330,445,414
Preferred stocks, at cost or amortized cost (market value of $876,740 and $1,047,383)	1,050,000	1,050,531
Contract loans	70,613,087	44,733,188
Cash, cash equivalents and short-term investments	5,644,754	17,644,456
Other invested assets	125,192	437,334

Total cash and invested assets	455,430,576	394,310,923

Amounts recoverable from reinsurers	14,508,362	3,035,108
Other amounts receivable under reinsurance contracts	17,550,402	18,596,348
Uncollected premiums and agents’ balances in the course of collection	43,302	47,386
Federal income tax recoverable	18,351,605	37,419,171
Net deferred tax asset	10,626,299	14,718,635
Investment income due and accrued	7,403,769	4,940,776
Guaranty funds receivable or on deposit	1,523,229	1,605,286
Securities lending collateral	377,404	21,295,218
Receivable from separate accounts	14,139,824	10,654,707
Receivables from parent, subsidiaries and affiliates	97,946	29,919
Other assets	424,447	1,231,180
Separate account assets	13,345,689,898	16,191,781,951

Total admitted assets	$13,886,167,063	$16,699,666,608

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities
Life and annuity reserves	$334,232,820	$266,078,031
Deposit-type funds
Supplemental contracts without life contingencies	873,760	670,948
Liability for deposit-type contracts	141	207
Claims and benefits payable to policyholders	307,021	182,196

Total policy liabilities	335,413,742	266,931,382

Interest maintenance reserve	1,149,271	1,616,967
General expenses due or accrued	1,857,891	2,155,314
Transfers to separate accounts due or accrued	(8,546,429)	(37,633,973)
Taxes, licenses and fees due or accrued	17,666,369	16,715,515
Asset valuation reserve	—	642,287
Payable to affiliates	15,576,093	18,565,078
Funds held under coinsurance	4,534,912	15,644,247
Other liabilities	5,571,665	14,027,539
Securities lending liability	390,311	21,295,218
Separate account liabilities	13,345,689,898	16,191,781,951

Total liabilities	13,719,303,723	16,511,741,525

Capital and surplus
Capital stock ($10 par value—300,000 authorized shares; 250,000 shares issued and outstanding at 2008 and 2007)	2,500,000	2,500,000
Paid-in capital	673,844,697	673,844,697
Unassigned deficit	(509,481,357)	(488,419,614)

Total capital and surplus	166,863,340	187,925,083

Total liabilities and capital and surplus	$13,886,167,063	$16,699,666,608

The accompanying notes are an integral part of these statutory financial statements.

2

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
INCOME
Premium and annuity considerations	$(108,581,945)	$3,738,427	$(928,297,142)
Considerations for supplemental contracts with life contingencies	50,847,657	44,905,363	24,862,504
Net investment income	24,126,982	16,413,752	31,989,181
Amortization of interest maintenance reserve	229,359	381,765	523,652
Separate accounts fees	188,706,662	189,580,262	222,645,261
Assumed modco reserve adjustment	51,504,792	77,795,168	70,150,568
Separate accounts-related (expenses) income, net	(2,157,368)	(3,601,067)	(715,541)
Reinsurance ceding commissions and allowances	24,891,014	28,383,386	22,542,886
Ceded miscellaneous fees	232,056	2,365,934	(188,219)
Other income	(66,574)	(924,332)	(5,281,200)

Total income	229,732,635	359,038,658	(561,768,050)

BENEFITS AND EXPENSES
Death benefits	16,814,510	23,755,606	20,498,967
Annuity benefits	888,893,785	866,462,677	716,367,870
Surrender benefits	1,100,958	1,163,415	725,986,824
Interest and adjustments on policy or deposit-type contracts	(2,314,859)	977,016	314,553
Payments on supplementary contracts with life contingencies	15,040,933	4,102,301	1,424,363
Increase (decrease) in aggregate reserves for life policies and contracts	68,154,789	66,319,298	(283,733,995)
Commissions	21,981,562	24,686,662	28,036,163
Commissions and expense allowances on reinsurance assumed	3,709,569	3,844,107	3,919,076
General expenses	24,031,125	20,743,786	16,383,930
Insurance taxes, licenses and fees	696,373	(1,760,182)	2,363,596
Net transfers (from) to separate accounts	(1,026,194,717)	(733,495,276)	(1,141,188,133)
Net change in termination value of separate accounts	38,745,338	51,963,164	40,955,145
Ceded change in termination value of separate accounts	(9,576,859)	(3,202,317)	(4,632,935)
Ceded fixed/variable expense	222,418,285	91,890,856	21,252,406
Other expenses	—	216,178	81,588

Total benefits and expenses	263,500,792	417,667,291	148,029,418

Net loss from operations before federal income tax benefit and realized capital (losses) gains	(33,768,157)	(58,628,633)	(709,797,468)
Federal income tax benefit	(22,614,475)	(39,978,800)	(282,404,990)

Net loss from operations before realized capital (losses) gains	(11,153,682)	(18,649,833)	(427,392,478)

Net realized capital (losses) gains	(4,801,337)	(566,186)	2,559,519
Related federal income tax (benefits) expense	(560,024)	(187,282)	1,396,990
Realized loss transferred to the interest maintenance reserve	(238,337)	(167,199)	(3,232,982)

Total realized capital (losses) gains	(4,002,976)	(211,705)	4,395,511

Net loss	$(15,156,658)	$(18,861,538)	$(422,996,967)

The accompanying notes are an integral part of these statutory financial statements.

3

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

Years Ended December 31, 2008, 2007 and 2006

	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2005	$2,500,000	$426,844,697	$(18,566,989)	$410,777,708
Net loss	—	—	(422,996,967)	(422,996,967)
Change in net unrealized capital gains and losses, net of tax	—	—	(306,039)	(306,039)
Change in nonadmitted assets	—	—	20,186,947	20,186,947
Change in net deferred tax asset	—	—	(22,021,953)	(22,021,953)
Change in paid-in capital		247,000,000		247,000,000
Change in asset valuation reserve	—	—	311,872	311,872
Change in surplus as a result of reinsurance	—	—	(4,585,932)	(4,585,932)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(5,908,964)	(5,908,964)

Balances at December 31, 2006	2,500,000	673,844,697	(453,888,025)	222,456,672

Net loss	—	—	(18,861,538)	(18,861,538)
Change in nonadmitted assets	—	—	(553,905)	(553,905)
Change in net deferred tax asset	—	—	(6,860,335)	(6,860,335)
Change in asset valuation reserve	—	—	(205,934)	(205,934)
Change in surplus as a result of reinsurance	—	—	(3,517,537)	(3,517,537)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(4,532,340)	(4,532,340)

Balances at December 31, 2007	2,500,000	673,844,697	(488,419,614)	187,925,083

Net loss	—	—	(15,156,658)	(15,156,658)
Change in net unrealized capital gains and losses, net of tax	—	—	(77,906)	(77,906)
Change in nonadmitted assets	—	—	9,808,561	9,808,561
Change in net deferred tax asset	—	—	(10,884,431)	(10,884,431)
Change in asset valuation reserve	—	—	642,287	642,287
Change in surplus as a result of reinsurance	—	—	(2,356,828)	(2,356,828)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(3,036,768)	(3,036,768)

Balances at December 31, 2008	$2,500,000	$673,844,697	$(509,481,357)	$166,863,340

The accompanying notes are an integral part of these statutory financial statements.

4

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
CASH FROM OPERATIONS
Premiums collected, net of reinsurance	$(57,268,005)	$48,442,137	$(903,564,520)
Net investment income	24,211,148	17,422,265	40,796,567
Miscellaneous income	263,110,583	293,599,354	307,121,784
Benefits and loss related payments	(930,883,756)	(891,535,772)	(1,474,026,304)
Net transfers to separate accounts	1,055,282,261	782,413,361	1,177,510,342
Commissions, expenses paid and aggregate write-ins for deductions	(300,117,298)	(181,330,778)	(107,513,027)
Federal and foreign income taxes recovered	42,242,067	34,176,335	256,092,646

Net cash provided by (used in) operations	96,577,000	103,186,902	(703,582,512)

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	44,707,067	70,386,844	608,342,340
Stocks	—	—	5,751,816
Other invested assets	—	—	347,394
Miscellaneous proceeds	—	425,941	6,445,919

Total investment proceeds	44,707,067	70,812,785	620,887,469

Cost of investments acquired
Bonds	99,360,016	140,176,354	205,817,480
Other invested assets	—	—	177,203
Miscellaneous applications	—	308,955	3,963,963

Total investments acquired	99,360,016	140,485,309	209,958,646

Net increase (decrease) in contract loans	25,879,899	23,942,266	(962,574)

Net cash (used in) provided by investments	(80,532,848)	(93,614,790)	411,891,397

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital and paid-in surplus, less treasury stock	—	—	247,000,000
Net deposits on deposit-type funds and other liabilities	202,746	(270,981)	59,743
Other applications	(28,246,600)	7,995,649	(181,943)

Net cash (used in) provided by financing and miscellaneous sources	(28,043,854)	7,724,668	246,877,800

Net change in cash, cash equivalents and short-term investments	(11,999,702)	17,296,780	(44,813,315)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Beginning of year	17,644,456	347,676	45,160,991

End of year	$5,644,754	$17,644,456	$347,676

The accompanying notes are an integral part of these statutory financial statements.

5

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2008 and 2007

1. The Company and Nature of Operations

Organization and Description of Business

Kemper Investors Life Insurance Company (“KILICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Kemper Corporation (“Kemper”), a non-operating holding company. Kemper is a direct wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect wholly owned subsidiary of Zurich Group Holding (“ZGH” or “Zurich”), a Swiss holding company. ZGH is wholly owned by Zurich Financial Services (“ZFS” or the “Parent’).

Purchase Agreement

On May 29, 2003, Kemper entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Bank One Insurance Holdings, Inc. (“BOIH” or “Bank One”), wherein BOIH purchased the capital stock of Federal Kemper Life Assurance Company (“FKLA”), Zurich Life Insurance Company of America (“ZLICA”), Zurich Direct, Inc., and the capital stock of KILICO subsidiaries Investors Brokerage Services, Inc., Investors Brokerage Services Insurance Agency, Inc, Zurich Life Insurance Company of New York, PMG Life Agency, Inc, PMG Marketing, Inc., PMG Securities Corporation and PMG Asset Management (the KILICO Subsidiaries). BOIH also agreed to acquire indirect control of Fidelity Life Association (“FLA”) via its acquisition of FKLA, which pursuant to a management agreement, directed the day-to-day operations of FLA (we have been advised that this management agreement is no longer in effect).

Prior to the Purchase Agreement, the Company, FKLA, ZLICA, and FLA operated under the trade name “Zurich Life” and were all, except for FLA, wholly owned subsidiaries of Kemper.

On September 3, 2003 (the “Closing Date” or the “Closing”), pursuant to the Purchase Agreement, the Company entered into a coinsurance agreement with FKLA under which:

•

The Company ceded 100% of its general account liabilities to FKLA with the exception of those relating to the DESTINATIONS product, supplemental contracts arising from the DESTINATIONS product, and business-owned life insurance (“BOLI”) contracts. These general account liabilities included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (collectively referred to as the “Reinsured Policies”). The Reinsured Policies also included certain policies written for a period of twelve months subsequent to the Closing.

•

The Company ceded on a modified coinsurance basis its separate account liabilities that related to the Reinsured Policies. As of December 31, 2008 and 2007, the Company’s separate account reserves subject to the coinsurance agreement with FKLA were approximately $983,514,000 and $1,750,104,000, respectively.

•

FKLA assumed administration of the Reinsured Policies and BOLI contracts of the Company on a long-term basis subject to the oversight of the Company. This included, but was not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information and certain aspects of legal compliance.

•

FKLA established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by FKLA, adjusted on a quarterly basis. FKLA is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less. As of December 31, 2008 and 2007, the Company’s general account statutory reserves subject to the coinsurance agreement with FKLA were approximately $2,222,259,000 and $2,458,617,000, respectively. The balance in the Security Trust Account was approximately $2,353,213,000 and $2,701,178,000 as of December 31, 2008 and 2007, respectively.

6

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

•

On July 1, 2004, BankOne merged with and into JP Morgan Chase & Company, with JP Morgan Chase & Company being the surviving entity. On November 1, 2004, FKLA changed its name to Chase Insurance Life and Annuity Company (“FKLA/CILAAC”). Protective Life Insurance Company purchased CILAAC on July 3, 2006. Effective April 1, 2007, CILAAC merged with and into Protective Life Insurance Company (“PLICO”).

Deregistration

As of April 1, 2005, the Company amended certain of its variable annuity contracts or certificates offered via its separate accounts by putting a floor on the market value adjustment feature (“MVA”) and increasing the guaranteed crediting interest rate for these contracts to 3% (collectively referred to as the “MVA Endorsement”). As a result of the issuance of the MVA Endorsement, the Company was no longer required to be registered under the Securities Act of 1933. KILICO also no longer has a duty to perform periodic filings under Section 15(d) of the Securities Exchange Act of 1934. However, the Company, as a sponsor of separate accounts, is still required to perform periodic filings under the Investment Company Act of 1940.

The MVA Endorsement also required the Company to amend its existing coinsurance agreement with FKLA/CILAAC. The MVA contracts previously ceded to FKLA/CILAAC were repriced as a result of this amendment.

Nature of Operations

Prior to the Closing the Company marketed, through various distribution channels, individual and group fixed rate and variable annuity contracts, individual and group term life and group variable life insurance products. The Company also offered investment-oriented products, guaranteed return products, or products that were a combination of both, to help policyholders meet multiple insurance and financial objectives. The Company’s distribution channels included financial institutions, securities brokerage firms, insurance agents and financial planners.

As of the Closing, the Company’s direct retained business consisted primarily of the DESTINATIONS product. The Company also ceased issuing new business with the exception of renewal business and certain policies to be written and reinsured pursuant to the coinsurance agreement with FKLA/CILAAC. The Company agreed that for a period of three years following the Closing Date, it would not, except under limited circumstances, issue any new BOLI policies. Nearly all of the Company’s BOLI policies are reinsured to Zurich Insurance Company, Bermuda Branch (“ZIBB”). The account values of these ceded BOLI policies are included in the separate account assets and liabilities on the balance sheet.

Investors Brokerage Services, Inc. and BFP Securities, LLC are the principal underwriters of the Company’s registered variable annuity and variable life products. BFP Securities, LLC is the also the primary wholesaling distributor of the Company’s BOLI products.

DESTINATIONS Product

DESTINATIONS is a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONS currently offers 32 variable subaccount investment options with various investment managers, 10 guaranty periods, a fixed account option, dollar cost averaging, a guaranteed minimum death benefit (“GMDB”) option and a guaranteed retirement income benefit (“GRIB”) option.

The GMDB and GRIB options subject the Company to market risk as the beneficiary or contract holder may receive, due to product guarantees, benefits that exceed the investment performance associated with their account balance. The GMDB and GRIB benefit is the greatest of the: i) the contract value (account value); ii) the greatest anniversary value before the exercise (annuitization date or date of death), reset up to age 80 minus previous withdrawals; or iii) purchase payments minus previous withdrawals, accumulated at 5% per annum to age 80.

7

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

The GRIB option is a rider to the DESTINATIONS base contract that was available to be purchased at the time the contract was issued. If purchased and later exercised, the GRIB option allows a policyholder to receive a payment stream that may have value in excess of what would otherwise have been generated, without GRIB, by annuitization of their contract value (due to benefit guarantees associated with the GRIB option). For contracts with the GRIB option, the guaranteed value may begin to be realized after seven or more years from contract issue, depending upon issue age. The amount of excess of the GRIB value over the contract value can fluctuate on a daily basis with changes in equity market returns. As such, the ultimate amount paid by the Company, if any, is uncertain and could be significantly more or less than the net amount at risk (as disclosed in Note 8).

On November 17, 2006, the Company entered into a reinsurance agreement with Zurich Insurance Company (“ZIC”; “ZIC Agreement”) to reinsure the net amounts at risk for GMDB and GRIB options on policies issued from May 1, 2000 through February 28, 2003. Subsequently, on December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. See Note 9 for a more detailed discussion of the ZIC Agreement and Amendment.

Business Owned Life Insurance (BOLI)

From 1997 to the effective date of the Purchase Agreement, the Company marketed BOLI policies. BOLI is a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

ZIBB reinsures 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make payments into SVP divisions in the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time.

Separate Account Business

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the contract holder. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the increase in aggregate reserves for life policies and contracts line item in the financial statements.

Group Term Life Insurance

During the second half of 2006, the Company began marketing and sales of a group term life insurance product (“Group Life”). Group Life is marketed through the agency force of Farmers Group, Inc. (“FGI”), an affiliated company. The Group Life product is yearly renewable term life insurance for employers to make available as a part of their employee benefits package. Group Life provides guaranteed issue in limited amounts to group members and allows for conversion to an individual term life policy when a member leaves the group.

8

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance (“IDOI”).

The IDOI recognizes only Statements of Statutory Accounting Principles (“SSAP”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC AP&P”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“GAAP”) in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair market value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Fair values of investments in bonds and stocks are based on values specified by the NAIC, where available, rather than on actual market values or estimated fair values. Changes between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the IDOI in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

9

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

10

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Reconciliation of Statutory Basis to GAAP Basis Accounting

A reconciliation of the Company’s audited statutory net income to audited U.S. Generally Accepted Accounting Principles (“GAAP”) net income and statutory capital and surplus to GAAP shareholders’ equity for the years ended December 31, 2007 and 2006 is shown below. For results as of the year ending December 31, 2008, and subsequent years thereafter, this reconciliation will not be made available as the Company no longer reports its financial results on a GAAP basis of accounting. The Company reports its results to ZFS and, its results are consolidated into overall ZFS results, on an International Financial Reporting Standards (“IFRS”) basis.

	2007	2006
	(in thousands of dollars)
Capital and Surplus
As reported on a statutory basis	$187,925	$222,457
Total adjustments	574,399	544,961

As reported on a GAAP basis	$762,324	$767,418

	2007	2006
Income Statement
As reported on a statutory basis	$(18,862)	$(422,997)
Total adjustments	10,659	429,186

As reported on a GAAP basis	$(8,203)	$6,189

Permitted Accounting Practice

In anticipation of the Zurich acquisition in 1996, the Company sold, primarily through a bulk sale, approximately $284,000,000 in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses that were required to be transferred to the IMR. However, as a result of the transfer of these realized capital losses, the IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company’s parent, the IDOI permitted the Company to reset the IMR to zero at December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as “quasi-reorganization”.

This procedure allows the Company a “fresh start” by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company’s total amount of reported capital and surplus as of December 31, 2008 and 2007, it did favorably impact the 2008, 2007 and 2006 net loss from operations. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the Company’s statutory net gain from operations would have decreased by approximately $1,316,000, $1,173,000 and $1,001,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Capital and surplus would have increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in surplus and unassigned surplus (deficit) would have been approximately $729,254,000 and $(548,136,000), respectively as of December 31, 2008, and approximately $729,254,000 and ($526,757,000), respectively, as of December 31, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the IDOI requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

The Company is liable for guaranty fund assessments related to certain unaffiliated life insurance companies that have become insolvent during the years 2008 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35, Guaranty Fund and Other Assessments, guaranty fund assessment (“GFA”) liabilities and estimated premium tax credits as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are to be presented separately in the balance sheet. The majority of the GFA liability is ceded as a result of the Purchase Agreement. The total estimated GFA provision as of December 31, 2008, 2007 and 2006 are as follows:

	2008	2007	Change
	(in thousands of dollars)
GFA receivable	$1,523	$1,605	$(82)
GFA reinsurance recoverable	16,560	16,349	211
GFA liability	(18,246)	(18,123)	(123)

2008 Net increase (decrease) to Statement of Operations			$6

	2007	2006	Change
GFA receivable	$1,605	$0	$1,605
GFA reinsurance recoverable	16,349	0	16,349
GFA liability	(18,123)	(3,256)	(14,867)

2007 Net increase (decrease) to Statement of Operations			$3,087

	2006	2005	Change
GFA receivable	$0	$0	$0
GFA reinsurance recoverable	0	0	0
GFA liability	(3,256)	(3,256)	0

2006 Net increase (decrease) to Statement of Operations			$0

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in laws or regulations that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to whether future legislation might be enacted, or if enacted that would include provisions with possible negative effects on the Company’s life and annuity products.

3. Accounting Policies

Investments

Investments are valued as prescribed by the NAIC and as required by the IDOI. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds—at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and

12

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Loan-backed securities—are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective managers and the prepayment windows and/or cashflows were obtained from Bloomberg. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

•

Preferred stocks—at cost, or amortized cost. Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. All other preferred stocks are reported at the lower of cost, amortized cost or fair market value.

•	Common stocks of non-affiliates—at market value.

•	Short-term investments—at cost or amortized cost.

•

Other invested assets—these balances consist of venture capital and real estate joint venture partnerships. They are carried at cost plus equity in undistributed earnings or losses for participants, net of a valuation allowance.

•

Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). The Company recorded $4,069,000, $0 and $0, respectively, fixed maturity write-downs on securities other than securitized financial assets for the periods ended December 31, 2008, 2007 and 2006.

The Company has not modified its impairment policy from the prior period.

Investment Income and Realized Gains and Losses

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, with the exception of mortgage loans in default are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2008, 2007 and 2006.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate-related reserves, are credited or charged to surplus, net of deferred tax.

13

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Securities Lending

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in cash or governmental securities. Income earned from the security lending arrangement is shared 25% and 75% between the lending agent and the Company, respectively. Income earned by the Company was approximately $27,000, $23,000 and $14,000 in 2008, 2007 and 2006, respectively. The Company’s securities on loan as of December 31, 2008 and 2007 primarily consisted of U.S. Treasury fixed income and corporate securities and had an estimated fair value of approximately $382,000 and $20,884,000, respectively. As of December 2008 and 2007, the fair value of the reinvested cash collateral was approximately $377,000 and $21,295,000, net of impairment loss of $13,000 and $0, respectively.

Income and Expenses

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of premiums and annuity considerations, investment income and policy charges and fees. Expenses consist of benefits, changes in aggregate reserves and policy maintenance costs.

Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Expenses, including acquisition costs related to acquiring new and renewal business, such as commissions, are charged to operations as incurred.

During 2007, the Company changed its presentation for recording direct and ceded premiums, benefits and expenses for certain variable products that had already been 100% reinsured. The associated impact to reported income is entirely offset within reported expenses and as a result there was no impact to the reported 2007 and 2008 net loss from operations associated with this change. Had this change to reflect ceded amounts been made as of January 1, 2006, reported premium and annuity considerations would have been reduced by approximately $86,707,000 for 2006, and approximately $49,054,000 in 2007 (partial year). Correspondingly, reflecting the effect of ceded amounts in benefits (death, annuity, surrender), expenses, and net transfers (from) separate accounts, would have reduced total benefits and expenses by approximately $86,707,000 for 2006, and approximately $49,054,000 in 2007 (partial year). Note that 2008 reflects full year implementation of this change in presentation, and that the comparison of net loss from operations between the years 2006, 2007, and 2008 does not change as a result of this change in presentation.

Policy Liabilities and Other Policyholders’ Funds

Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Interest crediting rates under the contracts’ accumulation periods range from 2.15% to 7.00%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 2.0% to 4.5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 4.5% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

14

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

The December 31, 2008 and 2007 statutory reserves for the GMDB option and the GRIB option meet the requirements of Actuarial Guidelines XXXIV and XXXIX.

Separate Accounts Business

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the market value of the underlying contracts. The difference between the market values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts rather than directly to surplus. The assets are invested primarily in a series of mutual funds managed by DWS Investments, and other unaffiliated mutual fund managers.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. An additional protection is the existence of a security trust. Several of the Company’s reinsurance contracts require that the reinsurer fund a trust, with the market value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company files a consolidated federal income tax return with ZHCA.

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets”, have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Statement of Cash Flows

The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

15

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

4. Investments

The components of investment income by type of investment for the years ended December 31, 2008, 2007 and 2006 are as follows:

	2008	2007	2006
	(in thousands of dollars)
Bonds	$18,111	$13,720	$28,548
Preferred stocks	46	38	122
Contract loans	3,170	1,902	1,169
Short-term investments	1,027	1,336	3,467
Other	2,190	49	(376)

Gross investment income	$24,544	$17,045	32,930
Less: Investment expenses	(417)	(631)	(941)

Net investment income	$24,127	$16,414	$31,989

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $157,000, $189,000 and $323,000, respectively, to Deutsche Investment Management Americas, Inc.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $108,000, $74,000 and $174,000, respectively, to Zurich Investment Services.

In April 2006, Zurich Global Investment Advisors (“ZGIA”) was divided into two separate entities, Zurich Global Investment Management (“ZGIM”) and Zurich Alternative Asset Management (“ZAAM”). There were no ZAAM investment expenses incurred in 2008, 2007 or 2006. The Company’s investment expenses for 2008, 2007 and 2006 included fees of approximately $140,000, $179,000 and $306,000, respectively, to ZGIM, and, prior to the division, ZGIA.

The Company owns one low income housing tax credit (“LIHTC”) property, National Equity Fund. The number of remaining tax credits is three years and the required holding period for the LIHTC investment is six years.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities.

Realized investment gains and losses for the years ended December 31, 2008, 2007 and 2006 are as follows:

	2008	2007	2006
	(in thousands of dollars)
Bonds	$(719)	$(257)	$(4,951)
Preferred stocks	—	—	73
Common stocks	—	—	1,548
Other	—	—	6,044

	(719)	(257)	2,714
Transfer to (from) interest maintenance reserve	238	167	3,233
Add: Tax expense on net realized gains	560	187	(1,397)

	$79	$97	$4,550

The Company recognized $6,044,000 in realized gains from a prior litigation settlement, related to a joint venture investment previously written off, for the year ended December 31, 2006.

16

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Impairment losses for the years ended December 31, 2008, 2007 and 2006 are as follows:

	2008	2007	2006
	(in thousands of dollars)
Bonds	$(4,069)	$—	$(22)
Other	(13)	(309)	(132)

	$(4,082)	$(309)	$(154)

Unrealized Gains and Losses on Bonds and Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks, as of December 31, 2008 and 2007 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands of dollars)
2008
Bonds
U.S. governments	$23,421	$906	$—	$24,327
Other governments	398	24	—	422
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	21,769	828	(1)	22,596
Public utilities (unaffiliated)	26,603	699	(879)	26,423
Industrial and miscellaneous (unaffiliated)	305,807	3,347	(36,714)	272,440

Total bonds	377,998	5,804	(37,594)	346,208

Redeemable preferred stock	1,050	—	(173)	877

Total bonds and preferred stocks	$379,048	$5,804	$(37,767)	$347,085

2007
Bonds
U.S. governments	$30,281	$492	$(62)	$30,711
Other governments	404	9	—	413
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	13,138	196	(2)	13,332
Public utilities (unaffiliated)	12,759	137	(51)	12,845
Industrial and miscellaneous (unaffiliated)	273,863	1,647	(3,085)	272,425

Total bonds	330,445	2,481	(3,200)	329,726

Redeemable preferred stock	1,051	—	(3)	1,048

Total bonds and preferred stocks	$331,496	$2,481	$(3,203)	$330,774

Unrealized Losses on Fixed Maturities and Equity Securities

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. The Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2008 and 2007 due to the issuers’ continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for a recovery of fair value.

17

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2008 and 2007 were as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
	(in thousands of dollars)
2008
Fixed maturities
Bonds
U.S. governments	$—	$—	$—	$—
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of gevernments and their political subdivisions	767	(1)	—	—
Public utilities (unaffiliated)	13,824	(854)	365	(25)
Industrial and miscellaneous (unaffiliated)	149,065	(18,076)	67,868	(18,638)

Total bonds	163,656	(18,931)	68,233	(18,663)
Redeemable Preferred Stock
Industrial and miscellaneous (unaffiliated)	877	(173)	—	—

Total preferred stock	877	(173)	—	—

Total fixed maturities	$164,533	$(19,104)	$68,233	$(18,663)

2007
Fixed maturities
Bonds
U.S. governments	$—	$—	$17,631	$(62)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of gevernments and their political subdivisions	—	—	312	(2)
Public utilities (unaffiliated)	1,295	(35)	2,687	(16)
Industrial and miscellaneous (unaffiliated)	34,507	(869)	117,689	(2,216)

Total bonds	35,802	(904)	138,319	(2,296)
Redeemable Preferred Stock
Industrial and miscellaneous (unaffiliated)	—	—	1,048	(3)

Total preferred stock	—	—	1,048	(3)

Total fixed maturities	$35,802	$(904)	$139,367	$(2,299)

As of December 31, 2008, fixed maturities comprised nearly all of the 226 securities contributing to the Company’s total unrealized loss amount. As of December 31, 2008, there were 2 securities with a fair value less than 85% of the security’s amortized cost for 12 continuous months.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 163 securities, all of which, or $19,104,000, were comprised of securities with fair value to amortized cost ratios at or greater than 43%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position of $18,663,000 for greater than 12 months as of December 31, 2008, were comprised of 63 securities. The majority of the unrealized loss amount, $18,638,000, relates to industrial and miscellaneous securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between

18

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value is written down to current market value with the Company recognizing an impairment loss in current year statement of income. The remaining unrealized loss balance of $25,000 is composed of U.S. governments, special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of government and their political subdivisions public utilities securities and redeemable preferred stocks, all of which were depressed to only a minor extent, with a fair value to amortized cost ratios at or greater than 85%.

Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2008 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

	Amortized Cost	Estimated Fair Value
	(in thousands of dollars)
2008
Due in 1 year or less	$24,418	$24,413
Due after 1 year through 5 years	99,213	93,960
Due after 5 years through 10 years	65,384	63,061
Due after 10 years	23,996	25,400

	213,011	206,834
Mortgage-backed securities	164,987	139,374
Redeemable Preferred Stock	1,050	877

	$379,048	$347,085

Proceeds from sales and maturities of bonds and stocks and gross realized gains (losses) on such sales and impairments for the years ended December 31, 2008, 2007 and 2006 are as follows:

	Gross Gains	Gross Losses	Proceeds
	(in thousands of dollars)
2008
Bonds	$87	$(4,875)	$44,707

2007
Bonds	$168	$(425)	$70,387

2006
Bonds	$5,428	$(10,401)	$608,342
Preferred stocks	73	—	2,530
Common stocks	1,548	—	3,221

19

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Bonds with an amortized cost of approximately $3,469,000 and $3,484,000 were on deposit with regulatory authorities at December 31, 2008 and 2007, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,883,000 and $3,686,000 as of December 31, 2008 and 2007, respectively.

5. Fair Value of Financial Instruments

On January 1, 2008, the Company adopted Financial Accounting Standards Board Statement No. 157 (“SFAS 157”), “Fair Value Measurements”, which was issued by the Financial Accounting Standards Board (“FASB”) in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

SFAS 157 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value into three broad levels (“Level 1, 2, and 3”). In compliance with SFAS No. 157, the Company’s Separate Account has categorized its financial instruments into the three level hierarchies. The liabilities of the Separate Account are also reported at market using similar categorization as the assets. Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

This fair value disclosure includes information regarding the valuation of the Separate Accounts, certain Bonds and Preferred Stocks as well as the Securities Lending Collateral due to the adoption of SFAS 157.

20

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Assets Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2008 about the Company’s financial assets measured at fair value on a recurring basis:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
	(in thousands of dollars)
Asset
Separate accounts assets	$3,016,637	$10,329,053	$—	$13,345,690
Securities lending collateral	377	—	—	377

Total	$3,017,014	$10,329,053	$0	$13,346,067

Determination of Fair Values:

The valuation methodologies used to determine the fair value of assets under the guidance within SFAS No. 157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs.

Separate Accounts

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the open-ended mutual funds are included in Level 1. The open-ended mutual funds are valued at the net asset values of the respective portfolios as of December 31, 2008. There are no restrictions on purchases or sales of these open-ended mutual funds. Some of the privately managed funds assets are categorized in Level 2. The stable value asset along with various miscellaneous assets and trade receivables are categorized as Level 2.

Security Lending Reinvested Assets

The Securities Lending collateral is reported at approximately $377,000 and is categorized in Level 1. This amount represents estimated fair value of the reinvested assets, using cash collateral received from Security Lending program, in reverse repurchase agreements priced daily by the tri-party bank, representing the Company and the counter party.

Assets Measured at Fair Value on a Non-recurring Basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at lower of cost of fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008, the following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total Gains (Losses)
	(in thousands of dollars)
Asset
Bonds	$—	$240	$—	($78)

21

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Bonds

Bonds that are rated NAIC 6 are carried at the lower of cost or market value. The Company had three bonds with an NAIC rating of 6. The market value and amortized cost of these bonds were approximately $240,000 and $318,000 respectively. The total unrealized losses associated with these bonds at 12/31/08 were approximately $78,000. Bonds are also reviewed on a quarterly basis for impairments. If a corporate bond has been non investment grade for twelve consecutive months, they are written down to the current market value and a loss is recognized. There was no impairment losses recognized at 12/31/08.

Preferred Stock

Preferred stock with NAIC ratings of 4, 5 or 6 are valued at the lower of cost or market. The Company did not have any unrealized losses at 12/31/08. Preferred stocks are also reviewed for impairments on a quarterly basis. If a preferred stock is non investment grade for twelve consecutive months, they are written down to the current market value and a loss is recognized. There were no impairments of preferred stock at 12/31/08.

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Bonds, Preferred Stocks and Common Stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Cash, Cash Equivalents and Short-Term Investments

The carrying amounts for these instruments approximate fair value.

Contract Loans and Other Invested Assets

The carrying value of contract loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

22

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Securities Lending

The estimated fair value of the securities lending collateral and liability are valued in accordance with the value of the underlying investment holding, which are primarily bonds.

Separate Accounts

Amounts are carried at current market value, which is based upon the net asset value for financial statement purposes.

The carrying value and estimated fair value of the Company’s financial instruments as of December 31, 2008 and 2007 were as follows:

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(in thousands of dollars)
Financial instruments recorded as assets
Bonds	$377,998	$346,208	$330,445	$329,726
Preferred stocks	1,050	877	1,051	1,047
Contract loans	70,613	70,613	44,733	44,733
Cash, cash equivalents and short-term investments	5,645	5,645	17,644	17,644
Other invested assets	125	125	437	437
Securities lending collateral	377	377	21,295	21,295
Separate account assets	13,345,690	13,345,690	16,191,782	16,191,782

Financial instruments recorded as liabilities
Securities lending	390	390	21,295	21,295
Separate account liabilities	13,345,690	13,345,690	16,191,782	16,191,782

6. Income Taxes

The Company files a consolidated federal income tax return with the ZHCA and its subsidiaries. These entities include the following:

American Guarantee and Liability Insurance Company	Universal Underwriters Acceptance Corporation
American Zurich Insurance Company	Universal Underwriters Insurance Company
Assurance Company of America	Universal Underwriters Insurance Services, Inc.
Colonial American Casualty & Surety Company	Universal Underwriters Life Insurance Company
Diversified Specialty Risk, Inc.	Universal Underwriters Management Company
Empire Fire and Marine Insurance Company	Universal Underwriters of Texas Insurance Company
Empire Indemnity Insurance Company	Universal Underwriters Service Corporation
Empire Management Services, Inc.	UUBVI, Limited
Fidelity & Deposit Company of Maryland	Vehicle Dealer Solutions, Inc.
Kemper Corporation	Zurich Agency Services, Inc.
Kemper Investors Life Insurance Company	Zurich Alternative Asset Management, LLC
Keswick Realty, Inc.	Zurich American Insurance Company
Maine Bonding and Casualty Company	Zurich American Insurance Company of Illinois
Maryland Casualty Company	Zurich CZI Management Holding, Ltd.
Maryland Insurance Company	Zurich E & S Insurance Brokerage, Inc.
Maunalua Associates, Inc.	Zurich Finance (USA), Inc.
Minnesota Marketing Center, Inc.	Zurich Global, Ltd.
National Standard Insurance Company	Zurich Global Investment Management Inc.
Northern Insurance Company of New York	Zurich Holding Company of America, Inc.
South County Services Company Inc.	Zurich Latin America Corporation
Steadfast Insurance Company	Zurich Premium Finance Company
The Zurich Services Corporation	Zurich Premium Finance Company of CA
Zurich Warranty Solutions, Inc.

23

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The components of the net deferred tax asset recognized in the statutory statement of admitted assets, liabilities and capital stock and surplus and other funds as of December 31, 2008 and 2007 are as follows:

	2008	2007
	(in thousands of dollars)
Total of all deferred tax assets	$53,031	$64,011
Total of all deferred tax liabilities	(318)	(413)

Net deferred tax asset	52,713	63,598
Deferred tax assets nonadmitted	42,087	48,879

Net admitted tax assets	10,626	14,719

(Decrease) increase in nonadmitted deferred tax asset	$(6,792)	$(2,716)

The Company is currently recognizing all deferred tax liabilities.

The components of incurred tax expense are as follows:

	2008	2007	2006
	(in thousands of dollars)
Current income tax (benefit)—operations	$(22,614)	$(39,979)	$(282,405)
Current income tax (benefit) expense—capital gains	(560)	(187)	1,397

Current income tax (benefit)	$(23,174)	$(40,166)	$(281,008)

The changes in the main components of deferred tax assets and deferred tax liabilities as of December 31, 2008 and 2007 are as follows:

	2008	2007
	(in thousands of dollars)
Deferred tax assets
Life insurance reserves	$14,145	$11,947
Deferred acquisition costs	33,168	44,088
Nonadmitted assets	882	1,942
Unrealized losses	27	—
Bond write-downs	1,429	—
Other	3,380	6,034

Total deferred tax assets	53,031	64,011
Nonadmitted deferred tax assets	(42,087)	(48,879)

Admitted deferred tax assets	$10,944	$15,132

Deferred tax liabilities
Market discount on bonds	$(201)	$(155)
Capitalized software	(102)	(255)
Other	(15)	(3)

Total deferred tax liabilities	(318)	(413)

Net admitted deferred tax asset	$10,626	$14,719

24

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

The change in the net deferred income tax asset as of December 31, 2008 and 2007 is composed of the following:

	2008	2007	Change
	(in thousands of dollars)
Total deferred tax assets	$53,031	$64,011	$(10,980)
Total deferred tax liabilities	(318)	(413)	95

Net deferred tax asset (liability)	$52,713	$63,598	(10,885)

Tax effect of unrealized gains (losses)			(27)

Change in net deferred income tax			$(10,912)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The significant items causing this difference at December 31, 2008, 2007 and 2006 are as follows:

	2008	2007	2006
	(in thousands of dollars)
Provision computed at statutory rate	$(13,499)	$(20,718)	$(247,533)
Amortization of interest maintenance reserve	(80)	(134)	(895)
Separate accounts dividend received deduction	(1,061)	(5,796)	(5,784)
Ceding commission included in surplus	(1,888)	(2,817)	(3,673)
Nonadmitted assets	1,060	(1,444)	117
Other	3,206	(2,397)	(1,218)

Total	$(12,262)	$(33,306)	$(258,986)

Federal income tax incurred	$(23,174)	$(40,166)	$(281,008)
Less: Change in net deferred income tax	(10,912)	(6,860)	(22,022)

Total statutory income taxes	$(12,262)	$(33,306)	$(258,986)

No income taxes incurred in the current and prior years will be available for recoupment in the event of future net losses.

The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2005 and 2006. The Company, as a member of a consolidated return group, received a Revenue Agent Report (“RAR”) dated March 25, 2009. The RAR includes the disallowance of the Company’s Separate Account dividend-received deduction (“DRD”). The IRS proposed adjustments for 2005 and 2006 amounted to $26.3m (tax of $9.2m) and $21.9m (tax of $7.7m), respectively. The computational aspects of the DRD are subject to interpretation under existing tax law and the IRS has announced its intention to issue regulations surrounding certain computational aspects of the DRD, however, no such regulations have been issued. The Company believes the DRD were appropriately computed under the existing tax authority and industry practice and intends to vigorously defend its tax position as filed.

25

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

7. Information Concerning Parent, Subsidiaries and Affiliates

The Company held no investments in parents, affiliates or subsidiaries as of the years ended December 31, 2008 and 2007.

At December 31, 2008 and 2007, the Company reported the following amounts due from or to related parties:

	2008	2007
	(in thousands of dollars)
Zurich Insurance Company	$98	$—
Centre Group Holdings Limited	—	30

Receivable from related party	$98	$30

Zurich Insurance Company—Bermuda Branch	$(14,225)	$(13,161)
Farmers New World Life Insurance Company	(1,066)	(623)
Zurich American Insurance Company	(285)	(162)
Zurich Insurance Company	—	(4,619)

Payable to related party	$(15,576)	$(18,565)

Net (payable) receivable (to) from related party	$(15,478)	$(18,535)

Related party receivables and payables are settled in a timely manner.

The Company has no guarantees or undertakings for the benefit of an affiliate that would result in a material contingent exposure.

The Company has a services agreement with its affiliate Farmers New World Life Insurance Company (“FNWL”) to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. The Company has a services agreement with its affiliate ZFUS Services, LLC (“ZFUS”) for general account investment accounting and financial reporting services.

8. Life Reserves

Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company reserves for surrender values promised in excess of the legally computed reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding, in addition, one half of the net valuation premium for the modal period.

As of December 31, 2008 and 2007, the Company had $497,000 and $645,000, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the IDOI and related reserves of $8,000 and $12,000, respectively.

The tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

26

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

There have been no changes in reserve basis or methodology for the years ended December 31, 2008 and 2007.

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits at December 31, 2008 and 2007, are as follows:

	Guaranteed Living Benefits
	Subjected Account Value	Amount of Reserve Held—Net	Reinsurance Reserve Credit
	(in thousands of dollars)
Benefit and Type of Risk
December 31, 2008
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$1,859,556	$32,085	$1,352,586

December 31, 2007
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$3,930,680	$21,622	$426,854

Note: GRIB base is greatest of account value, greatest anniversary value or net deposits accumulated at 5%.

The December 31, 2008 and 2007, statutory reserves for GMDB and GRIB meet the requirements of Actuarial Guideline XXXIV and XXXIX.

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2008 and 2007 were as follows:

	2008		2007
	Amount	Percentage of Total	Amount	Percentage of Total
	(in thousands of dollars)
Subject to discretionary withdrawal
With fair value adjustment	$336,257	4.94%	$481,070	5.43%
At book value less current surrender charge of 5% or more	25,280	0.37%	126,408	1.42%
At fair value	2,848,381	41.80%	5,749,580	64.89%

Total with adjustment or at market value	3,209,918	47.11%	6,357,058	71.74%
At book value without adjustment (minimal or no charge or adjustment)	1,787,286	26.23%	1,777,590	20.06%
Not subject to discretionary withdrawal	1,816,741	26.66%	726,411	8.20%

Total	6,813,945	100.00%	8,861,059	100.00%

Reinsurance ceded	(3,674,741)		(2,837,852)

Net total	$3,139,204		$6,023,207

27

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Reconciliation of total annuity actuarial reserves and deposit fund liabilities as of December 31, 2008 and 2007 were as follows:

	2008	2007
	(in thousands of dollars)
Life and accident and health annual statement
Annuities section, net	$165,983	$155,411
Supplementary contracts with life contingencies section, net	94,892	64,661
Deposit-type contracts	874	671

Total annuity and deposit-type contracts	261,749	220,743

Separate accounts annual statement
Annuities (excluding supplementary contracts)	2,869,450	5,787,713
Supplementary contracts including life contingencies	3,446	4,335
Liability for deposit-type contracts	4,559	10,416

Total separate accounts	2,877,455	5,802,464

Total annuity actuarial reserves and deposit-type contract liabilities	$3,139,204	$6,023,207

9. Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts and coinsurance contracts. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

PLICO

The initial ceding commission on the coinsurance agreement with PLICO was $120 million. This initial ceding commission was not transferred to the Company from PLICO, but rather was withheld from the investment assets transferred from the Company to PLICO as part of the transferred coinsurance assets. This initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus are being amortized into operations. Amortization of the initial ceding commission was approximately $2.3 million and $3.5 million for the years ended December 31, 2008 and 2007, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $3.0 million and $4.5 million for the years ended December 31, 2008 and 2007, respectively.

As part of the coinsurance agreement with PLICO (Note 1), most reinsurance agreements with outside reinsurers were novated to PLICO as part of the Purchase Agreement. As of December 31, 2008 and 2007, the Company’s separate account assets subject to the coinsurance agreement with PLICO were approximately $1.1 billion and $1.9 billion, respectively.

FNWL

The Company entered into a modified coinsurance agreement on December 1, 2003 with an affiliate, FNWL. FNWL is a Washington domiciled stock life insurance company. Initially, the Company assumed all existing non-qualified individual flexible payment fixed deferred (“NQ-FPDA”) and non-qualified individual

28

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

single premium fixed deferred (“NQ-SPDA”) annuities from FNWL. In exchange, the Company paid an initial ceding commission of $36.5 million. No portion of the assets constituting the consideration was transferred to the Company. These assets consist principally of a portfolio of fixed income financial instruments. The values of these assets may fluctuate with changes in interest rates and other market conditions, and these fluctuations may be significant. The Company is at risk for such fluctuations. The reserve balances under this modified coinsurance agreement were approximately $673.5 million and $702.4 million as of December 31, 2008 and 2007, respectively. Subsequent new issues by FNWL of NQ-FPDA and NQ-SPDA annuities are assumed by the Company. In exchange, the Company receives all premiums and pays benefits to the policyholders relating to these contracts. The Company has a management and service agreement with FNWL to receive necessary services pursuant to this agreement.

FLA

As of December 31, 2008 and 2007, the reinsurance reserve credit from FLA related to fixed-rate annuity liabilities ceded to FLA amounted to approximately $152.0 million and $161.8 million, respectively.

Transamerica Re

The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 was ceded to Transamerica Re. As of December 31, 2008 and 2007, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $227.2 million and $142.5 million, respectively.

ZIC

On November 17, 2006, the Company entered into a reinsurance agreement (the “ZIC Agreement”) with ZIC. The Company ceded 100% of the net amounts at risk for GMDB and GRIB related to the Company’s DESTINATIONS contracts issued from May 1, 2000 through February 28, 2003. In accordance with Section 131.20a of the Illinois Insurance Code (the “Code”), the Company submitted Form D-1, reporting a proposed reinsurance contract and requested approval of the contract and the Form D-1 filing under Section 174 of the Code. In connection with the Form D-1 filing, the IDOI approved the transaction on November 3, 2006, as submitted by the Company, which incorporated pro forma accounting treatment including reserve credits proposed under the reinsurance contract. In addition the IDOI approved the reserve credit calculation methodology and the accounting as prescribed.

The Company’s most significant policy risks prior to the ZIC Agreement were the GMDB and GRIB risks. The net amount at risk for the GMDB is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For GRIB, the net amount at risk is defined as the current guaranteed annuitization benefit, in excess of the current account balance at the balance sheet date. As a result of the ZIC Agreement, the Company ceded $1,453,292,000 of GMDB net amount at risk and $1,416,254,000 of GRIB net amount at risk at December 31, 2008.

The ceding premium paid to ZIC in exchange for reinsurance of GMDB and GRIB net amounts at risk for contracts issued after April 30, 2000 was $1,008,700,000. In addition, the ZIC Agreement called for the Company to pay interest of 5.25% on the initial ceding premium from September 1, 2006 until the effective date of the ZIC Agreement. The interest paid, in accordance with the ZIC Agreement, was $11,090,000.

On December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. The premium was paid on December 23, 2008. Interest accrued from the effective date of the Amendment at an annual rate of 5.25%, and was paid in the amount of $1,438 along with the premium.

29

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Pursuant to the ZIC Agreement, ZIC established a security trust account for the exclusive benefit of the Company. The Bank of New York is the “Trustee.” The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. At December 31, 2008, 102% of the statutory reserve credit assumed by ZIC was $1,383,578,000. The balance in the trust account at December 31, 2008, was $1,751,562,000.

ZIBB

The Company entered into a reinsurance treaty with ZIBB in June 2002. A trust account (the “ZIBB Reinsurance Trust” or the “Trust”) was established as security for three reinsurance agreements which include the Second Amended and Restated Group Variable Life Program Yearly Renewable Term Reinsurance Agreement, the Second Amended and Restated Individual Variable Life Program Yearly Renewable Term Reinsurance Agreement and the Amended and Restated Group Variable Life Program 2000 Yearly Renewable Term Reinsurance Agreement. State Street Bank is the “Trustee”, and Fund Accountant and Custodian. At December 31, 2008 and December 31, 2007, reinsurance recoverables totaling approximately $264.2 million and approximately $188.4 million, respectively, were secured by the Trust, which was supported by cash and invested assets with a fair value of approximately $283.1 million and $201.6 million at December 31, 2008 and 2007, respectively.

As of December 31, 2008, 2007 and 2006, the deductions for reinsurance assumed from affiliated and unaffiliated insurance companies for life and annuity products were as follows:

	2008	2007	2006
	(in thousands of dollars)
Premiums assumed from affiliated insurance companies	$26,372	$28,211	$30,434

Benefits assumed from affiliated insurance companies	$80,102	$91,682	$86,354

As of December 31, 2008, 2007 and 2006, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies for life and annuity products were as follows:

	2008	2007	2006
	(in thousands of dollars)
Reserves ceded to affiliated insurance companies	$1,369,435	$376,798	$348,262
Reserves ceded to unaffiliated insurance companies	2,823,148	3,011,247	3,306,963

Total reserves ceded	$4,192,583	$3,388,045	$3,655,225

Premiums ceded to affiliated insurance companies	$179,701	$157,165	$1,166,687
Premiums ceded to unaffiliated insurance companies	101,691	56,977	47,377

Total premiums ceded	$281,392	$214,142	$1,214,064

Benefits ceded to affiliated insurance companies	$229,250	$124,695	$108,768
Benefits ceded to unaffiliated insurance companies	730,897	590,592	448,635

Total benefits ceded	$960,147	$715,287	$557,403

Such amounts related to life insurance in force at December 31, 2008 and 2007 were as follows:

	2008	2007
	(in thousands of dollars)
Direct and assumed	$63,090,527	$63,066,468

Ceded to
Affiliated insurance companies	$50,922,180	$51,136,664
Unaffiliated insurance companies	2,645,635	2,622,375

Total ceded	$53,567,815	$53,759,039

30

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

10. Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the IDOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the IDOI. Due to the fact that statutory net income for 2008 is negative and statutory unassigned surplus is also negative, the Company cannot pay a regular dividend in 2009. No cash dividends were paid in 2008 or 2007. However, the Company did distribute an extraordinary dividend of its interest in notes receivable from an impaired investment during December 2006. The book value of the investment was zero at the time of the distribution and the distribution was approved by the IDOI prior to distribution.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). This RBC ratio is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC ratio specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. Stochastic modeling is used to determine C3 Phase I and C3 Phase II required RBC amounts. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s RBC ratios exceed regulatory requirements at December 31, 2008 and 2007. These ratios are not a required part of the Company’s financial statements, and therefore, they were not subjected to the auditing procedures applied in the audit of the financial statements.

Within the life insurance industry, both regulators and companies have been developing new statutory reserve and minimum capital standards that are much less formulaic than in the past. The new requirements require various types of stochastic projections, for both statutory reserves and minimum capital requirements.

The first products impacted are deferred variable annuities, in particular deferred variable annuities with guaranteed minimum benefits, such as GMDB, and various living benefits, such as GRIB. In December 2005, the NAIC adopted the C3 Phase II Regulation (the “Regulation”). The Regulation requires higher minimum capital for many deferred variable annuities with guaranteed minimum benefits. The Company has fully phased in the capital required by the Regulation. It is possible that, after regulators have examined the impact of the Regulation, the Regulation could be revised. In that case, the Company’s required minimum capital for deferred variable annuities might change to align with revised regulatory requirements.

The new statutory reserve requirement for the same deferred variable annuities is called “VA CARVM” (Variable Annuity CARVM). VA CARVM is effective as of December 31, 2009.

On November 17, 2006, a reinsurance contract was signed between KILICO and ZIC, an affiliated reinsurer to transfer the risk of the GMDB and GRIB on certain variable annuity contracts issued from May 1, 2000 through February 28, 2003.

On December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected.

11. Retirement Plans and Other Postretirement Benefit Plans.

Consolidated/Holding Company Plans

In 2004, the Company began participating in a qualified, non-contributory defined benefit pension plan, which is sponsored by an affiliated entity, Farmers Group, Inc. (“FGI”). Substantially all employees who have reached age 21 and rendered one year of service participate in the plan. The benefits are based on years of service and the employee’s compensation during the last five years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

31

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

The Company has no legal obligation for benefits under these plans. FGI charges the affiliate, FNWL, an allocated share of such contributions based on characteristics of the population of plan participants. These charges are then included in the overhead and administrative charges paid by the Company to FNWL. The Company has no pension plan liability as of December 31, 2008 and 2007. The Company’s share of pension costs was approximately $350,000, $316,000 and $320,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

Defined Contribution Plans

The Company participates in the same profit sharing plans as FNWL. These consist of two profit sharing plans providing for cash payments to all eligible employees. The two plans, the Cash Profit Sharing Plan and the Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of FGI’s pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued. The Company’s liability and expense is included in the overhead and administrative charges paid to FNWL.

12. Separate Accounts

General Nature and Characteristics of Separate Accounts Business

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group, variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders.

The Company receives fees from the Separate Accounts which consist of mortality and expense risk charges, certain GMDB fees, certain GRIB fees, record maintenance fees and other administrative charges. The Company also retains withdrawal charges to cover acquisition expenses in the event of early withdrawals by contract holders. The negative liability for transfers to Separate Accounts of approximately $8.5 million and $37.6 million, represents the fund value less statutory reserve of the Destinations’ variable annuity at December 31, 2008 and 2007, respectively, and would be due to the Company in the event of early withdrawal by contract holders. The negative liability for transfers to Separate Accounts decreased approximately $29.1 million in 2008 and decreased approximately $48.9 million in 2007.

The assets and liabilities of the Separate Accounts are carried at current market value, which is based upon the net asset value, at December 31, 2008 and 2007.

The Company has marketed non-registered individual and group variable BOLI contracts and a series of individual variable life contracts. The Company received approximately $6.5 million, $36.8 million and $47.8 million of renewal premium on existing BOLI contracts during 2008, 2007 and 2006, respectively. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The BOLI products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company related to the BOLI products. No commissions are paid on BOLI product sales.

32

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

Separate accounts fees and miscellaneous income were comprised of the following for the years ended December 31, 2008, 2007 and 2006:

	2008	2007	2006
	(in thousands of dollars)
Separate accounts fees on non-BOLI variable life and annuities	$20,650	$31,513	$67,017
BOLI cost of insurance charges and fees[1]	167,225	154,669	155,213
BOLI tax benefits[2]	(1,058)	(203)	(301)

Total separate accounts fees and miscellaneous income	$186,817	$185,979	$221,929

(1)

The Company ceded approximately $169.7 million, $157.2 million and $158.0 million of such charges, as a reduction to premiums, to a Zurich affiliated company, ZIBB, during 2008, 2007 and 2006, respectively.

(2)

The Company paid approximately $1.1 million, $0.2 million and $0.3 million in DAC tax allowances to ZIBB in 2008, 2007 and 2006, respectively, for certain contracts in which the DAC tax loads received by the Company are collected over time as opposed to receiving the entire load up front.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2008 were as follows:

	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
	(in thousands of dollars)
Premiums, considerations or deposits for year ended December 31, 2008	$201	$—	$133,661	$133,862

Reserves at December 31, 2008	$18,868	$2,201	$13,282,908	$13,303,977

For accounts with assets at:
Fair value	$18,868	$2,201	$13,282,908	$13,303,977
Amortized cost	—	—	—	—

Total reserves	$18,868	$2,201	$13,282,908	$13,303,977

By withdrawal characteristics:
With market value adjustment	$18,868	$2,201	$—	$21,069
At fair value	—	—	13,282,908	13,282,908

Total	$18,868	$2,201	$13,282,908	$13,303,977

33

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

The following is a reconciliation of net transfers to (from) the Company’s separate accounts for the years ended December 31, 2008, 2007 and 2006:

	2008	2007	2006
	(in thousands of dollars)
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$160,784	$330,251	$255,655
Transfers from separate accounts	(1,139,512)	(936,764)	(1,311,962)

Net transfers (from) to separate accounts	(978,728)	(606,513)	(1,056,307)

Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(12,700)	(87,680)	(26,405)
Change in termination value of separate accounts	(38,745)	(51,963)	(40,955)
Separate accounts trading gain (loss)	(890)	(98)	79
SVP Surrender	—	—	(16,566)
Transfers required to support benefits	(2,172)	(1,422)	(1,602)
Terminated policy refunds	2,858	2,942	—
Ceded transfers	4,299	10,681	—
Other	(117)	558	568

Net transfers (from) to separate accounts as reported in the statement of operations	$(1,026,195)	$(733,495)	$(1,141,188)

13. Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

In 1997, the Company entered into an agreement with a third party to guaranty certain indemnity obligations of an investment property, including environmental claims over a period of 20 years and income tax liability claims over a period of 7 years. The maximum liability exposure under this guaranty would not exceed $4,000,000. The Company was fully insured for losses and liabilities related to the potential environmental claims for a period of 10 years. The insurance expired in 2007. Additionally, KFC Portfolio Corp, an affiliated company, has agreed to guaranty and indemnify the Company from all liabilities and costs incurred related to this transaction. While the Company currently has not experienced any claims, including environmental claims or threatened environmental claims related to this transaction, it is reasonably possible that the results of ongoing environmental studies or other factors could alter this expectation and may require recording of a liability and cause the Company future cash outlays. The extent or amount of such events, if any, cannot be estimated at this time. Accordingly, management expects this to have no impact on the results of operations, financial position or liquidity for the years ended December 31, 2008, 2007 and 2006.

The Company entered into an operating sublease agreement for office space effective November 1, 2006. The expiration of the sublease is August 31, 2010. Base rent is $171,120 per year plus expenses and taxes in excess of expenses and taxes in the base year of the agreement. On December 1, 2007, the Company entered into an additional operating lease for office space within the same office building. The expiration of this lease is August 31, 2010. Base rent is $139,216 in 2009, and $96,444 in 2010.

Rent paid, including allocations of rent from third-party administrators, was approximately $542,000, $335,000 and $149,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

34

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS—(Continued)

December 31, 2008 and 2007

As of December 31, 2008, the Company was obligated under noncancelable leases for office space as follows:

2009	$310,336
2010	210,524
Thereafter	—

$520,860

14. Other Disclosure

Subsequent to the issuance of the Company’s 2007 Annual Statement, the Company learned that a December 2007 processing delay at its third party administrator had inadvertently caused activity that should have been recorded in 2007 to instead be recorded in 2008. The Company contacted the Illinois Division of Insurance to obtain guidance with regard to correcting this issue, and the Company was instructed not to re-file its 2007 Annual Statement to make the correction. As a result, the Company has reflected the impact of this issue as a prior period correction.

Below is a detailed reconciliation of the adjustment:

	2008	2007
	(in thousands of dollars)
Statement of Operations
Annual Statement, Summary of Operations, Net income/(loss)	$(15,695)	$(19,861)
Considerations for supplementary contracts with life contingencies	0	1,929
Payments on supplementary contracts with life contingencies	0	(392)
Federal income tax benefit	538	(538)

Audited Statutory Statements of Operations, Net income/(loss)	$(15,157)	$(18,862)

Balance sheet
2007 Annual Statement, Assets page, Total Net Admitted Assets		$16,700,205
Federal income tax recoverable		(538)

2007 Audited Statements, Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Total admitted assets		$16,699,667

2007 Annual Statement, Total Liabilities		$16,513,279
Other liabilities		(1,537)

2007 Audited Statements, Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Total liabilities		16,511,742

2007 Annual Statements, Capital and Surplus		186,926
Capital and Surplus, Unassigned deficit		999

2007 Audited Statements, Total capital and surplus		187,925

2007 Audited Statements, Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Total liabilities and capital and surplus		$16,699,667

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

35

SUPPLEMENTAL SCHEDULES

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

December 31, 2008

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

2008
Investment income earned
U. S. government bonds	$939,084
Other bonds (unaffiliated)	17,171,596
Preferred stocks (unaffiliated)	46,360
Contract loans	3,170,479
Cash, cash equivalents and short-term investments	1,026,779
Other invested assets	(312,142)
Aggregate write-ins for investment income	2,502,044

Gross investment income	$24,544,200

2008
Bonds and short-term investments, by class and maturity
Bonds by maturity—statement value
Due within 1 year or less	$60,592,815
Over 1 year through 5 years	172,099,327
Over 5 years through 10 years	125,209,767
Over 10 years through 20 years	7,069,858
Over 20 years	20,995,789

Total by maturity	$385,967,556

Bonds by class—statement value
Class 1	$328,708,061
Class 2	55,090,956
Class 3	1,928,476
Class 4	—
Class 5	—
Class 6	240,063

Total by class	$385,967,556

Total bonds publicly traded	$350,383,225

Total bonds privately traded	$35,584,331

Preferred stocks—statement value	$1,050,000

Short-term investments—book value	$7,970,013

Cash on deposit	$(2,325,259)

Life insurance in force
Industrial	$—

Ordinary	$—

Credit life	$—

Group life	$9,522,712,000

Amount of additional accidental death benefits in force under ordinary policies	$250,000

37

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES—(Continued)

December 31, 2008

2008
Supplemental contracts in force
Ordinary—not involving life contingencies
Amount on deposit	$—

Income payable	$18,349,876

Ordinary—involving life contingencies
Income payable	$17,538,771

Group—not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies
Income payable	$—

Annuities
Ordinary
Immediate—amount of income payable	$—

Deferred—fully paid—account balance	$263,152,679

Deferred—not fully paid—account balance	$2,608,971,218

Group
Amount of income payable	$—

Fully paid—account balance	$—

Not fully paid—account balance	$2,085,030,245

Deposit funds and dividend accumulations
Deposit funds—account balance	$16,311,495

Dividend accumulations—account balance	$—

38

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

December 31, 2008

The Company’s gross investment holdings as filed with the 2008 Annual Statement are $455,430,576.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
2008
Bonds
U.S. treasury securities	$20,405,383	4.48%	$20,405,383	4.48%
U.S. government agency obligations Issued by U.S. government sponsored agencies	1,493,715	0.33%	1,493,715	0.33%
Foreign government (including Canada, excluding mortgage-backed securities)	397,532	0.09%	397,532	0.09%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	3,015,276	0.66%	3,015,276	0.66%
Issued by FNMA and FHLMC	10,934,639	2.40%	10,934,639	2.40%
CMOs and REMICs
Issued by FNMA and FHLMC	4,775,433	1.05%	4,775,433	1.05%
All other privately issued	146,260,298	32.11%	146,260,298	32.11%
Other debt and other fixed income securities (excluding short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	153,658,067	33.74%	153,658,067	33.74%
Unaffiliated foreign securities	37,057,200	8.14%	37,057,200	8.14%
Equity Interests
Unaffiliated Preferred stocks	1,050,000	0.23%	1,050,000	0.23%
Contract loans	70,613,087	15.50%	70,613,087	15.50%
Cash, cash equivalents and short-term investments	5,644,754	1.24%	5,644,754	1.24%
Other invested assets	125,192	0.03%	125,192	0.03%

Total invested assets	$455,430,576	100.00%	$455,430,576	100.00%

39

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

December 31, 2008

The Company’s total admitted assets, excluding separate account assets, as filed in the 2008 Annual Statement were $540,477,165.

The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Amount	Percentage of Total Admitted Assets
LBUBS 2005-C2 A2	$7,052,919	1.30%
DESF 2001-1 A4	6,562,247	1.21%
GSMS 2005-GG4 A4A	5,762,742	1.07%
CSFB 2005-C5 A3	5,711,564	1.06%
PROVIDENT FINANCIAL SERIES A—PRIVATE	5,400,000	1.00%
IRVING OIL LIMITED PRIVATE	4,955,000	0.92%
BSCMS 2004-T14 A2	4,885,798	0.90%
CSMC 2007-C5 A2	4,515,456	0.84%
CENTERPOINT ENERGY RES	4,348,100	0.80%
CITIGROUP INC	4,147,499	0.77%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Amount	Percentage		Amount	Percentage
NAIC—1	$328,708,061	60.82%	P/RP—1	$—	0.00%
NAIC—2	55,090,956	10.19%	P/RP—2	1,050,000	0.19%
NAIC—3	1,928,476	0.36%	P/RP—3	—	0.00%
NAIC—4	—	0.00%	P/RP—4	—	0.00%
NAIC—5	—	0.00%	P/RP—5	—	0.00%
NAIC—6	240,063	0.04%	P/RP—6	—	0.00%

	$385,967,556			$1,050,000

The Company holds admitted assets in foreign investments of approximately $27,212,538 or 5.03% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC—1	$27,212,538	5.03%
Countries rated NAIC—2	—	0.00%
Countries rated NAIC—3 or below	—	0.00%

40

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES—(Continued)

December 31, 2008

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries Rated NAIC—1:
Great Britain	$11,553,170	2.14%
Australia	3,931,614	0.73%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s 10 largest non-sovereign foreign issues and related percentages of total admitted assets are listed below:

2008		Amount	Percentage Total Assets
NAIC
Rating
2	PROVIDENT FINANCIAL SERIES A—PRIVATE	$5,400,000	1.00%
1	BARCLAYS PLC	2,641,238	0.49%
1	CODELCO INC	2,495,232	0.46%
1	WESTFIELD CAPITAL CORP	2,065,333	0.38%
1	BHP BILLITON FINANCE	1,866,281	0.35%
1	HBOS PLC	1,743,040	0.32%
1	ENEL FINANCE INTERNATION	1,497,381	0.28%
1	COVIDIEN LTD	1,009,371	0.19%
2	INGERSOLL-RAND	999,598	0.18%
2	BRITISH TELECOM PLC	998,251	0.18%

The Company does have Canadian investments of approximately $10,242,195 or 1.9% of total admitted assets, which is below the threshold of 2.5%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $1,050,000 or 0.2% of total admitted assets, which is below the threshold of 2.5%.

Question 14 is not applicable as the Company does not hold any investments in nonaffiliated, privately placed equity securities.

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

41

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES—(Continued)

December 31, 2008

Question 20, the Company holds the following amounts in securities lending arrangements as of:

Date	Amount	Percentage of Total Admitted Assets
March 31, 2008 (unaudited)	$20,214,191	Not Applicable
June 30, 2008 (unaudited)	8,735,755	Not Applicable
September 30, 2008 (unaudited)	8,240,181	Not Applicable
December 31, 2008	377,404	0.07%

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

42

Kemper Investors Life

Insurance Company

Financial Statements

December 31, 2007 and 2006

Kemper Investors Life Insurance Company

Index

December 31, 2007 and 2006

Report of Independent Auditors

To the Board of Directors and Stockholders of

Kemper Investors Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of (loss) income, comprehensive (loss) income, stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company (a wholly owned subsidiary of Kemper Corporation) (the “Company”) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Portland, Oregon

April 24, 2008

1

KEMPER INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

December 31, 2007 and 2006

(in thousands of dollars)

	2007	2006
ASSETS
Investments
Bonds, classified as available-for-sale, at fair value (amortized cost: $369,825 and $302,077)	$369,239	$298,587
Policy loans	44,733	20,791
Partnership and joint venture interests	437	863

Total investments	414,409	320,241

Cash and cash equivalents	31,083	17,482
Accrued investment income	5,363	3,773
Reinsurance recoverable	2,977,812	3,093,398
Deposit asset—coinsurance business	1,163,920	1,385,623
Deferred policy acquisition costs	1,051	3,944
Federal income tax receivable—affiliate	37,418	35,100
Modified coinsurance deposit receivable—related party	700,634	738,522
Other assets and receivables	83,735	108,403
Separate account assets	16,153,483	16,150,324

Total assets	$21,568,908	$21,856,810

LIABILITIES AND STOCKHOLDER’S EQUITY
Future policy benefits	$2,253,385	$2,294,756
Other policyholder benefits and funds payable	49,970	74,153
Deposit liability—coinsurance business	1,163,920	1,385,623
Modified coinsurance deposit payable—related party	726,063	768,232
Deferred income tax liabilities	206,247	194,733
Other accounts payable and liabilities	253,516	221,571
Separate account liabilities	16,153,483	16,150,324

Total liabilities	20,806,584	21,089,392

Stockholder’s equity
Capital stock ($10 par value—300,000 authorized shares; 250,000 shares issued and outstanding at 2007 and 2006, respectively)	2,500	2,500
Additional paid-in capital	1,088,633	1,088,633
Accumulated other comprehensive loss	(381)	(3,490)
Retained deficit	(328,428)	(320,225)

Total stockholder’s equity	762,324	767,418

Total liabilities and stockholder’s equity	$21,568,908	$21,856,810

The accompanying notes are an integral part of the financial statements.

2

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF (LOSS) INCOME

Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)

	2007	2006	2005
REVENUES
Premium income	$273	$17	$—
Separate account fees and charges	32,567	64,716	69,593
Modified coinsurance income (loss)—related party	7,465	2,804	(6,800)
Net investment income	18,597	34,374	31,327
Net realized investment (losses) gains	(613)	1,980	7,572
Other income	96,385	80,349	70,655

Total revenues	154,674	184,240	172,347

BENEFITS AND EXPENSES
Interest credited to policyholders	54,426	62,956	68,460
Claims incurred and other policyholder benefits	50,868	57,186	45,120
Taxes, licenses and fees	(375)	579	1,696
Commissions	4,353	15,988	16,301
Operating expenses	20,744	16,384	14,450
Amortization of deferred policy acquisition costs	2,893	12,418	7,453
Amortization of ceded premium deposit	45,435	155	—

Total benefits and expenses	178,344	165,666	153,480

(Loss) Income before income tax (benefit) expense	(23,670)	18,574	18,867
Income tax (benefit) expense	(15,467)	12,385	(2,649)

Net (loss) income	$(8,203)	$6,189	$21,516

The accompanying notes are an integral part of the financial statements.

3

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE (LOSS) INCOME

Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)

	2007	2006	2005
NET (LOSS) INCOME	$(8,203)	$6,189	$21,516

OTHER COMPREHENSIVE INCOME
Unrealized holding gains (losses) on securities:
Unrealized holding gains (losses) on investments	2,291	(904)	(16,430)
Reclassification adjustment for losses included in net income	613	3,910	790

Other comprehensive income (loss), before related income tax (benefit) expense	2,904	3,006	(15,640)
Related income tax (benefit) expense	(205)	2,273	(5,474)

Other comprehensive income (loss), net of tax	3,109	733	(10,166)

Comprehensive (loss) income	$(5,094)	$6,922	$11,350

The accompanying notes are an integral part of the financial statements.

4

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)

	Capital Stock	Additional Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Stockholder’s Equity
Balances at January 1, 2005	$2,500	$841,633	$5,943	$(347,930)	$502,146
Net income	—	—	—	21,516	21,516
Other comprehensive loss	—	—	(10,166)	—	(10,166)

Balances at December 31, 2005	2,500	841,633	(4,223)	(326,414)	513,496

Net income	—	—	—	6,189	6,189
Additional paid-in capital	—	247,000	—	—	247,000
Other comprehensive income	—	—	733	—	733

Balances at December 31, 2006	2,500	1,088,633	(3,490)	(320,225)	767,418

Net loss	—	—	—	(8,203)	(8,203)
Other comprehensive income	—	—	3,109	—	3,109

Balances at December 31, 2007	$2,500	$1,088,633	$(381)	$(328,428)	$762,324

The accompanying notes are an integral part of the financial statements.

5

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(8,203)	$6,189	$21,516
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Net realized losses (gains) investment	613	(1,980)	(7,572)
Interest credited and other charges	54,426	62,956	68,460
Amortization of deferred policy acquisition costs and value of business acquired	2,893	12,418	7,453
Amortization of net discount/premium on investments	3,145	6,189	8,099
Depreciation and other amortization	280	438	424
Deferred income tax expense	11,514	294,058	13,256
Cash provided by (used in) changes in operating assets and liabilities
Federal income taxes (payable) receivable	(2,318)	(25,956)	13,452
Life insurance policy liabilities	381	(12,303)	84,388
Other policyholder funds	(27,205)	(26,961)	(23,337)
Change in policy liabilities due to reinsurance	115,586	(917,960)	36,521
Other, net	(39,362)	(139,646)	(84,680)

Net cash provided by (used in) operating activities	111,750	(742,558)	137,980

CASH FLOWS FROM INVESTING ACTIVITIES
Cash from investments sold or matured:
Fixed maturity and equity securities available-for-sale	80,654	656,544	97,549
Cost of investments purchased or loans originated:
Fixed maturity and equity securities available-for-sale	(151,425)	(236,957)	(156,339)
Distribution of partnership and joint venture interests	—	171	224
Capitalization of software	—	—	(735)
Net change in receivable and payable for securities transactions	519	(3,812)	4,096
Net change in policy loans	(23,942)	962	(3,213)
Net change in other assets	(104)	—	(145)

Net cash (used in) provided by investing activities	(94,298)	416,908	(58,563)

The accompanying notes are an integral part of the financial statements.

6

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)

	2007	2006	2,005
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	164,940	7,387	346,021
Withdrawals	(172,675)	(23,252)	(345,607)
Capital contribution	—	247,000	—
Cash overdrafts	3,884	(5,681)	1,225

Net cash (used in) provided by financing activities	(3,851)	225,454	1,639

Net increase (decrease) in cash	13,601	(100,196)	81,056

CASH AND CASH EQUIVALENTS
Beginning of year	17,482	117,678	36,622

End of year	$31,083	$17,482	$117,678

Supplemental disclosures of cash flow information
Cash (refunded) paid during the year
Income taxes	$(34,176)	$(256,108)	$(29,357)
Interest	—	11,090	—

Supplemental disclosures of noncash operating activities
Income tax reclass from deferred to current	$—	$—	$12,635

The accompanying notes are an integral part of the financial statements.

7

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

1. The Company and Nature of Operations

Organization and Description of Business

Kemper Investors Life Insurance Company (“KILICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Kemper Corporation (“Kemper”), a non-operating holding company. Kemper is a direct wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect wholly owned subsidiary of Zurich Group Holding (“ZGH” or “Zurich”), a Swiss holding company. ZGH is wholly owned by Zurich Financial Services (“ZFS” or the “Parent’).

Purchase Agreement

On May 29, 2003, Kemper entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Bank One Insurance Holdings, Inc. (“BOIH” or “Bank One”), wherein BOIH purchased the capital stock of Federal Kemper Life Assurance Company (“FKLA”), Zurich Life Insurance Company of America (“ZLICA”), Zurich Direct, Inc., and the capital stock of KILICO subsidiaries Investors Brokerage Services, Inc., Investors Brokerage Services Insurance Agency, Inc., Zurich Life Insurance Company of New York, PMG Life Agency, Inc., PMG Marketing, Inc., PMG Securities Corporation and PMG Asset Management (the “KILICO Subsidiaries”). BOIH also agreed to acquire indirect control of Fidelity Life Association (“FLA”) via its acquisition of FKLA, which pursuant to a management agreement, directs the day-to-day operations of FLA.

Prior to the Purchase Agreement, the Company, FKLA, ZLICA, and FLA operated under the trade name “Zurich Life” and were all, except for FLA, wholly owned subsidiaries of Kemper.

On September 3, 2003 (the “Closing Date” or the “Closing”), pursuant to the Purchase Agreement, the Company entered into a coinsurance agreement with FKLA under which:

•

The Company ceded 100% of its general account liabilities to FKLA with the exception of those relating to the DESTINATIONS product, supplemental contracts arising from the DESTINATIONS product, and business-owned life insurance (“BOLI”) contracts. These general account liabilities included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (collectively referred to as the “Reinsured Policies”). The Reinsured Policies also included certain policies written for a period of twelve months subsequent to the Closing.

•

The Company ceded on a modified coinsurance basis its separate account liabilities that related to the Reinsured Policies. As of December 31, 2007 and 2006, the Company’s separate account reserves subject to the coinsurance agreement with FKLA were approximately $1,938,499,000 and $2,037,091,000, respectively.

•

FKLA assumed administration of the Reinsured Policies and BOLI contracts of the Company on a long-term basis subject to the oversight of the Company. This included, but was not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information and certain aspects of legal compliance.

•

FKLA established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by FKLA, adjusted on a quarterly basis. FKLA is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less. As of December 31, 2007 and 2006, the Company’s general account statutory reserves subject to the coinsurance agreement with FKLA were approximately $2,458,617,000 and $2,769,410,000, respectively. The balance in the Security Trust Account was approximately $2,701,178,000 and $3,034,704,000 as of December 31, 2007 and 2006, respectively.

8

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

•

On July 1, 2004, Bank One merged with and into JPMorgan Chase & Company, with JPMorgan Chase & Company being the surviving entity. On November 1, 2004, FKLA changed its name to Chase Life Insurance and Annuity Company (“FKLA/CILAAC”). Protective Life Insurance Company purchased CILAAC on July 3, 2006. Effective April 1, 2007, CILAAC merged with and into Protective Life Insurance Company (“PLICO”).

Deregistration

As of April 1, 2005, the Company amended certain of its variable annuity contracts or certificates offered via its separate accounts by putting a floor on the market value adjustment feature (“MVA”) and increasing the guaranteed crediting interest rate for these contracts to 3% (collectively referred to as the “MVA Endorsement”). As a result of the issuance of the MVA Endorsement, the Company was no longer required to be registered under the Securities Act of 1933. KILICO also no longer has a duty to perform periodic filings under Section 15(d) of the Securities Exchange Act of 1934. However, the Company, as a sponsor of separate accounts, is still required to perform periodic filings under the Investment Company Act of 1940.

The MVA Endorsement also required the Company to amend its existing coinsurance agreement with FKLA/CILAAC. The MVA contracts previously ceded to FKLA/CILAAC were repriced as a result of this amendment.

Nature of Operations

Prior to the Closing the Company marketed, through various distribution channels, individual and group fixed rate and variable annuity contracts, individual and group term life and group variable life insurance products. The Company also offered investment-oriented products, guaranteed return products, or products that were a combination of both, to help policyholders meet multiple insurance and financial objectives. The Company’s distribution channels included financial institutions, securities brokerage firms, insurance agents and financial planners.

As of the Closing, the Company’s direct retained business consisted primarily of the DESTINATIONS product. The Company also ceased issuing new business with the exception of renewal business and certain policies to be written and reinsured pursuant to the coinsurance agreement with FKLA/CILAAC. The Company agreed that for a period of three years following the Closing Date, it would not, except under limited circumstances, issue any new BOLI policies. Nearly all of the Company’s BOLI policies are reinsured to Zurich Insurance Company, Bermuda Branch (“ZIBB”). The account values of these ceded BOLI policies are included in the separate account assets and liabilities sections on the balance sheet.

Investors Brokerage Services, Inc. and BFP Securities, LLC are the principal underwriters of the Company’s registered variable annuity and variable life products. BFP Securities, LLC is also the primary wholesaling distributor of the Company’s BOLI products.

DESTINATIONS Product

DESTINATIONS is a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONS currently offers 32 variable subaccount investment options with various investment managers, 10 guaranty periods, a fixed account option, dollar cost averaging, a guaranteed minimum death benefit (“GMDB”) option and a guaranteed retirement income benefit (“GRIB”) option.

The GMDB and GRIB options subject the Company to market risk as the beneficiary or contract holder may receive, due to product guarantees, benefits that exceed the investment performance associated with their account balance. The GMDB and GRIB benefit is the greatest of the: i) the contract value (account value); ii) the greatest anniversary value before the exercise (annuitization date or date of death), reset up to age 80 minus previous withdrawals; or iii) purchase payments minus previous withdrawals, accumulated at 5% per annum to age 80.

9

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The GRIB option is a rider to the DESTINATIONS base contract that was available to be purchased at the time the contract was issued. If purchased and later elected, the GRIB option allows a policyholder to receive a payment stream that may have value in excess of what would otherwise have been generated, without GRIB, by annuitization of their fund balance (due to benefit guarantees associated with the GRIB option). For contracts with the GRIB option, the guaranteed value may begin to be realized after seven or more years from contract issue, depending upon issue age. The amount of the excess of the GRIB value over the account value can fluctuate on a daily basis with changes in equity market returns. As such, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than the net amount at risk (as disclosed in Note 11).

On November 17, 2006, the Company entered into a coinsurance agreement with Zurich Insurance Company (“ZIC”) to reinsure the net amounts at risk for GMDB and GRIB options on policies issued from May 1, 2000 through February 28, 2003. See Note 3 for a more detailed discussion of this agreement.

Business Owned Life Insurance (BOLI)

From 1997 to the effective date of the Purchase Agreement, the Company marketed Business Owned Life Insurance (“BOLI”) policies. BOLI is a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

ZIBB reinsures 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make payments into SVP divisions in the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time.

Separate Account Business

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the contract holder. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the claims incurred and other policyholder benefits line item in the financial statements.

Group Term Life Insurance

During the second half of 2006, the Company began marketing and sales of a group term life insurance product (“Group Life”). Group Life is marketed through the agency force of Farmers Group, Inc. (“FGI”), an affiliated company. The Group Life product is yearly renewable term life insurance for employers to make available as a part of their employee benefits package. Group Life provides guaranteed issue in limited amounts to group members and allows for conversion to an individual term life policy when a member leaves the group.

10

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

2. Summary of Significant Accounting Policies

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all cash in the bank and investments purchased with an original maturity of three months or less to be cash and cash equivalents.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid, or deemed to have been paid, are recorded on the Company’s balance sheet as reinsurance recoverables and ceded future policy benefits. Written premiums, earned premiums, separate account fees and charges, interest credited to policyholders and claims incurred and other policyholder benefits, in the Company’s income statement, all reflect the net effects of ceded reinsurance transactions. Reinsurance accounting is followed for assumed and ceded reinsurance agreements when the risk transfer provisions of Statement of Financial Accounting Standard (“SFAS”) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met.

Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

For investment and universal life contracts, the amounts collected from policyholders are considered deposits and are not included in revenue, following guidance established in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments.

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income and realized capital gains, policy charges such as mortality, expense and surrender charges, and expense loads for premium taxes on certain contracts. Expenses consist of benefits in excess of account balances, interest credited to contracts, policy maintenance costs, and amortization of deferred policy acquisition costs.

Deposit Asset and Liability—Coinsurance Business

The liabilities and assets of the investment contracts included in the Reinsured Policies are reported in these categories. These contracts are not considered to transfer insurance risk under GAAP and accordingly are accounted for under a deposit method of accounting in accordance with SFAS No. 113. The accrued account balance for investment contracts is computed as deposits net of withdrawals made by the contract holder, plus amounts credited based on contract specifications, less contract fees and charges assessed, plus any additional interest. In addition, policy charges such as expense and surrender charges, expense loads for premium taxes and expenses consisting of interest credited on these ceded investment contracts are included, on a net basis, in other income in the financial statements.

11

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally comprised of commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits (“EGPs”) on the related contracts and policies. The deferred policy acquisition costs (“DAC”) for annuities and separate account-related business are amortized over the estimated contract life in relation to the present value of EGPs, which arise principally from projected investment margins, mortality and expense margins and surrender charges.

Actual gross profits can vary from management’s estimates, resulting in increases or decreases in the rate of DAC amortization. The Company regularly evaluates its EGPs to determine if actual experience or other evidence suggests that earlier estimates should be revised. In the event that the Company revised its EGPs, the cumulative DAC amortization would be adjusted to reflect such revised EGPs in the period the revision was determined to be necessary. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread, estimated mortality, and estimated annuitization option costs. The separate account fund performance assumption is critical to the development of the EGPs related to the Company’s variable annuity business.

Additionally, the Company continues to perform analyses with respect to the potential impact of a revision to future EGPs. If such a revision to EGPs were deemed necessary, the Company would adjust, as appropriate, the assumptions and reproject its future EGPs based on current account values at the end of the quarter in which a revision is deemed to be necessary. The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company monitors the recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs.

Future Policy Benefits

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. A liability in excess of account values has also been established for GMDB and GRIB benefits in excess of account values.

Current interest rates credited during the contract accumulation period range from 2.00% to 7.00%. Future minimum guaranteed interest rates vary from 2.0% to 4.5%. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5% to 12.0%. All contracts with interest rates above 3.5% are fully reinsured by PLICO.

Liabilities for traditional life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields vary by policy duration and range from 4.2% to 4.6% over 20 years.

Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) and that are not included in liabilities for future benefits. These IBNR estimates, which are based on the Company’s historical experience, are adjusted to reflect actual claims experience as necessary. When actual experience differs from the previous estimate, the resulting difference will be included in the Company’s reported results for the period of the change in estimate in the claims incurred and other policyholder benefits line item in the Company’s financial statements. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2007 and prior. The Company’s financial statements include

12

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future.

In 2007, the Company recognized estimated Guaranty Fund Assessments recoverable through premium tax credits allowed after assessment, resulting in a decrease to taxes, licenses and fees and an increase in net income of $1,605,000. In 2006, the change in the estimated guaranty fund liability and the recording of an estimated amount ceded as a result of the Purchase Agreement resulted in a decrease to taxes, licenses and fees and an increase in net income of $1,396,000.

Investments

The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder’s equity. All security transactions are recorded on a trade date basis, except for private placement securities which are recorded on their funding date. The Company does not have any equity investments.

Within its general account investments, the Company holds collateralized mortgage obligations (CMOs). Fair values of CMOs have been determined using available market information and appropriate valuation methodologies. In cases where market information is unavailable, the Company utilizes independent pricing services to determine fair values of CMOs. If the fair value of any CMO is considered to be other-than-temporarily impaired, the difference between amortized book value and fair market value is recorded as realized investment loss in the financial statements.

Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method, which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be in default and therefore impaired on an other-than-temporary basis.

Changes in interest rates can have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available-for-sale fixed maturity securities, with an offsetting effect on stockholder’s equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable.

If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company’s portfolio managers. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board (“FASB”) in

13

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. The Company’s review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

Policy loans are carried at their unpaid balance. When a loan balance is present on a policy, annual interest is charged on the policy anniversary. If a payment is not made, the interest amount is added to the loan balance. Interest may be charged in advance or arrears depending on the plan and interest rates also vary by plan. An overloan situation may occur if the value of the policy is less than the amount of the loan. Overloans usually occur when a premium is not paid and the automatic premium loan provision is applied or when the annual loan interest is charged and not paid and the maximum available cash value has been used. In the case of an overloan situation, the policy owner is notified of the requirements to continue coverage prior to policy termination. Policies that terminate because of an overloan may be considered for reinstatement. Normal reinstatement guidelines are followed and the amount of money requested for reinstatement includes the loan interest.

Partnership and joint venture interests primarily consist of limited partnership and low income housing tax credit property investments. Partnership and joint venture interests in which the Company does not have control or majority interest are accounted for under the equity method. The Company’s interests in low income tax credit property investments are accounted for using the cost method. Under the cost method, the investment is amortized based on the proportion of tax credits received in the current year to the total estimated tax credits.

Accounting for Derivatives

SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments (“DIG B36”) addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. The Company has determined that certain of its modified coinsurance agreements contain an embedded derivative. This embedded derivative is accounted for on a fair value basis and is reported together with the host contract in the modified coinsurance deposit receivable line item on the balance sheet. The change in the fair value of the derivative is reported as a component of modified coinsurance income in the financial statements.

Federal Income Taxes

The Company files a consolidated federal income tax return with ZHCA and its subsidiaries. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe or receive. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits. In the event the ultimate deductibility of certain expenses or the realization of certain tax credits differs from its estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the financial statements.

14

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

A written agreement provides the method of allocating tax between the Company and ZHCA. In general, allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within 30 days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the Company’s apportioned tax liability in accordance with the tax sharing agreement.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in laws or regulations that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to whether future legislation might be enacted that would include provisions with possible negative effects on the Company’s life and annuity products.

New Accounting Pronouncements

In November 2005 the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. The adoption of FSP 115-1 and FAS 124-1 did not have a material impact on the Company’s financial statements.

In September 2005 AcSEC issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The adoption of SOP 05-1 did not have a material impact on the Company’s financial statements.

In May 2005 the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. SFAS No. 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS No. 154 also changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 did not have a material impact on the Company’s financial statements.

In December 2005, the FASB issued FSP Accounting and Audit Guide INV-1 and SOP 94-4-1, Reporting of Fully Benefit-Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare and Pension Plans. FSP AAG INV-1 and SOP 94-4-1 describe the limited circumstances in which the net assets of an investment company shall reflect the contract value of certain investments that it holds and provides a definition of a fully benefit-responsive investment contract. FSP AAG INV-1 and SOP 94-4-1 also provide guidance with respect to the financial statement presentation and disclosure of fully benefit-responsive investment contracts. This financial statement presentation and disclosure guidance is effective for financial statements for annual periods ending after December 15, 2006. The adoption of FSP AAG INV-1 and SOP 94-4-1 did not have a material impact on the Company’s financial statements.

15

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

In July 2006, the FASB issued FIN No. 48, an interpretation of FASB Statement 109. FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements by standardizing the level of confidence needed to recognize uncertain tax benefits and the process of measuring the amount of tax benefit to recognize. The Company adopted FIN No. 48 on January 1, 2007.

The evaluation of a tax position in accordance with FIN No. 48 is a two-step process. The first step is a recognition process whereby the entity determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more likely than not recognition threshold, the entity should presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is a measurement process whereby a tax position that meets the more likely than not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. The tax position’s financial statement benefit is measured as the largest amount of benefit that is cumulatively greater than 50% likely of being realized upon ultimate settlement.

The provisions of FIN No. 48 are effective beginning January 1, 2007, and are to be applied to all tax positions upon initial adoption of this standard. Only tax positions that meet the more likely than not recognition threshold at the effective date may be recognized or continue to be recognized upon adoption of FIN No. 48. For further discussion, see Note 7.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair market value, specifying that fair market value is a market-based measurement that is not entity specific. The standard establishes a hierarchy for use in determining fair market value that places the greatest emphasis on observable factors available from external parties and allows the use of unobservable inputs in determining value in cases where market values are not readily available. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company will adopt SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. SFAS No. 158 requires employers to recognize the overfunded or underfunded status of defined benefit postretirement plans as assets or liabilities in the balance sheet and to recognize changes in the funding status in comprehensive income in the period a change occurs. The provisions of SFAS No. 158 apply to business entities sponsoring single-employer defined benefit plans.

Because the Company contracts for employment services, including postretirement benefit plans through FGI, the Company is not a sponsor of a defined benefit postretirement plan and is, therefore, not subject to the requirements of SFAS No. 158.

In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Its objective is to allow companies to measure related assets and liabilities differently without having to apply complex hedge accounting. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 with earlier adoption allowed. The Company will adopt SFAS No. 159 on January 1, 2008. The effect of the adoption of SFAS No. 159 will depend upon which assets and liabilities the Company chooses to measure at fair value, if any, and the fair values of those assets and liabilities at the time the Company chooses to measure them at fair value.

3. DESTINATIONS Reinsurance Transaction with Affiliate in 2006

On November 17, 2006, the Company entered into a coinsurance agreement (the “ZIC Agreement”) with ZIC. The Company ceded 100% of the net amount at risk for GMDB and GRIB related to the Company’s DESTINATIONS contracts issued from May 1, 2000 through February 28, 2003.

16

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The Company’s most significant policy risks prior to the ZIC Agreement were the GMDB and GRIB risks. The net amount at risk (“NAR”) for the GMDB is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For GRIB, the net amount at risk is defined as the current guaranteed annuitization benefit in excess of the current account balance at the balance sheet date. As a result of the ZIC Agreement, the Company ceded approximately $353,070,000 and $370,155,000 of GMDB net amount at risk and approximately $336,869,000 and $352,998,000 of GRIB net amount at risk at December 31, 2007 and December 31, 2006, respectively.

Account values, benefit amounts, net amounts at risk and amounts ceded to reinsurers for contracts with GMDB and GRIB are shown below:

Minimum Guarantees—Direct, Reinsured and Net

	2007	2006
	(in thousands of dollars)
Contracts with GMDB
GMDB benefit	$4,650,831	$5,002,776
Account value	4,111,626	4,402,690

Net amount at risk	539,205	600,086
NAR reinsurance ceded—Transamerica Re	(186,135)	(229,931)
NAR reinsurance ceded—ZIC	(353,070)	(370,155)

Net retained	$—	$—

Contracts with GRIB
GRIB benefit	$4,429,302	$4,746,748
Account value	3,930,680	4,191,897

Net amount at risk	498,622	554,851
NAR reinsurance ceded—Transamerica Re	(129,403)	(161,483)
NAR reinsurance ceded—ZIC	(336,869)	(352,998)

Net retained	$32,350	$40,370

The ceding premium paid in 2006 to ZIC was $1,008,700,000. In addition, the ZIC Agreement called for the Company to pay interest of 5.25% on the initial ceding premium from September 1, 2006 until the effective date of the ZIC Agreement. The interest paid in accordance with the ZIC Agreement was approximately $11,090,000.

To fund the initial ceding premium to ZIC, the Company received additional capital of $247,000,000 from Kemper, its parent company. Additionally, the Company was immediately reimbursed by ZHCA, an indirect parent company of the Company, for the federal income tax recoverable of $241,000,000 created by the reinsurance transaction. The remainder of the premium and interest, $531,790,000, was funded through the sale of some of the Company’s invested assets.

At the inception of the ZIC Agreement, the Company recognized a ceded premium deposit of approximately $893,959,000 and a reinsurance recoverable asset of approximately $114,741,000. After ceding $2,500,000 in reserves for claims incurred but not reported and amortization of the ceded premium deposit of approximately $45,435,000 in 2007 and approximately $155,000 in 2006, the balance of the ceded premium deposit was approximately $845,869,000 and $891,304,000 at December 31, 2007 and December 31, 2006, respectively. The balance of the reinsurance recoverable asset was approximately $148,406,000 and $119,100,000 at December 31, 2007 and December 31, 2006, respectively. The ceded premium deposit and reinsurance recoverable are included in the Reinsurance recoverable line item on the balance sheet.

17

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

Upon execution of the ZIC Agreement, the contingent capital facility agreement between the Company and ZIC, entered into on January 1, 2006, was terminated. The Company incurred approximately $528,000 in fees for this contingent capital facility for the year ended December 31, 2006.

Pursuant to the ZIC Agreement, ZIC established a security trust account for the exclusive benefit of the Company. The trust account is funded with assets with a market value equal to at least 102% of the statutory reserve credit assumed by ZIC. At December 31, 2007 and December 31, 2006, 102% of the statutory reserve credit assumed by ZIC was approximately $371,570,000 and $343,333,000. The balance in the trust account at December 31, 2007 and December 31, 2006 was approximately $394,969,000 and $358,521,000, respectively.

4. Investments

Investment Income

The components of investment income, by type of investment, for the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
	(in thousands of dollars)
Bonds	$15,867	$30,892	$30,409
Redeemable preferred stocks	—	122	178
Short-term investments	1,411	3,508	1,259
Policy loans	1,902	1,169	1,065
Partnership and joint venture interests	(426)	(475)	(199)
Other	474	99	74

Gross investment income	19,228	35,315	32,786
Less: Investment expenses	631	941	1,459

Net investment income	$18,597	$34,374	$31,327

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $189,000, $323,000 and $277,000, respectively, to Deutsche Investment Management Americas, Inc.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $74,000, $174,000 and $134,000, respectively, to Zurich Investment Services.

In April 2006, Zurich Global Investment Advisors was divided into two separate entities, Zurich Alternative Asset Management and Zurich Global Investment Management. For the years ended December 31, 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $179,000, $306,000 and $431,000, respectively, to Zurich Global Investment Management and, prior to the division, Zurich Global Investment Advisors.

Realized Gains and Losses

Realized investment gains (losses) on sales of investments during the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
	(in thousands of dollars)

Bonds	$(304)	$(5,531)	$(790)
Redeemable preferred stocks	—	72	—
Common stocks	—	1,549	—
Partnership and joint venture interests	—	6,044	8,400

	$(304)	$2,134	$7,610

18

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The Company recognized $0, $6,044,000 and $8,400,000 in realized gains from prior litigation settlements related to a joint venture investment previously written off for the years ended December 31, 2007, 2006 and 2005, respectively.

Impairment Losses

Impairment losses for the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
	(in thousands of dollars)

Bonds	$—	$(22)	$(38)
Redeemable preferred stocks	—	(132)	—
Partnership and joint venture interests	(309)	—	—

	$(309)	$(154)	$(38)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2007 and 2006 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands of dollars)
2007
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$23,495	$267	$(62)	$23,700
Debt securities issued by foreign governments	404	9	—	413
Corporate securities	176,478	1,509	(2,058)	175,929
Mortgage—backed securities	169,448	1,051	(1,302)	169,197

	$369,825	$2,836	$(3,422)	$369,239

2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$24,964	$—	$(801)	$24,163
Debt securities issued by foreign governments	411	—	(7)	404
Corporate securities	158,373	591	(2,097)	156,867
Mortgage—backed securities	118,329	449	(1,625)	117,153

	$302,077	$1,040	$(4,530)	$298,587

Unrealized Gains and Losses on Equity Securities

The Company did not hold any common stocks or nonredeemable preferred stocks as of December 31, 2007 and December 31, 2006. Therefore, the Company did not have any unrealized gains or losses on equity securities in 2007 and 2006.

Unrealized Losses on Fixed Maturities and Equity Securities

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized loss position that could potentially

19

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

be other-than-temporarily impaired. Due to the issuers’ continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for a recovery of fair value, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2007 and 2006.

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2007 and 2006 are as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands of dollars)
2007
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$17,569	$(62)
Debt securities issued by foreign government	—	—	—	—
Corporate securities	14,666	(470)	74,762	(1,588)
Mortgage-backed securities	21,688	(580)	55,077	(722)

Total fixed maturities	$36,354	$(1,050)	$147,408	$(2,372)

2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$344	$(1)	$23,819	$(800)
Debt securities issued by foreign government	—	—	404	(7)
Corporate securities	26,177	(197)	88,243	(1,900)
Mortgage-backed securities	12,739	(118)	66,241	(1,507)

Total fixed maturities	$39,260	$(316)	$178,707	$(4,214)

There were no equity securities held as of December 31, 2007 and December 31, 2006.

Among the fixed maturities held by the Company at December 31, 2007, there were a number of mortgage-backed securities. Amortized cost and estimated fair value of mortgage-backed securities by type of security held at December 31, 2007 are:

	Amortized Cost	Estimated Fair Value	Unrealized Gain/(Loss)
	(in thousands of dollars)
Government Guaranteed Pools	$13,550	$13,828	$278
Collateralized Mortgage Obligations	26,965	27,052	87
Asset-Backed Securities	44,467	44,380	(87)
Commercial Mortgage-Backed Securities	84,466	83,937	(529)

Total	$169,448	$169,197	$(251)

At December 31, 2007, the Company evaluated each of its investments, including mortgage-backed securities, to determine if any securities are other-than-temporarily impaired. A number of factors are used in this evaluation, including, but not limited to rating agency assessments, length of time below investment grade, credit quality and performance of the issuer. Due to the issuers’ continued satisfaction of the securities obligations and the expectation they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for a recovery of fair value, the Company believes the prices of mortgage-backed securities were temporarily depressed as of December 31, 2007.

20

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

As of December 31, 2007, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 178 securities. The Company held no securities that were in an unrealized loss position in excess of $273,000. As of December 31, 2007, there was no fixed maturity with a fair value less than 85% of the security’s amortized cost for 12 continuous months.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 35 securities, all of which, or $1,050,000, were comprised of securities with fair value to amortized cost ratios at or greater than 85%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss position for 12 months or more were comprised of 143 securities, all of which, $2,372,000, were comprised of securities with a fair value to amortized cost ratios at or greater than 85%. The majority of the unrealized loss amount, approximately $2,310,000, relates to corporate securities, ($1,588,000), and mortgage-backed securities, ($722,000). The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $62,000 is comprised of one U.S. Treasury note security. This security was depressed to only a minor extent, with a fair value to amortized cost ratio of 100%.

Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2007 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

	Amortized Cost	Estimated Fair Value
	(in thousands of dollars)
Fixed maturities available-for-sale
Due in 1 year or less	$19,104	$19,037
Due after 1 year through 5 years	89,447	89,849
Due after 5 years through 10 years	90,951	90,280
Due after 10 years	875	876

	200,377	200,042
Mortgage-backed securities	169,448	169,197

	$369,825	$369,239

21

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2007, 2006 and 2005 are as follows:

	Proceeds	Gross Gains	Gross Losses
	(in thousands of dollars)
2007	$80,654	$184	$(488)
2006	656,544	7,158	(11,222)
2005	97,550	367	(1,195)

5. Disclosure About Fair Value of Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

Cash and Cash Equivalents

The carrying amounts of these items are reasonable estimates of their fair value.

Fixed Maturities, Redeemable and Nonredeemable Preferred Stock, and Common Stock

Fair values were determined by using market quotations or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company’s portfolio managers.

Policy Loans

The carrying amounts of these items are a reasonable estimate of their fair market values as interest rates are generally based on current market rates.

Partnership and Joint Venture Interests

The fair value of these investments is based on the Company’s equity ownership of the underlying partnership or joint venture interest. The carrying amounts reported for these items are reasonable estimates of their fair value.

Separate Accounts

The fair value of assets held in separate accounts is based upon unit prices of the underlying funds. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

22

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The estimated fair values and carrying values of the Company’s financial instruments as of December 31, 2007 and 2006 are as follows:

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(in thousands of dollars)
Assets
Cash and cash equivalents	$31,083	$31,083	$17,482	$17,482
Fixed maturities available-for-sale	369,239	369,239	298,587	298,587
Policy loans	44,733	44,733	20,791	20,791
Partnership and joint venture interests	437	437	863	863
Separate account assets	16,153,483	16,153,483	16,150,324	16,150,324

Liabilities
Other policyholder benefits and funds payable	49,970	49,970	74,153	74,153
Separate account liabilities	16,153,483	16,153,483	16,150,324	16,150,324

6. Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in cash or governmental securities. Income earned from the security lending arrangement is shared 25% and 75% between the lending agent and the Company, respectively. Income earned by the Company was approximately $23,000, $14,000 and $34,000 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company’s securities on loan as of December 31, 2007 and 2006 primarily consisted of U.S. Treasury fixed income and corporate securities and had an estimated fair value of approximately $20,884,000 and $20,869,000, respectively. The cash collateral as of December 31, 2007 and 2006 had an estimated fair value of approximately $21,295,000 and $20,760,000, respectively. The Company did not have any noncash collateral as of December 31, 2007, and noncash collateral had an estimated fair value of $560,000, in 2006. In accordance with SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, the noncash collateral is not recognized as a financial asset on the balance sheet.

7. Federal Income Taxes

The Company files a consolidated federal income tax return with ZHCA and its subsidiaries.

A written agreement provides the method of allocating tax between the Company and ZHCA. In general, allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Inter-company tax balances are settled within 30 days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the Company’s apportioned tax liability in accordance with the tax sharing agreement. The Company’s current income tax receivable from ZHCA was approximately $37,418,000 and $35,100,000 as of December 31, 2007 and 2006, respectively.

23

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The components of the provision for income taxes for the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
	(in thousands of dollars)
Current	$(38,248)	$(281,673)	$(15,905)
Deferred	22,781	294,058	13,256

Total income tax (benefit) expense	$(15,467)	$12,385	$(2,649)

A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2007, 2006 and 2005 to income before income taxes and the actual provision for the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
	(in thousands of dollars)
Computed expected tax (benefit) expense	$(8,285)	$6,501	$6,603
Difference between expected and actual tax expense
State taxes	—	244	—
Dividend received deduction	(7,441)	(7,450)	(9,557)
Foreign tax credit	201	193	295
Valuation allowance on tax loss	—	12,635	—
Other, net	58	262	10

Total actual tax (benefit) expense	$(15,467)	$12,385	$(2,649)

The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2007 and 2006 relate to the following:

	2007	2006
	(in thousands of dollars)
Deferred policy acquisition costs (“DAC Tax”)	$44,088	$58,665
Unrealized losses on investments	205	1,222
Life policy reserve	25,865	35,570
Unearned revenue	17,490	25,954
Tax loss carryforward	12,635	12,635
Other investment—related	2,928	920
Other	6,505	5,452

Subtotal deferred tax assets—Before Valuation Allowance	109,716	140,418
Valuation Allowance	12,635	13,857

Subtotal deferred tax assets—After Valuation Allowance	97,081	126,561

Deferred policy acquisition costs	368	1,380
Unearned premium	296,054	311,956
Depreciation and amortization	255	408
Other investment—related	158	121
Modified coinsurance	5,204	6,256
Other	1,289	1,173

Subtotal deferred tax liabilities	303,328	321,294

Net deferred tax liabilities	$(206,247)	$(194,733)

24

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The net deferred tax assets relate primarily to life reserves, unearned revenue and DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract. The deferred tax liabilities relate primarily to unearned premium reserve resulting from the ZIC Agreement.

Tax balances, including any valuation allowance balance, are determined under a tax allocation agreement. As of December 31, 2007 and 2006, approximately $12,635,000 and $13,857,000 of valuation allowance was allocated to the Company from ZHCA. The realizability of the deferred income tax assets is dependent upon available evidence including, historical and projected operating results, estimated reversals of temporary differences, and available tax planning strategies. This assessment is made on a consolidated tax return group basis. Estimates as to the realizability of deferred income tax assets are subject to change.

As of December 31, 2007, the Company had approximately $36,100,000 of operating loss carryforwards, which will expire in 2018. The tax effect of this operating loss carryforward is included in the valuation allowance as of December 31, 2007.

In July 2006, the FASB issued FIN No. 48, an interpretation of FASB Statement 109. FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements by standardizing the level of confidence needed to recognize uncertain tax benefits and the process of measuring the amount of tax benefit to recognize. The Company adopted FIN No. 48 on January 1, 2007.

The evaluation of a tax position in accordance with FIN No. 48 is a two-step process. The first step is a recognition process whereby the entity determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more likely than not recognition threshold, the entity should presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is a measurement process whereby a tax position that meets the more likely than not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. The tax position’s financial statement benefit is measured as the largest amount of benefit that is cumulatively greater than 50% likely of being realized upon ultimate settlement.

The provisions of FIN No. 48 are effective beginning January 1, 2007, and are to be applied to all tax positions upon initial adoption of this standard. Only tax positions that meet the more likely than not recognition threshold at the effective date may be recognized or continue to be recognized upon adoption of FIN No. 48. The adoption of FIN No. 48 had no impact on the Company’s retained earnings. However, the Company provided for an $11 million increase in liabilities for the Company’s unrecognized income tax positions related to temporary differences through a reclassification to deferred tax assets within the balance sheet. There are no interest or penalties accrued related to the provision of FIN No. 48. It is the Company’s policy to report interest and penalties as a component of income tax expense. The Company reasonably estimates that the amount of unrecognized tax positions will not change significantly within the next twelve months.

Below is a tabular reconciliation of unrecognized tax benefits.

Unrecognized Tax Benefits

(in thousands)
Balance at January 1, 2007	—
Adjustment to adopt FIN 48 at January 1, 2007	12,882
Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(1,820)
Reductions due to settlements with taxing authorities	—
Reductions due to lapse in statute of limitations	—
Balance at December 31, 2007	11,062

25

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

8. Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

In 1997, the Company entered into an agreement with a third party to guaranty certain indemnity obligations of an investment property, including environmental claims over a period of 20 years and income tax liability claims over a period of 7 years. The maximum liability exposure under this guaranty does not exceed $4,000,000. The Company was fully insured for losses and liabilities related to the potential environmental claims for a period of 10 years. The insurance expired in 2007. Additionally, KFC Portfolio Corp, an affiliated company, has agreed to guaranty and indemnify the Company from all liabilities and costs incurred related to this transaction. While the Company currently has not experienced any claims, including environmental claims or threatened environmental claims related to this transaction, it is reasonably possible that the results of ongoing or future environmental studies or other factors could alter this expectation and may require recording of a liability and cause the Company to make future cash outlays. The extent or amount of such events, if any, cannot be estimated at this time. Accordingly, management expects this to have no impact on the results of operations, financial position or liquidity for the years ended December 31, 2007, 2006 and 2005.

The Company entered into a contingent capital facility agreement (the “CCF Agreement”) with ZIC effective January 1, 2006. Under the CCF Agreement, the Company had the right to require ZIC to purchase 1 or more surplus notes of the Company in an aggregate principal amount not to exceed $300,000,000. This right was only exercisable by the Company upon the Company’s failure to maintain a risk-based capital (“RBC”) of total adjusted capital to company action level ratio (as defined in the RBC Model Act or in the rules and procedures prescribed by the National Association of Insurance Commissioners (the “NAIC”)) of at least 300%. Issuance and repayment of the surplus notes were subject to the approval of the Division of Insurance of the Illinois Department of Financial and Professional Regulation (“DOI”). The CCF Agreement was terminated November 17, 2006 upon the closure of the DESTINATIONS reinsurance transaction with ZIC (see Note 3 regarding the ZIC Agreement).

The Company entered into an operating sublease agreement for office space effective November 1, 2006. The expiration of the sublease is August 31, 2010. Base rent is $171,120 per year plus expenses and taxes in excess of expenses and taxes in the base year of the agreement. On December 1, 2007, the Company entered into an additional operating lease for office space within the same office building. The expiration of this lease is August 31, 2010. Base rent is $133,270 in 2008, $139,216 in 2009, and $96,444 in 2010.

Rent paid, including allocations of rent from third-party administrators was approximately $335,000, $149,000 and $122,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

As of December 31, 2007, the Company was obligated under noncancelable leases for office space as follows:

2008	$304,390
2009	310,336
2010	210,524
thereafter	—

$825,250

26

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

9. Regulatory Matters

The Company is required to file financial statements with the DOI. These financial statements are prepared in accordance with accounting practices prescribed or permitted by the DOI. “Prescribed” statutory accounting practices include those recorded in a variety of publications of the NAIC, as well as those recorded in state laws, regulations and general administrative rules. “Permitted” statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Illinois requires insurance companies domiciled in the State of Illinois to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures Manual.

Statutory stockholder’s equity was approximately $187,925,000 and $222,457,000 as of December 31, 2007 and 2006, respectively, and statutory net income (loss) was approximately $(18,862,000), $(422,997,000) and $39,917,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

Statutory unassigned surplus (deficit) was approximately $(488,420,000) and $(453,888,000) as of December 31, 2007 and 2006, respectively.

In anticipation of the Zurich acquisition in 1996, the Company sold, primarily through a bulk sale, approximately $284,000,000 in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses that were required to be transferred to the interest maintenance reserve (“IMR”). However, as a result of the transfer of these realized capital losses, the IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company’s parent, the DOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permitted the Company to proceed as if it had been legally reorganized through a procedure known as “quasi-reorganization”.

This procedure allowed the Company a “fresh start” by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company’s total amount of reported capital and surplus as of December 31, 2007 and 2006, it did favorably impact the 2007 and 2006 net loss, and 2005 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the Company’s statutory net gain from operations would have decreased by approximately $1,173,000, $1,001,000, and $1,300,000 for the years ended December 31, 2007, 2006 and 2005, respectively. Capital and surplus for the three years would have increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in surplus and unassigned surplus (deficit) would have been approximately $729,254,000 and $(526,757,000), respectively, as of December 31, 2007, and approximately $729,254,000 and ($490,053,000), respectively, as of December 31, 2006.

The NAIC requires life insurance companies to calculate an RBC ratio. This RBC ratio is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC ratio specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s RBC ratios exceed regulatory requirements at December 31, 2007 and 2006. These ratios are not a required part of the Company’s financial statements, and therefore, they were not subjected to the auditing procedures applied in the audit of the financial statements.

Within the life insurance industry, both regulators and companies have been developing new statutory reserve and minimum capital standards that are much less formulaic than in the past. The new standards require various types of stochastic projections for both statutory reserves and minimum capital requirements.

27

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

The first products impacted are deferred annuities, in particular deferred variable annuities with guaranteed minimum benefits, such as GMDB, and various living benefits, such as GRIB. In December 2005, the NAIC adopted the C3 Phase II Regulation (the “Regulation”). The Regulation requires higher minimum capital requirements for many deferred variable annuities with guaranteed minimum benefits. Statutory reserve requirements for deferred variable annuities may change in 2008 to align with the revised regulatory capital requirements.

As a result of the Regulation, in 2006 the Company allocated additional capital against these increased requirements. The Company believes it will be able to continue to meet the projected minimum capital requirements associated with the Regulation as it is fully phased in over the next 3 years. It is further possible that the Regulation could be revised in the future.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the DOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) the statutory net gain from operations from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the DOI. Due to the fact that statutory net income for 2007 is negative and statutory unassigned surplus is also negative, the Company can not pay a regular dividend in 2008. No cash dividends were paid in 2007, 2006 or 2005. However, the Company distributed an extraordinary dividend of its interest in notes receivable from an impaired investment during December 2006. The book value of the investment was zero at the time of the distribution, and the distribution was approved by the DOI prior to distribution.

The Company is required to deposit securities with state regulatory authorities. The fair value of these deposited securities was approximately $3,686,000 and $3,454,000 as of December 31, 2007 and 2006, respectively.

10. Reinsurance

The Company has ceded business under yearly renewable term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

Reinsurance ceded contracts do not relieve the Company from its obligation to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to the reinsurer under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

Amounts included in the statements of operations with respect to reinsurance ceded for the years ended December 31, 2007, 2006 and 2005 are as follows:

28

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

	Direct	Reinsurance Ceded	Net
	(in thousands of dollars)
2007
Premiums	$1,341	$(1,068)	$273
Separate account fees and charges	273,532	(240,965)	32,567
Interest credited to policyholders	124,865	(70,439)	54,426
Claims incurred and other policyholder benefits	328,417	(277,549)	50,868

2006
Premiums	$918	$(901)	$17
Separate account fees and charges	301,919	(237,203)	64,716
Interest credited to policyholders	135,090	(72,134)	62,956
Claims incurred and other policyholder benefits	266,090	(208,904)	57,186

2005
Premiums	$983	$(983)	$—
Separate account fees and charges	317,199	(247,606)	69,593
Interest credited to policyholders	141,412	(72,952)	68,460
Claims incurred and other policyholder benefits	228,076	(182,956)	45,120

PLICO. The reinsurance reserve credit, included in the Reinsurance recoverable line item on the balance sheet, from PLICO relating to these coinsurance transactions totaled approximately $1,731,221,000 and $1,830,247,000 at December 31, 2007 and 2006, respectively. In addition, the Company had liabilities on deposit for investment contracts at December 31, 2007 and 2006 that relate to the coinsurance agreement with PLICO of $1,001,126,000 and $1,211,153,000, respectively.

Pursuant to the coinsurance agreement with PLICO, PLICO established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves reinsured by PLICO, adjusted for policy loans and interest maintenance reserves on a quarterly basis. PLICO is required to maintain the Security Trust Account until the Company’s general account statutory reserves subject to the coinsurance agreement with PLICO are $400,000,000 or less. As of December 31, 2007 and 2006, the Company’s general account statutory reserves subject to the coinsurance agreement with PLICO were approximately $2,458,617,000 and $2,769,410,000, respectively. The balance in the Security Trust Account was approximately $2,701,178,000 and $3,034,704,000 as of December 31, 2007 and 2006, respectively.

FLA. At December 31, 2007 and 2006, the reinsurance reserve credit from FLA, which is included in the Deposit asset-coinsurance business line item on the balance sheet, relating to these coinsurance transactions totaled approximately $161,795,000 and $174,469,000, respectively.

TRANSAMERICA RE. The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 were ceded. As of December 31, 2007 and 2006, the statutory reinsurance recoverable related to DESTINATIONS policies reinsured with Transamerica Re amounted to approximately $48,278,000 and $56,698,000, respectively.

ZIC. On November 17, 2006, the Company entered into a reinsurance contract with ZIC to cede the net amount at risk for GMDB and GRIB on certain DESTINATIONS variable annuity contracts issued from May 1, 2000 and February 28, 2003. As of December 31, 2007 and 2006, the statutory reinsurance recoverable related to DESTINATIONS policies reinsured with ZIC amounted to approximately $148,406,000 and $119,100,000, respectively.

ZIBB. The Company cedes, on a yearly renewable term basis, nearly 100% of the net amount at risk (death benefit payable to the insured less the insured’s separate account cash surrender value) related to BOLI. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZIBB.

29

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

A trust account (the “ZIBB Reinsurance Trust” or the “Trust”) was established as security for the reinsurance agreements with ZIBB. At December 31, 2007 and December 31, 2006, reinsurance recoverables totaling approximately $185,511,000 and approximately $193,640,000, respectively, were secured by the Trust, which was supported by cash and invested assets with a fair value of approximately $201,629,000 and $204,266,000 at December 31, 2007 and 2006, respectively.

The following table contains amounts related to the BOLI reinsurance agreement with ZIBB for the years ended December 31:

	2007	2006	2005
	(in thousands of dollars)
Face amount in force	$60,306,549	$60,887,532	$75,484,138

Net amount at risk ceded	$(50,921,833)	$(51,757,956)	$(65,825,275)

Separate account fees and charges	$157,165	$157,886	$173,920

At December 31, 2007 and 2006, the Trust supports active life reserve credits of approximately $15,013,000 and $14,161,000, respectively, on the reinsurance ceded.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY. The Company cedes, on a quota share basis, 50% of the contracted liabilities of Group Life and related accidental death and dismemberment policies. As of December 31, 2007 and 2006, the reinsurance recoverable under this reinsurance agreement with Hartford Life and Accident Insurance Company amounted to $100,000 and $31,000, respectively.

11. Minimum Guarantees

As described in Note 1, the Company’s DESTINATIONS product offers a GMDB and GRIB option. For the GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For the GRIB option, the net amount at risk is defined as the current guaranteed GRIB annuitization benefit, as determined in accordance with the terms of the contract, in excess of the current account balance at the balance sheet date.

Gross account values and net amounts at risk for contracts with GMDB and GRIB are as follows:

	2007	2006
	(in thousands of dollars)
Contracts with GMDB
Account value	$4,111,626	$4,402,690
Account value in separate accounts	$3,987,903	$4,254,560
Net amount at risk	$539,205	$600,086
Average attained age of contract holders	64	63
Contracts with GRIB
Account value	$3,930,680	$4,191,897
Account value in separate accounts	$3,851,270	$4,050,858
Net amount at risk	$498,622	$554,851
Average attained age of contract holders	64	63
Minimum annuitization rates	2.5% or 3.5%	2.5% or 3.5%

Under the Transamerica Reinsurance agreement and the ZIC Agreement described in Note 3, the Company ceded 100% of its net amount at risk for contracts with GMDB and approximately 94% of its net amount at risk for contracts with GRIB.

30

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

Additional liabilities and incurred benefits related to the GMDB and GRIB minimum guarantees were as follows:

	Guaranteed Minimum Death Benefit	Guaranteed Retirement Income Benefit	Totals
	(in thousands of dollars)
Balances at December 31, 2005	$14,449	$165,323	$179,772
Less reinsurance recoverable	(7,960)	(64,429)	(72,389)

Net balance at December 31, 2005	6,489	100,894	107,383

Incurred guarantee benefits	3,709	29,265	32,974
Paid guarantee benefits	(3,055)	(3,709)	(6,764)
Change due to new Reinsurance Treaty with ZIC	(6,758)	(109,842)	(116,600)

Net change in guaranteed benefits	(6,104)	(84,286)	(90,390)

Net balance at December 31, 2006	385	16,608	16,993
Plus reinsurance recoverables	15,003	156,675	171,678

Balances at December 31, 2006	$15,388	$173,283	$188,671

Weighted-average attained age of annuitant	63	63

Balances at December 31, 2006	$15,388	$173,283	$188,671
Less reinsurance recoverable	(15,003)	(156,675)	(171,678)

Net balance at December 31, 2006	385	16,608	16,993

Incurred guarantee benefits	(84)	2,063	1,979
Paid guarantee benefits	—	(4,893)	(4,893)

Net change in guaranteed benefits	(84)	(2,830)	(2,914)

Net balance at December 31, 2007	301	13,778	14,079
Plus reinsurance recoverables	17,378	138,795	156,173

Balances at December 31, 2007	$17,679	$152,573	$170,252

Weighted-average attained age of annuitant	64	64

The GMDB liability is determined each period by estimating the expected value of death benefits in excess of the projected account balance using the average of 1,000 stochastic scenarios. The Company regularly evaluates experience, and adjusts assumptions if experience indicates changes are necessary.

The GRIB liability is determined each period by estimating the expected value of the GRIB annuitization benefits in excess of the projected account balance at the date of annuitization over the average of 1,000 stochastic scenarios. The Company regularly evaluates experience, and adjusts assumptions if experience indicates changes are necessary. All policyholder lapse, mortality and expense assumptions used for calculating the GRIB liability as of December 31, 2007 and 2006, are consistent with those used for calculating the GMDB liability because the GRIB rider is simply a rider on policies that contain GMDB.

The following assumptions and methodology were used to determine the GMDB and GRIB liability as of December 31, 2007 and 2006, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Annual investment performance assumptions varied from 198.1% to -83.9%.

•	Volatility assumptions varied from 2.1% to 28.2%.

•	Anticipated rates of mortality are based on the A2000 Basic Table, modified by Company experience.

31

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

•	Lapse rates vary by contract type and duration and range from 0% to 15%.

•	Discount rate of 9%.

12. Retirement Plans, Deferred Compensation, Post-Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans.

In 2004, the Company began participating in a qualified, noncontributory defined benefit pension plan sponsored by an affiliated entity, FGI. Substantially all employees who have reached age 21 and rendered one year of service participate in the plan. The benefits are based on years of service and the employee’s compensation during the last five years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employee’s benefits at the time of retirement.

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

The Company has no legal obligation for benefits under these plans. FGI charges the affiliate, Farmers New World Life Insurance Company (“FNWL”), an allocated share of such contributions based on characteristics of the population of plan participants. These charges are then included in the overhead and administrative charges paid by the Company to FNWL. Accordingly, the Company has no pension plan liability as of December 31, 2007 and 2006. The Company’s share of pension costs was approximately $316,000, $320,000 and $164,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

13. Employees’ Profit Sharing Plans

The Company participates in the same profit sharing plans as FNWL. These consist of two profit sharing plans providing for cash payments to all eligible employees. The two plans, the Cash Profit Sharing Plan and the Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of the FGI pretax earnings, as adjusted, or 15% of the salary or wages paid or accrued to the eligible employees, provides for an annual contribution by FGI to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of the FGI pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued. The Company’s liability and expense is included in the overhead and administrative charges paid to FNWL.

14. Related Parties

During 2007, 2006 and 2005, some of the Company’s personnel were employees of FNWL. Expenses are allocated to the Company for the utilization of FNWL employees and facilities as applicable. Expenses allocated to the Company from FNWL amounted to $7,418,000, $4,900,000, and $4,400,000 in 2007, 2006, and 2005, respectively.

The Company entered into a modified coinsurance agreement (“the Coinsurance Agreement” or “FNWL—Modco”) on December 1, 2003 with an affiliate, FNWL. Initially, the Company assumed all existing non-qualified deferred annuities, totaling approximately 36% of FNWL’s annuity business in-force as of December 1, 2003. In exchange, the Company paid an initial commission of $36,500,000. No portion of the assets constituting the consideration were transferred to the Company. Subsequent new issues of non-qualified deferred annuities are assumed by the Company under the Coinsurance Agreement. FNWL has a management and service agreement with the Company to provide services reasonably necessary pursuant to the Coinsurance Agreement.

As a result of the Coinsurance Agreement, the Company established a deferred commission expense asset. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the

32

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2007 and 2006

assumed block of business. This amount is amortized in relation to the present value of expected gross profits on the assumed block of business. Such amortization is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2007 and 2006, the deferred commission balance was approximately $42,547,000 and $49,212,000, respectively, and is included in the other assets and receivables line item on the balance sheet. The Company amortized approximately $8,679,000, $479,000 and ($4,644,000) into income for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company’s modified coinsurance deposit receivable-related party contains an embedded derivative liability of approximately $26,334,000 and $25,727,000 at December 31, 2007 and 2006, respectively. The changes in fair value of this embedded derivative are recorded as modified coinsurance income from a related party in the Company’s statement of income, which resulted in losses of approximately $608,000, $8,918,000, and $21,442,000 for the years ended December 31, 2007, 2006, and 2005, respectively.

Since the underlying contracts in the Coinsurance Agreement are fixed annuity contracts, the Coinsurance Agreement does not transfer significant insurance risk under GAAP and is accounted for on a deposit method of accounting.

On November 17, 2006, the Company entered into the ZIC Agreement to cede the net amount at risk for GMDB and GRIB options related to the Company’s DESTINATIONS contracts. The Company paid an initial ceding premium of approximately $1,008,700,000 and interest of approximately $11,090,000 to complete the transaction in 2006. (See Note 3 for further details.)

Related party receivables and payables, consisting of reinsurance and other administrative fees, are settled each month. At December 31, 2007 and 2006, the Company reported the following amounts (other than income tax amounts) due from (to) related parties:

	2007	2006
	(in thousands of dollars)
FNWL—Modco	$700,634	$738,522
ZIC and subsidiaries	138	—

Receivable from related parties	$700,772	$738,522

FNWL—Modco	$(726,063)	$(768,232)
FNWL—Other	(623)	(428)
ZIC and subsidiaries	(197)	(1,679)
ZIBB	(17,725)	(16,272)

Payable to related parties	$(744,608)	$(786,611)

Net payable to related parties	$(43,836)	$(48,089)

The Company has no guarantees or undertakings for the benefit of an affiliate that would result in a material contingent exposure.

33

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

OF KEMPER INVESTORS LIFE INSURANCE COMPANY

REPORT ON AUDIT OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the KILICO Variable Annuity Separate Account of Kemper Investors Life Insurance Company and the Board of Directors of Kemper Investors Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts (which are as follows: AIM V.I. Financial Services Fund, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. Utilities, Alger American Balanced, Alger American Capital Appreciation, Alger American Large Cap Growth, Alger American MidCap Growth, Alger American Small Cap Growth, American Century VP Income & Growth, American Century VP Value, Credit Suisse Trust Emerging Markets, Credit Suisse Trust Global Small Cap, Dreyfus I.P. MidCap Stock, Dreyfus Socially Responsible Growth, Dreyfus VIF Small Company Stock, DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP, DWS International VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Turner Mid-Cap Growth VIP, DWS RREEF Real Estate Securities VIP, DWS Equity 500 Index VIP, Fidelity VIP Asset Manager, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Index 500, Franklin Rising Dividends Securities, Franklin Small Cap Value Securities, Franklin Strategic Income Securities, Franklin U.S. Government, Franklin Zero Coupon 2010, Mutual Discovery Securities, Mutual Shares Securities, Templeton Developing Markets Securities, ING Global Resources Trust, ING JPMorgan Emerging Markets Equity, ING VP Natural Resources Trust, Janus Aspen Balanced, Janus Aspen Forty, Janus Aspen Large Cap Growth, Janus Aspen Mid Cap Growth, Janus Aspen Perkins Mid Cap Value, Janus Aspen Perkins Small Company Value, Janus Aspen Worldwide Growth, JPMorgan Insurance Trust Balanced, JPMorgan Insurance Trust Core Bond, JPMorgan Insurance Trust Diversified Equity, JPMorgan Insurance Trust Diversified Mid Cap Growth, JPMorgan Insurance Trust Diversified Mid Cap Value, JPMorgan Insurance Trust Equity Index, JPMorgan Insurance Trust Government Bond, JPMorgan Insurance Trust Intrepid Growth, JPMorgan Insurance Trust Intrepid Mid Cap, JPMorgan International Equity, JPMorgan MidCap Value, JPMorgan Small Company, Oppenheimer Capital Appreciation, Oppenheimer Global Securities, Oppenheimer High Income, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Oppenheimer MidCap Fund, Oppenheimer Strategic Bond, PIMCO Foreign Bond, PIMCO Low Duration) of the KILICO Variable Annuity Separate Account of Kemper Investors Life Insurance Company (the “Separate Account”), at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Separate Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 29, 2009

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2008

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Capital Appreciation Subaccount	Alger American Large Cap Growth Subaccount	Alger American MidCap Growth Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$805	$1,765	$5,908	$28,175	$44,568	$47,289	$8,887	$9,918
Dividends and other receivables	—	—	—	1	4	—	—	—

Total assets	805	1,765	5,908	28,176	44,572	47,289	8,887	9,918
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$805	$1,765	$5,908	$28,176	$44,572	$47,289	$8,887	$9,918

Accumulation Period	805	1,765	5,907	28,157	44,518	47,289	8,885	9,918
Annuity Period	—	—	1	19	54	—	2	—

Total Contract Owners’ Equity	$805	$1,765	$5,908	$28,176	$44,572	$47,289	$8,887	$9,918

Units Outstanding	167	163	415	3,062	5,048	6,678	266	496

Shares Owned in each Portfolio	195	142	640	2,106	5,158	1,556	336	1,409

Market Value per Share*	$4.12	$12.47	$9.23	$13.38	$8.64	$29.87	$26.48	$7.04

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	The Alger American Fund	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund
	Alger American Small Cap Growth Subaccount	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$5,170	$11,195	$16,039	$33,670	$7,359	$58,378	$5,008	$—
Dividends and other receivables	—	—	—	—	—	1	—	—

Total assets	5,170	11,195	16,039	33,670	7,359	58,379	5,008	—
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$5,170	$11,195	$16,039	$33,670	$7,359	$58,379	$5,008	$—

Accumulation Period	5,159	11,192	15,978	33,656	7,359	58,371	5,007	—
Annuity Period	11	3	61	14	—	8	1	—

Total Contract Owners’ Equity	$5,170	$11,195	$16,039	$33,670	$7,359	$58,379	$5,008	$—

Units Outstanding	185	2,047	2,072	2,762	1,193	6,123	676	—

Shares Owned in each Portfolio	294	2,323	3,427	8,252	1,000	7,437	252	—

Market Value per Share*	$17.58	$4.82	$4.68	$4.08	$7.26	$7.82	$19.86	$—

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	DWS Variable Series I						DWS Variable Series II
	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount	DWS Global Opportunities VIP Subaccount	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount	DWS International VIP Subaccount	DWS Balanced VIP Subaccount	DWS Blue Chip VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$18,767	$198,996	$61,739	$31,237	$42,368	$53,169	$177,449	$62,502
Dividends and other receivables	—	6	1	1	—	2	4	2

Total assets	18,767	199,002	61,740	31,238	42,368	53,171	177,453	62,504
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$18,767	$199,002	$61,740	$31,238	$42,368	$53,171	$177,453	$62,504

Accumulation Period	18,789	198,097	61,732	31,174	42,364	53,070	175,564	62,436
Annuity Period	(22)	905	8	64	4	101	1,889	68

Total Contract Owners’ Equity	$18,767	$199,002	$61,740	$31,238	$42,368	$53,171	$177,453	$62,504

Units Outstanding	2,373	21,480	5,128	4,839	3,923	6,896	31,704	8,671

Shares Owned in each Portfolio	3,412	14,687	7,925	6,101	4,483	8,155	10,227	8,621

Market Value per Share*	$5.50	$13.55	$7.65	$5.12	$9.23	$6.52	$17.36	$7.25

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Core Fixed Income VIP Subaccount	DWS Davis Venture Value VIP Subaccount	DWS Dreman High Return Equity VIP Subaccount	DWS Dreman Small Mid Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$59,264	$96,894	$191,491	$138,247	$38,326	$115,624	$90,369	$66,546
Dividends and other receivables	1	7	10	4	—	4	1	—

Total assets	59,265	96,901	191,501	138,251	38,326	115,628	90,370	66,546
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$59,265	$96,901	$191,501	$138,251	$38,326	$115,628	$90,370	$66,546

Accumulation Period	59,113	96,793	191,359	138,100	38,319	114,546	89,554	66,417
Annuity Period	152	108	142	151	7	1,082	816	129

Total Contract Owners’ Equity	$59,265	$96,901	$191,501	$138,251	$38,326	$115,628	$90,370	$66,546

Units Outstanding	14,587	11,803	21,237	24,088	3,798	16,826	15,214	18,966

Shares Owned in each Portfolio	6,659	12,902	30,836	17,434	6,563	9,325	16,987	10,699

Market Value per Share*	$8.90	$7.51	$6.21	$7.93	$5.84	$12.40	$5.32	$6.22

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Janus Growth & Income VIP Subaccount	DWS Large Cap Value VIP Subaccount	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount	DWS Turner Mid-Cap Growth VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$50,552	$69,141	$11,591	$219,620	$47,317	$46,676	$37,018	$39,313
Dividends and other receivables	3	5	—	178	1	2	1	1

Total assets	50,555	69,146	11,591	219,798	47,318	46,678	37,019	39,314
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$50,555	$69,146	$11,591	$219,798	$47,318	$46,678	$37,019	$39,314

Accumulation Period	50,499	68,922	11,591	219,286	47,270	46,564	37,004	39,308
Annuity Period	56	224	—	512	48	114	15	6

Total Contract Owners’ Equity	$50,555	$69,146	$11,591	$219,798	$47,318	$46,678	$37,019	$39,314

Units Outstanding	8,715	16,241	1,908	37,384	19,872	3,747	10,290	5,867

Shares Owned in each Portfolio	7,445	7,751	1,705	219,620	6,218	4,663	6,427	7,769

Market Value per Share*	$6.79	$8.92	$6.80	$1.00	$7.61	$10.01	$5.76	$5.06

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	DWS Investments VIT Funds		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS RREEF Real Estate Securities VIP Subaccount	DWS Equity 500 Index VIP Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$—	$79,312	$5,016	$58,211	$25,787	$21,552	$57,344	$5,650
Dividends and other receivables	—	2	—	—	—	—	—	—

Total assets	—	79,314	5,016	58,211	25,787	21,552	57,344	5,650
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$—	$79,314	$5,016	$58,211	$25,787	$21,552	$57,344	$5,650

Accumulation Period	—	79,261	4,974	58,062	25,755	21,527	57,152	5,620
Annuity Period	—	53	42	149	32	25	192	30

Total Contract Owners’ Equity	$—	$79,314	$5,016	$58,211	$25,787	$21,552	$57,344	$5,650

Units Outstanding	—	10,629	235	2,169	1,075	670	544	520

Shares Owned in each Portfolio	—	8,305	487	3,791	1,957	920	582	412

Market Value per Share*	$—	$9.54	$10.31	$15.39	$13.18	$23.53	$99.19	$13.72

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Global Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Trust Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$4,322	$6,957	$4,573	$9,721	$19,958	$5,983	$4,477	$8,489
Dividends and other receivables	—	—	—	—	—	—	—	—

Total assets	4,322	6,957	4,573	9,721	19,958	5,983	4,477	8,489
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$4,322	$6,957	$4,573	$9,721	$19,958	$5,983	$4,477	$8,489

Accumulation Period	4,322	6,952	4,573	9,721	19,947	5,960	4,426	8,469
Annuity Period	—	5	—	—	11	23	51	20

Total Contract Owners’ Equity	$4,322	$6,957	$4,573	$9,721	$19,958	$5,983	$4,477	$8,489

Units Outstanding	340	602	387	827	1,274	556	266	1,023

Shares Owned in each Portfolio	410	668	352	585	1,259	508	741	651

Market Value per Share*	$10.55	$10.41	$12.99	$16.61	$15.85	$11.78	$6.04	$13.03

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	ING Investors Trust	ING VP Natural Resources Trust	Janus Aspen Series
	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount	Janus Aspen Perkins Small Company Value Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$6,274	$—	$72,750	$905	$23,602	$33,159	$4,052	$4,727
Dividends and other receivables	—	—	—	—	—	—	—	—

Total assets	6,274	—	72,750	905	23,602	33,159	4,052	4,727
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$6,274	$—	$72,750	$905	$23,602	$33,159	$4,052	$4,727

Accumulation Period	6,181	—	72,193	905	23,493	33,123	4,052	4,727
Annuity Period	93	—	557	—	109	36	—	—

Total Contract Owners’ Equity	$6,274	$—	$72,750	$905	$23,602	$33,159	$4,052	$4,727

Units Outstanding	482	—	2,288	104	1,377	1,473	281	422

Shares Owned in each Portfolio	521	—	3,177	39	1,494	1,560	381	422

Market Value per Share*	$12.04	$—	$22.90	$22.97	$15.80	$21.26	$10.64	$11.20

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	Janus Aspen Series	JPMorgan Insurance Trust
	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Diversified Equity Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust Government Bond Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$38,236	$23	$48	$471	$683	$693	$185	$648
Dividends and other receivables	—	—	—	—	—	—	—	—

Total assets	38,236	23	48	471	683	693	185	648
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$38,236	$23	$48	$471	$683	$693	$185	$648

Accumulation Period	38,115	23	48	471	683	693	185	648
Annuity Period	121	—	—	—	—	—	—	—

Total Contract Owners’ Equity	$38,236	$23	$48	$471	$683	$693	$185	$648

Units Outstanding	1,848	2	4	54	79	76	22	53

Shares Owned in each Portfolio	1,988	2	4	44	73	155	23	54

Market Value per Share*	$19.27	$10.29	$10.94	$10.74	$9.41	$4.47	$7.93	$11.91

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	JPMorgan Insurance Trust		JPMorgan Series Trust II			Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$12	$2,705	$10,816	$6,565	$4,615	$2,116	$23,933	$449
Dividends and other receivables	—	—	—	—	—	—	—	—

Total assets	12	2,705	10,816	6,565	4,615	2,116	23,933	449
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—

Contract owners’ equity	$12	$2,705	$10,816	$6,565	$4,615	$2,116	$23,933	$449

Accumulation Period	12	2,705	10,809	6,565	4,604	2,116	23,918	449
Annuity Period	—	—	7	—	11	—	15	—

Total Contract Owners’ Equity	$12	$2,705	$10,816	$6,565	$4,615	$2,116	$23,933	$449

Units Outstanding	2	296	852	538	367	246	1,798	168

Shares Owned in each Portfolio	1	273	1,364	347	469	83	1,195	284

Market Value per Share*	$9.86	$9.92	$7.93	$18.92	$9.84	$25.42	$20.02	$1.58

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2008

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust
	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$5,935	$6,392	$371	$8,917	$126	$123
Dividends and other receivables	—	—	—	—	—	—

Total assets	5,935	6,392	371	8,917	126	123
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—

Contract owners’ equity	$5,935	$6,392	$371	$8,917	$126	$123

Accumulation Period	5,935	6,390	371	8,917	126	123
Annuity Period	—	2	—	—	—	—

Total Contract Owners’ Equity	$5,935	$6,392	$371	$8,917	$126	$123

Units Outstanding	621	545	45	790	10	9

Shares Owned in each Portfolio	412	606	14	1,955	13	13

Market Value per Share*	$14.42	$10.54	$27.03	$4.56	$9.58	$9.68

* NAV’s are actual and cannot be calculated using the financial statements due to rounding.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the year ended December 31, 2008

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Capital Appreciation Subaccount(a)	Alger American Large Cap Growth Subaccount(b)	Alger American MidCap Growth Subaccount
REVENUE
Dividend income	$149	$471	$1,355	$5,014	$11,074	$—	$31	$6,588
EXPENSES
Mortality and expense risk charges	15	33	139	671	1,005	1,216	180	253

Net investment income (loss)	134	438	1,216	4,343	10,069	(1,216)	(149)	6,335

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(354)	54	(1,026)	(233)	(4,792)	11,891	1,047	(1,247)
Change in unrealized appreciation (depreciation) of investments	(758)	(1,324)	(5,874)	(23,387)	(32,151)	(61,940)	(8,827)	(20,455)

Net realized and unrealized gain (loss) on investments	(1,112)	(1,270)	(6,900)	(23,620)	(36,943)	(50,049)	(7,780)	(21,702)

Net increase (decrease) in contract owners’ equity resulting from operations	$(978)	$(832)	$(5,684)	$(19,277)	$(26,874)	$(51,265)	$(7,929)	$(15,367)

(a)	Effective May 1, 2008, name was changed to Alger American Capital Appreciation from Alger American Leverage AllCap.

(b)	Effective July 1, 2008, name was changed to Alger American LargeCap Growth from Alger American Growth.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	The Alger American Fund	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund
	Alger American Small Cap Growth Subaccount(c)	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount
REVENUE
Dividend income	$106	$2,723	$3,523	$39,759	$258	$18,306	$60	$—
EXPENSES
Mortality and expense risk charges	99	229	290	1,081	221	1,499	103	—

Net investment income (loss)	7	2,494	3,233	38,678	37	16,807	(43)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	288	(816)	(754)	(25,886)	765	(9,624)	403	—
Change in unrealized appreciation (depreciation) of investments	(5,000)	(8,940)	(9,327)	(69,858)	(9,700)	(57,816)	(3,455)	—

Net realized and unrealized gain (loss) on investments	(4,712)	(9,756)	(10,081)	(95,744)	(8,935)	(67,440)	(3,052)	—

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,705)	$(7,262)	$(6,848)	$(57,066)	$(8,898)	$(50,633)	$(3,095)	$—

(c)	Effective May 1, 2008, name was changed to Alger American SmallCap Growth from Alger American Small Capitalization.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series I						DWS Variable Series II
	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount	DWS Global Opportunities VIP Subaccount	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount	DWS International VIP Subaccount	DWS Balanced VIP Subaccount	DWS Blue Chip VIP Subaccount
REVENUE
Dividend income	$1,437	$3,482	$22,698	$14,096	$11,069	$21,471	$10,113	$24,391
EXPENSES
Mortality and expense risk charges	350	4,312	1,755	717	884	1,493	3,237	1,509

Net investment income (loss)	1,087	(830)	20,943	13,379	10,185	19,978	6,876	22,882

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(1,605)	8,681	12,279	(3,567)	3,618	9,760	428	3,315
Change in unrealized appreciation (depreciation) of investments	(4,600)	(128,446)	(113,784)	(34,227)	(31,483)	(94,896)	(84,733)	(77,146)

Net realized and unrealized gain (loss) on investments	(6,205)	(119,765)	(101,505)	(37,794)	(27,865)	(85,136)	(84,305)	(73,831)

Net increase (decrease) in contract owners’ equity resulting from operations	$(5,118)	$(120,595)	$(80,562)	$(24,415)	$(17,680)	$(65,158)	$(77,429)	$(50,949)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Core Fixed Income VIP Subaccount	DWS Davis Venture Value VIP Subaccount	DWS Dreman High Return Equity VIP Subaccount	DWS Dreman Small Mid Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount
REVENUE
Dividend income	$6,772	$28,239	$89,784	$110,428	$27,290	$5,392	$14,435	$42,635
EXPENSES
Mortality and expense risk charges	1,224	2,470	5,185	3,323	1,106	1,527	1,687	1,795

Net investment income (loss)	5,548	25,769	84,599	107,105	26,184	3,865	12,748	40,840

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(5,516)	2,152	(34,629)	(49,831)	(14,168)	(1,595)	(10,119)	(6,318)
Change in unrealized appreciation (depreciation) of investments	(18,257)	(114,478)	(268,104)	(158,368)	(60,529)	1,400	(34,804)	(115,672)

Net realized and unrealized gain (loss) on investments	(23,773)	(112,326)	(302,733)	(208,199)	(74,697)	(195)	(44,923)	(121,990)

Net increase (decrease) in contract owners’ equity resulting from operations	$(18,225)	$(86,557)	$(218,134)	$(101,094)	$(48,513)	$3,670	$(32,175)	$(81,150)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Janus Growth & Income VIP Subaccount	DWS Large Cap Value VIP Subaccount	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount(d)	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount	DWS Turner Mid-Cap Growth VIP Subaccount
REVENUE
Dividend income	$8,932	$33,000	$—	$5,523	$—	$4,867	$—	$18,620
EXPENSES
Mortality and expense risk charges	1,282	1,514	335	2,927	1,161	887	968	1,124

Net investment income (loss)	7,650	31,486	(335)	2,596	(1,161)	3,980	(968)	17,496

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(1,237)	(855)	1,522	—	(423)	(3,594)	(1,572)	(2,731)
Change in unrealized appreciation (depreciation) of investments	(53,618)	(78,273)	(16,329)	—	(53,891)	(7,303)	(38,755)	(65,990)

Net realized and unrealized gain (loss) on investments	(54,855)	(79,128)	(14,807)	—	(54,314)	(10,897)	(40,327)	(68,721)

Net increase (decrease) in contract owners’ equity resulting from operations	$(47,205)	$(47,642)	$(15,142)	$2,596	$(55,475)	$(6,917)	$(41,295)	$(51,225)

(d)	Effective April 25, 2008, DWS Money Market VIP Subaccount merged with DWS RREEF Real Estate Securities VIP.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Investments VIT Funds		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS RREEF Real Estate Securities VIP Subaccount(e)	DWS Equity 500 Index VIP Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
REVENUE
Dividend income	$10	$3,584	$916	$3,547	$1,006	$279	$2,677	$214
EXPENSES
Mortality and expense risk charges	—	1,936	91	1,173	554	478	1,088	108

Net investment income (loss)	10	1,648	825	2,374	452	(199)	1,589	106

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(16)	(4,599)	(228)	2,647	(342)	3,720	3,922	(36)
Change in unrealized appreciation (depreciation) of investments	6	(59,188)	(2,973)	(53,099)	(22,449)	(24,716)	(42,790)	(2,661)

Net realized and unrealized gain (loss) on investments	(10)	(63,787)	(3,201)	(50,452)	(22,791)	(20,996)	(38,868)	(2,697)

Net increase (decrease) in contract owners’ equity resulting from operations	$—	$(62,139)	$(2,376)	$(48,078)	$(22,339)	$(21,195)	$(37,279)	$(2,591)

(e)	Cessation of operations as of April 25, 2008, DWS RREEF Real Estate Securities VIP Subaccount. Funds merged with DWS Money Market VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Global Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Trust Subaccount
REVENUE
Dividend income	$558	$746	$177	$444	$1,675	$593	$2,062	$2,826
EXPENSES
Mortality and expense risk charges	78	133	52	134	344	105	117	194

Net investment income (loss)	480	613	125	310	1,331	488	1,945	2,632

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(402)	(488)	40	129	1,028	(169)	259	(743)
Change in unrealized appreciation (depreciation) of investments	(2,471)	(1,409)	90	117	(11,389)	(3,943)	(8,356)	(9,526)

Net realized and unrealized gain (loss) on investments	(2,873)	(1,897)	130	246	(10,361)	(4,112)	(8,097)	(10,269)

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,393)	$(1,284)	$255	$556	$(9,030)	$(3,624)	$(6,152)	$(7,637)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	ING Investors Trust	ING VP Natural Resources Trust	Janus Aspen Series
	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount(f)	Janus Aspen Perkins Small Company Value Subaccount(g)
REVENUE
Dividend income	$960	$—	$8,514	$2	$253	$3,295	$613	$209
EXPENSES
Mortality and expense risk charges	147	—	1,140	20	447	710	67	95

Net investment income (loss)	813	—	7,374	(18)	(194)	2,585	546	114

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	709	—	3,004	61	1,886	3,699	(210)	(247)
Change in unrealized appreciation (depreciation) of investments	(9,019)	—	(26,339)	(759)	(18,535)	(35,279)	(1,930)	(2,877)

Net realized and unrealized gain (loss) on investments	(8,310)	—	(23,335)	(698)	(16,649)	(31,580)	(2,140)	(3,124)

Net increase (decrease) in contract owners’ equity resulting from operations	$(7,497)	$—	$(15,961)	$(716)	$(16,843)	$(28,995)	$(1,594)	$(3,010)

(f)	Effective December 31, 2008, name was changed to Janus Aspen Perkins Mid Cap Value from Janus Aspen Mid Cap Value.

(g)	Effective December 31, 2008, name was changed to Janus Aspen Perkins Small Company Value from Janus Aspen Small Company Value.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	Janus Aspen Series	JPMorgan Insurance Trust
	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Diversified Equity Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust Government Bond Subaccount
REVENUE
Dividend income	$708	$15	$1	$96	$186	$262	$3	$23
EXPENSES
Mortality and expense risk charges	775	1	1	11	13	14	3	6

Net investment income (loss)	(67)	14	—	85	173	248	—	17

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	1,390	(14)	1	(66)	(217)	(425)	(5)	2
Change in unrealized appreciation (depreciation) of investments	(35,282)	(12)	—	(378)	(471)	(255)	(60)	15

Net realized and unrealized gain (loss) on investments	(33,892)	(26)	1	(444)	(688)	(680)	(65)	17

Net increase (decrease) in contract owners’ equity resulting from operations	$(33,959)	$(12)	$1	$(359)	$(515)	$(432)	$(65)	$34

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	JPMorgan Insurance Trust		JPMorgan Series Trust II			Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount
REVENUE
Dividend income	$—	$395	$3,352	$838	$692	$—	$3,105	$150
EXPENSES
Mortality and expense risk charges	—	52	242	127	85	47	482	29

Net investment income (loss)	—	343	3,110	711	607	(47)	2,623	121

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(3)	(484)	915	(153)	(363)	58	572	(635)
Change in unrealized appreciation (depreciation) of investments	(4)	(1,740)	(13,163)	(4,368)	(2,547)	(1,958)	(21,487)	(1,500)

Net realized and unrealized gain (loss) on investments	(7)	(2,224)	(12,248)	(4,521)	(2,910)	(1,900)	(20,915)	(2,135)

Net increase (decrease) in contract owners’ equity resulting from operations	$(7)	$(1,881)	$(9,138)	$(3,810)	$(2,303)	$(1,947)	$(18,292)	$(2,014)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2008

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust
	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
REVENUE
Dividend income	$759	$643	$—	$708	$5	$8
EXPENSES
Mortality and expense risk charges	121	135	9	171	3	2

Net investment income (loss)	638	$508	(9)	537	2	6

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	(30)	(13)	(23)	(401)	—	—
Change in unrealized appreciation (depreciation) of investments	(4,828)	(5,101)	(383)	(2,402)	(8)	(8)

Net realized and unrealized gain (loss) on investments	(4,858)	(5,114)	(406)	(2,803)	(8)	(8)

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,220)	$(4,606)	$(415)	$(2,266)	$(6)	$(2)

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY

For the year ended December 31, 2008

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Capital Appreciation Subaccount(a)	Alger American Large Cap Growth Subaccount(b)	Alger American MidCap Growth Subaccount
OPERATIONS
Net investment income (loss)	$134	$438	$1,216	$4,343	$10,069	$(1,216)	$(149)	$6,335
Net realized gain (loss) on sale of investments	(354)	54	(1,026)	(233)	(4,792)	11,891	1,047	(1,247)
Change in unrealized appreciation (depreciation) of investments	(758)	(1,324)	(5,874)	(23,387)	(32,151)	(61,940)	(8,827)	(20,455)

Net increase (decrease) in contract owners’ equity resulting from operations	(978)	(832)	(5,684)	(19,277)	(26,874)	(51,265)	(7,929)	(15,367)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	304	491	702	1,570	437	2,045	1,248	1,769
Net transfer (to) from affiliate and subaccounts	828	(365)	(2,524)	(5,375)	(7,907)	(9,002)	(887)	(2,290)
Payments for redemptions	(156)	(182)	(1,342)	(7,576)	(13,435)	(15,272)	(1,941)	(2,079)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(1)	(4)	(109)	(190)	(229)	(9)	(8)
Annuity payout reserve adjustment	—	—	—	2	(2)	—	—	—

Net increase (decrease) from contract owners’ equity transactions	976	(57)	(3,168)	(11,488)	(21,097)	(22,458)	(1,589)	(2,608)

Total increase (decrease) in contract owners’ equity	(2)	(889)	(8,852)	(30,765)	(47,971)	(73,723)	(9,518)	(17,975)

CONTRACT OWNERS’ EQUITY
Beginning of period	807	2,654	14,760	58,941	92,543	121,012	18,405	27,893

End of period	$805	$1,765	$5,908	$28,176	$44,572	$47,289	$8,887	$9,918

(a)	Effective May 1, 2008, name was changed to Alger American Capital Appreciation from Alger American Leverage AllCap.

(b)	Effective July 1, 2008, name was changed to Alger American LargeCap Growth from Alger American Growth.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	The Alger American Fund	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund
	Alger American Small Cap Growth Subaccount(c)	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount
OPERATIONS
Net investment income (loss)	$7	$2,494	$3,233	$38,678	$37	$16,807	$(43)	$—
Net realized gain (loss) on sale of investments	288	(816)	(754)	(25,886)	765	(9,624)	403	—
Change in unrealized appreciation (depreciation) of investments	(5,000)	(8,940)	(9,327)	(69,858)	(9,700)	(57,816)	(3,455)	—

Net increase (decrease) in contract owners’ equity resulting from operations	(4,705)	(7,262)	(6,848)	(57,066)	(8,898)	(50,633)	(3,095)	—

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	861	1,412	1,138	1,265	117	911	337	—
Net transfer (to) from affiliate and subaccounts	(64)	(3,999)	(2,983)	(10,075)	(5,580)	(16,164)	(1,019)	—
Payments for redemptions	(616)	(3,788)	(3,263)	(12,195)	(2,565)	(19,295)	(941)	—
Guaranteed retirement income benefit, maintenance fees, and other fees	(4)	(9)	(11)	(185)	(40)	(276)	(17)	—
Annuity payout reserve adjustment	—	—	—	—	—	1	—	—

Net increase (decrease) from contract owners’ equity transactions	177	(6,384)	(5,119)	(21,190)	(8,068)	(34,823)	(1,640)	—

Total increase (decrease) in contract owners’ equity	(4,528)	(13,646)	(11,967)	(78,256)	(16,966)	(85,456)	(4,735)	—

CONTRACT OWNERS’ EQUITY
Beginning of period	9,698	24,841	28,006	111,926	24,325	143,835	9,743	—

End of period	$5,170	$11,195	$16,039	$33,670	$7,359	$58,379	$5,008	$—

(c)	Effective May 1, 2008, name was changed to Alger American SmallCap Growth from Alger American Small Capitalization.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series I						DWS Variable Series II
	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount	DWS Global Opportunities VIP Subaccount	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount	DWS International VIP Subaccount	DWS Balanced VIP Subaccount	DWS Blue Chip VIP Subaccount
OPERATIONS
Net investment income (loss)	$1,087	$(830)	$20,943	$13,379	$10,185	$19,978	$6,876	$22,882
Net realized gain (loss) on sale of investments	(1,605)	8,681	12,279	(3,567)	3,618	9,760	428	3,315
Change in unrealized appreciation (depreciation) of investments	(4,600)	(128,446)	(113,784)	(34,227)	(31,483)	(94,896)	(84,733)	(77,146)

Net increase (decrease) in contract owners’ equity resulting from operations	(5,118)	(120,595)	(80,562)	(24,415)	(17,680)	(65,158)	(77,429)	(50,949)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,893	3,465	1,405	646	719	1,624	2,108	541
Net transfer (to) from affiliate and subaccounts	1,610	(27,378)	(17,683)	(7,604)	(4,403)	(15,950)	(12,105)	(16,407)
Payments for redemptions	(6,712)	(53,881)	(23,171)	(8,987)	(9,878)	(18,326)	(37,996)	(21,499)
Guaranteed retirement income benefit, maintenance fees, and other fees	(34)	(684)	(324)	(117)	(173)	(254)	(300)	(276)
Annuity payout reserve adjustment	—	8	(3)	—	(1)	5	10	4

Net increase (decrease) from contract owners’ equity transactions	(3,243)	(78,470)	(39,776)	(16,062)	(13,736)	(32,901)	(48,283)	(37,637)

Total increase (decrease) in contract owners’ equity	(8,361)	(199,065)	(120,338)	(40,477)	(31,416)	(98,059)	(125,712)	(88,586)

CONTRACT OWNERS’ EQUITY
Beginning of period	27,128	398,067	182,078	71,715	73,784	151,230	303,165	151,090

End of period	$18,767	$199,002	$61,740	$31,238	$42,368	$53,171	$177,453	$62,504

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Core Fixed Income VIP Subaccount	DWS Davis Venture Value VIP Subaccount	DWS Dreman High Return Equity VIP Subaccount	DWS Dreman Small Mid Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount
OPERATIONS
Net investment income (loss)	$5,548	$25,769	$84,599	$107,105	$26,184	$3,865	$12,748	$40,840
Net realized gain (loss) on sale of investments	(5,516)	2,152	(34,629)	(49,831)	(14,168)	(1,595)	(10,119)	(6,318)
Change in unrealized appreciation (depreciation) of investments	(18,257)	(114,478)	(268,104)	(158,368)	(60,529)	1,400	(34,804)	(115,672)

Net increase (decrease) in contract owners’ equity resulting from operations	(18,225)	(86,557)	(218,134)	(101,094)	(48,513)	3,670	(32,175)	(81,150)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,299	1,547	3,242	3,684	1,161	1,958	1,803	2,455
Net transfer (to) from affiliate and subaccounts	(4,230)	(26,626)	(59,615)	(51,839)	(9,679)	34,702	(8,541)	(9,027)
Payments for redemptions	(19,841)	(27,935)	(63,560)	(37,025)	(12,153)	(25,652)	(21,016)	(21,400)
Guaranteed retirement income benefit, maintenance fees, and other fees	(189)	(461)	(963)	(531)	(202)	(247)	(199)	(254)
Annuity payout reserve adjustment	—	12	18	9	2	(3)	2	3

Net increase (decrease) from contract owners’ equity transactions	(21,961)	(53,463)	(120,878)	(85,702)	(20,871)	10,758	(27,951)	(28,223)

Total increase (decrease) in contract owners’ equity	(40,186)	(140,020)	(339,012)	(186,796)	(69,384)	14,428	(60,126)	(109,373)

CONTRACT OWNERS’ EQUITY
Beginning of period	99,451	236,921	530,513	325,047	107,710	101,200	150,496	175,919

End of period	$59,265	$96,901	$191,501	$138,251	$38,326	$115,628	$90,370	$66,546

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Variable Series II
	DWS Janus Growth & Income VIP Subaccount	DWS Large Cap Value VIP Subaccount	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount(d)	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount	DWS Turner Mid-Cap Growth VIP Subaccount
OPERATIONS
Net investment income (loss)	$7,650	$31,486	$(335)	$2,596	$(1,161)	$3,980	$(968)	$17,496
Net realized gain (loss) on sale of investments	(1,237)	(855)	1,522	—	(423)	(3,594)	(1,572)	(2,731)
Change in unrealized appreciation (depreciation) of investments	(53,618)	(78,273)	(16,329)	—	(53,891)	(7,303)	(38,755)	(65,990)

Net increase (decrease) in contract owners’ equity resulting from operations	(47,205)	(47,642)	(15,142)	2,596	(55,475)	(6,917)	(41,295)	(51,225)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	698	1,530	172	12,270	1,539	302	1,485	488
Net transfer (to) from affiliate and subaccounts	(8,955)	(3,833)	(3,812)	239,927	(7,191)	972	(9,995)	(2,679)
Payments for redemptions	(16,323)	(18,149)	(4,620)	(224,193)	(13,520)	(11,760)	(13,784)	(13,525)
Guaranteed retirement income benefit, maintenance fees, and other fees	(243)	(221)	(66)	(510)	(177)	(163)	(187)	(211)
Annuity payout reserve adjustment	6	10	—	5	(1)	2	(1)	1

Net increase (decrease) from contract owners’ equity transactions	(24,817)	(20,663)	(8,326)	27,499	(19,350)	(10,647)	(22,482)	(15,926)

Total increase (decrease) in contract owners’ equity	(72,022)	(68,305)	(23,468)	30,095	(74,825)	(17,564)	(63,777)	(67,151)

CONTRACT OWNERS’ EQUITY
Beginning of period	122,577	137,451	35,059	189,703	122,143	64,242	100,796	106,465

End of period	$50,555	$69,146	$11,591	$219,798	$47,318	$46,678	$37,019	$39,314

(d)	Effective April 25, 2008, DWS Money Market VIP Supaccount merged with DWS RREEF Real Estate Securities VIP.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	DWS Investments VIT Funds		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS RREEF Real Estate Securities VIP Subaccount(e)	DWS Equity 500 Index VIP Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
OPERATIONS
Net investment income (loss)	$10	$1,648	$825	$2,374	$452	$(199)	$1,589	$106
Net realized gain (loss) on sale of investments	(16)	(4,599)	(228)	2,647	(342)	3,720	3,922	(36)
Change in unrealized appreciation (depreciation) of investments	6	(59,188)	(2,973)	(53,099)	(22,449)	(24,716)	(42,790)	(2,661)

Net increase (decrease) in contract owners’ equity resulting from operations	—	(62,139)	(2,376)	(48,078)	(22,339)	(21,195)	(37,279)	(2,591)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	—	2,517	636	6,250	2,252	2,945	4,189	502
Net transfer (to) from affiliate and subaccounts	(26)	(17,688)	(267)	(7,677)	(4,531)	(2,601)	(5,752)	(1,007)
Payments for redemptions	(7)	(26,608)	(994)	(11,398)	(7,272)	(4,874)	(12,396)	(1,850)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(364)	(5)	(39)	(20)	(29)	(58)	(3)
Annuity payout reserve adjustment	—	5	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(33)	(42,138)	(630)	(12,864)	(9,571)	(4,559)	(14,017)	(2,358)

Total increase (decrease) in contract owners’ equity	(33)	(104,277)	(3,006)	(60,942)	(31,910)	(25,754)	(51,296)	(4,949)

CONTRACT OWNERS’ EQUITY
Beginning of period	33	183,591	8,022	119,153	57,697	47,306	108,640	10,599

End of period	$—	$79,314	$5,016	$58,211	$25,787	$21,552	$57,344	$5,650

(e)	Cessation of operations as of April 25, 2008, DWS RREEF Real Estate Securities VIP Subaccount. Funds merged with DWS Money Market VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Global Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Trust Subaccount
OPERATIONS
Net investment income (loss)	$480	$613	$125	$310	$1,331	$488	$1,945	$2,632
Net realized gain (loss) on sale of investments	(402)	(488)	40	129	1,028	(169)	259	(743)
Change in unrealized appreciation (depreciation) of investments	(2,471)	(1,409)	90	117	(11,389)	(3,943)	(8,356)	(9,526)

Net increase (decrease) in contract owners’ equity resulting from operations	(2,393)	(1,284)	255	556	(9,030)	(3,624)	(6,152)	(7,637)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	737	2,207	1,203	1,622	2,310	1,064	783	1,220
Net transfer (to) from affiliate and subaccounts	361	(2,043)	856	(226)	(2,268)	534	(2,426)	(1,148)
Payments for redemptions	(694)	(1,609)	(661)	(2,233)	(3,167)	(1,113)	(1,198)	(1,952)
Guaranteed retirement income benefit, maintenance fees, and other fees	(2)	(2)	(1)	(5)	(12)	(3)	(2)	(6)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	402	(1,447)	1,397	(843)	(3,137)	482	(2,843)	(1,886)

Total increase (decrease) in contract owners’ equity	(1,991)	(2,731)	1,652	(287)	(12,167)	(3,142)	(8,995)	(9,523)

CONTRACT OWNERS’ EQUITY
Beginning of period	6,313	9,688	2,921	10,008	32,125	9,125	13,472	18,012

End of period	$4,322	$6,957	$4,573	$9,721	$19,958	$5,983	$4,477	$8,489

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	ING Investors Trust	ING VP Natural Resources Trust	Janus Aspen Series
	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount(f)	Janus Aspen Perkins Small Company Value Subaccount(g)
OPERATIONS
Net investment income (loss)	$813	$—	$7,374	$(18)	$(194)	$2,585	$546	$114
Net realized gain (loss) on sale of investments	709	—	3,004	61	1,886	3,699	(210)	(247)
Change in unrealized appreciation (depreciation) of investments	(9,019)	—	(26,339)	(759)	(18,535)	(35,279)	(1,930)	(2,877)

Net increase (decrease) in contract owners’ equity resulting from operations	(7,497)	—	(15,961)	(716)	(16,843)	(28,995)	(1,594)	(3,010)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	791	—	4,797	8	1,623	2,498	328	605
Net transfer (to) from affiliate and subaccounts	(1,845)	—	(2,475)	1	(2,258)	(3,131)	(153)	(1,000)
Payments for redemptions	(911)	—	(12,957)	(138)	(3,837)	(6,024)	(579)	(1,568)
Guaranteed retirement income benefit, maintenance fees, and other fees	(5)	—	(49)	(3)	(33)	(44)	(2)	(4)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(1,970)	—	(10,684)	(132)	(4,505)	(6,701)	(406)	(1,967)

Total increase (decrease) in contract owners’ equity	(9,467)	—	(26,645)	(848)	(21,348)	(35,696)	(2,000)	(4,977)

CONTRACT OWNERS’ EQUITY
Beginning of period	15,741	—	99,395	1,753	44,950	68,855	6,052	9,704

End of period	$6,274	$—	$72,750	$905	$23,602	$33,159	$4,052	$4,727

(f)	Effective December 31, 2008, name was changed to Janus Aspen Perkins Mid Cap Value from Janus Aspen Mid Cap Value.

(g)	Effective December 31, 2008, name was changed to Janus Aspen Perkins Small Company Value from Janus Aspen Small Company Value.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	Janus Aspen Series	JPMorgan Insurance Trust
	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Diversified Equity Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust Government Bond Subaccount
OPERATIONS
Net investment income (loss)	$(67)	$14	$—	$85	$173	$248	$—	$17
Net realized gain (loss) on sale of investments	1,390	(14)	1	(66)	(217)	(425)	(5)	2
Change in unrealized appreciation (depreciation) of investments	(35,282)	(12)	—	(378)	(471)	(255)	(60)	15

Net increase (decrease) in contract owners’ equity resulting from operations	(33,959)	(12)	1	(359)	(515)	(432)	(65)	34

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,664	—	—	32	184	74	5	305
Net transfer (to) from affiliate and subaccounts	(3,430)	(3)	28	(160)	(194)	(197)	86	149
Payments for redemptions	(6,549)	(22)	(14)	(259)	(93)	(177)	(3)	(3)
Guaranteed retirement income benefit, maintenance fees, and other fees	(46)	—	—	—	—	—	—	—
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(7,361)	(25)	14	(387)	(103)	(300)	88	451

Total increase (decrease) in contract owners’ equity	(41,320)	(37)	15	(746)	(618)	(732)	23	485

CONTRACT OWNERS’ EQUITY
Beginning of period	79,556	60	33	1,217	1,301	1,425	162	163

End of period	$38,236	$23	$48	$471	$683	$693	$185	$648

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	JPMorgan Insurance Trust		JPMorgan Series Trust II			Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount
OPERATIONS
Net investment income (loss)	$—	$343	$3,110	$711	$607	$(47)	$2,623	$121
Net realized gain (loss) on sale of investments	(3)	(484)	915	(153)	(363)	58	572	(635)
Change in unrealized appreciation (depreciation) of investments	(4)	(1,740)	(13,163)	(4,368)	(2,547)	(1,958)	(21,487)	(1,500)

Net increase (decrease) in contract owners’ equity resulting from operations	(7)	(1,881)	(9,138)	(3,810)	(2,303)	(1,947)	(18,292)	(2,014)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	45	303	1,481	466	331	215	2,611	398
Net transfer (to) from affiliate and subaccounts	(18)	(442)	(2,694)	(1,703)	(328)	(190)	(4,568)	(651)
Payments for redemptions	(8)	(397)	(4,073)	(1,333)	(1,006)	(300)	(4,876)	(207)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(1)	(6)	(4)	(4)	(1)	(11)	—
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	19	(537)	(5,292)	(2,574)	(1,007)	(276)	(6,844)	(460)

Total increase (decrease) in contract owners’ equity	12	(2,418)	(14,430)	(6,384)	(3,310)	(2,223)	(25,136)	(2,474)

CONTRACT OWNERS’ EQUITY
Beginning of period	—	5,123	25,246	12,949	7,925	4,339	49,069	2,923

End of period	$12	$2,705	$10,816	$6,565	$4,615	$2,116	$23,933	$449

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2008

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust
	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$638	$508	$(9)	$537	$2	$6
Net realized gain (loss) on sale of investments	(30)	(13)	(23)	(401)	—	—
Change in unrealized appreciation (depreciation) of investments	(4,828)	(5,101)	(383)	(2,402)	(8)	(8)

Net increase (decrease) in contract owners’ equity resulting from operations	(4,220)	(4,606)	(415)	(2,266)	(6)	(2)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	791	986	53	4,418	1	—
Net transfer (to) from affiliate and subaccounts	(1,136)	(2,277)	(78)	(463)	(20)	(20)
Payments for redemptions	(2,051)	(1,681)	(48)	(2,119)	(8)	(4)
Guaranteed retirement income benefit, maintenance fees, and other fees	(4)	(5)	—	(3)	—	—
Annuity payout reserve adjustment	—	—	—	—		—

Net increase (decrease) from contract owners’ equity transactions	(2,400)	(2,977)	(73)	1,833	(27)	(24)

Total increase (decrease) in contract owners’ equity	(6,620)	(7,583)	(488)	(433)	(33)	(26)

CONTRACT OWNERS’ EQUITY
Beginning of period	12,555	13,975	859	9,350	159	149

End of period	$5,935	$6,392	$371	$8,917	$126	$123

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Capital Appreciation Subaccount	Alger American Large Cap Growth Subaccount	Alger American MidCap Growth Subaccount
OPERATIONS
Net investment income (loss)	$72	$(35)	$2,857	$3,042	$6,369	$(1,430)	$(178)	$2,807
Net realized gain (loss) on sale of investments	57	170	3,723	6,288	2,338	7,988	2,285	908
Change in unrealized appreciation (depreciation) of investments	(355)	125	(7,814)	(138)	1,194	20,643	898	2,612

Net increase (decrease) in contract owners’ equity resulting from operations	(226)	260	(1,234)	9,192	9,901	27,201	3,005	6,327

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	387	266	1,488	1,789	638	1,155	1,872	2,755
Net transfer (to) from affiliate and subaccounts	(142)	(5)	(4,467)	5,913	(6,224)	20,871	(2,242)	(872)
Payments for redemptions	(37)	(473)	(2,493)	(6,350)	(11,202)	(13,306)	(3,084)	(2,895)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(1)	(5)	(127)	(244)	(275)	(11)	(9)
Annuity payout reserve adjustment	—	—	—	—	(12)	1	—	—

Net increase (decrease) from contract owners’ equity transactions	208	(213)	(5,477)	1,225	(17,044)	8,446	(3,465)	(1,021)

Total increase (decrease) in contract owners’ equity	(18)	47	(6,711)	10,417	(7,143)	35,647	(460)	5,306

CONTRACT OWNERS’ EQUITY
Beginning of period	825	2,607	21,471	48,524	99,686	85,365	18,865	22,587

End of period	$807	$2,654	$14,760	$58,941	$92,543	$121,012	$18,405	$27,893

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	The Alger American Fund	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund
	Alger American Small Cap Growth Subaccount	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount(a)
OPERATIONS
Net investment income (loss)	$(123)	$188	$2,890	$15,802	$(393)	$18,322	$(89)	$169
Net realized gain (loss) on sale of investments	821	4,648	1,103	17,253	3,463	7,217	853	(119)
Change in unrealized appreciation (depreciation) of investments	627	(4,740)	(5,863)	(8,341)	(4,328)	(24,178)	(13)	7

Net increase (decrease) in contract owners’ equity resulting from operations	1,325	96	(1,870)	24,714	(1,258)	1,361	751	57

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	942	4,671	1,968	2,751	337	1,424	295	10
Net transfer (to) from affiliate and subaccounts	116	(7,836)	(1,963)	2,200	(961)	(14,508)	(3,059)	(798)
Payments for redemptions	(1,215)	(6,209)	(4,938)	(15,013)	(3,297)	(16,356)	(1,215)	(84)
Guaranteed retirement income benefit, maintenance fees, and other fees	(4)	(48)	(12)	(252)	(70)	(409)	(23)	—
Annuity payout reserve adjustment	—	—	—	2	—	9	—	—

Net increase (decrease) from contract owners’ equity transactions	(161)	(9,422)	(4,945)	(10,312)	(3,991)	(29,840)	(4,002)	(872)

Total increase (decrease) in contract owners’ equity	1,164	(9,326)	(6,815)	14,402	(5,249)	(28,479)	(3,251)	(815)

CONTRACT OWNERS’ EQUITY
Beginning of period	8,534	34,167	34,821	97,524	29,574	172,314	12,994	815

End of period	$9,698	$24,841	$28,006	$111,926	$24,325	$143,835	$9,743	$—

(a)	Cessation of operations as of April 30, 2007, Dreyfus VIF Small Company Stock Subaccount. Fund merged with DWS Money Market VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	DWS Variable Series I						DWS Variable Series II
	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount	DWS Global Opportunities VIP Subaccount	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount	DWS International VIP Subaccount	DWS Balanced VIP Subaccount	DWS Blue Chip VIP Subaccount
OPERATIONS
Net investment income (loss)	$637	$(3,098)	$13,536	$1,036	$3,597	$1,703	$6,591	$19,114
Net realized gain (loss) on sale of investments	5	19,926	18,192	5,304	4,521	16,191	9,048	8,633
Change in unrealized appreciation (depreciation) of investments	62	26,814	(16,608)	(6,054)	389	721	(4,044)	(23,680)

Net increase (decrease) in contract owners’ equity resulting from operations	704	43,642	15,120	286	8,507	18,615	11,595	4,067

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,744	6,363	1,785	695	1,072	2,513	6,059	1,422
Net transfer (to) from affiliate and subaccounts	9,924	(34,443)	(1,096)	(6,073)	(8,191)	(1,916)	(11,103)	(3,857)
Payments for redemptions	(4,844)	(53,957)	(29,936)	(11,143)	(6,053)	(19,514)	(48,130)	(25,861)
Guaranteed retirement income benefit, maintenance fees, and other fees	(56)	(860)	(496)	(175)	(199)	(371)	(362)	(413)
Annuity payout reserve adjustment	—	87	—	—	—	7	(35)	(4)

Net increase (decrease) from contract owners’ equity transactions	6,768	(82,810)	(29,743)	(16,696)	(13,371)	(19,281)	(53,571)	(28,713)

Total increase (decrease) in contract owners’ equity	7,472	(39,168)	(14,623)	(16,410)	(4,864)	(666)	(41,976)	(24,646)

CONTRACT OWNERS’ EQUITY
Beginning of period	19,656	437,235	196,701	88,125	78,648	151,896	345,141	175,736

End of period	$27,128	$398,067	$182,078	$71,715	$73,784	$151,230	$303,165	$151,090

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	DWS Variable Series II
	DWS Core Fixed Income VIP Subaccount	DWS Davis Venture Value VIP Subaccount	DWS Dreman High Return Equity VIP Subaccount	DWS Dreman Small Mid Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount
OPERATIONS
Net investment income (loss)	$2,843	$1,408	$5,735	$51,570	$14,424	$3,811	$12,073	$17,757
Net realized gain (loss) on sale of investments	333	11,343	33,037	24,213	6,736	(1,325)	554	15,946
Change in unrealized appreciation (depreciation) of investments	(474)	(5,184)	(55,440)	(67,696)	(16,521)	2,047	(12,745)	(9,849)

Net increase (decrease) in contract owners’ equity resulting from operations	2,702	7,567	(16,668)	8,087	4,639	4,533	(118)	23,854

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,062	2,947	6,111	7,105	1,575	2,106	6,712	3,001
Net transfer (to) from affiliate and subaccounts	11,501	(2,763)	(46,766)	(21,537)	17,842	4,525	(20,979)	9,267
Payments for redemptions	(14,734)	(19,746)	(60,487)	(42,463)	(10,121)	(17,477)	(23,323)	(20,622)
Guaranteed retirement income benefit, maintenance fees, and other fees	(230)	(638)	(1,522)	(792)	(283)	(204)	(267)	(327)
Annuity payout reserve adjustment	8	(1)	—	—	—	23	1	(1)

Net increase (decrease) from contract owners’ equity transactions	(1,393)	(20,201)	(102,664)	(57,687)	9,013	(11,027)	(37,856)	(8,682)

Total increase (decrease) in contract owners’ equity	1,309	(12,634)	(119,332)	(49,600)	13,652	(6,494)	(37,974)	15,172

CONTRACT OWNERS’ EQUITY
Beginning of period	98,142	249,555	649,845	374,647	94,058	107,694	188,470	160,747

End of period	$99,451	$236,921	$530,513	$325,047	$107,710	$101,200	$150,496	$175,919

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	DWS Variable Series II
	DWS Janus Growth & Income VIP Subaccount	DWS Large Cap Value VIP Subaccount	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount(b)	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount	DWS Turner Mid-Cap Growth VIP Subaccount
OPERATIONS
Net investment income (loss)	$(1,068)	$5,778	$(515)	$5,858	$(1,870)	$2,560	$(1,467)	$6,553
Net realized gain (loss) on sale of investments	8,726	7,295	4,030	—	11,120	(134)	3,434	7,333
Change in unrealized appreciation (depreciation) of investments	(807)	2,270	(1,047)	—	(2,249)	(202)	10,374	7,297

Net increase (decrease) in contract owners’ equity resulting from operations	6,851	15,343	2,468	5,858	7,001	2,224	12,341	21,183

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,252	2,576	682	17,378	2,578	501	2,299	961
Net transfer (to) from affiliate and subaccounts	(11,999)	(6,484)	339	115,453	(13,104)	16,544	(11,133)	(48)
Payments for redemptions	(14,137)	(18,549)	(4,061)	(94,962)	(16,410)	(6,376)	(13,112)	(9,770)
Guaranteed retirement income benefit, maintenance fees, and other fees	(340)	(271)	(98)	(375)	(272)	(148)	(271)	(260)
Annuity payout reserve adjustment	5	—	—	—	1	1	(5)	—

Net increase (decrease) from contract owners’ equity transactions	(25,219)	(22,728)	(3,138)	37,494	(27,207)	10,522	(22,222)	(9,117)

Total increase (decrease) in contract owners’ equity	(18,368)	(7,385)	(670)	43,352	(20,206)	12,746	(9,881)	12,066

CONTRACT OWNERS’ EQUITY
Beginning of period	140,945	144,836	35,729	146,351	142,349	51,496	110,677	94,399

End of period	$122,577	$137,451	$35,059	$189,703	$122,143	$64,242	$100,796	$106,465

(b)	Effective January 12, 2007 , DWS Money Market VIP Subaccount acquired ING VP Natural Resources Trust Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	DWS Investments VIT Funds		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS RREEF Real Estate Securities VIP Subaccount	DWS Equity 500 Index VIP Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
OPERATIONS
Net investment income (loss)	$6	$245	$627	$28,274	$5,093	$(174)	$2,689	$325
Net realized gain (loss) on sale of investments	3	8,303	239	8,578	2,783	2,055	11,964	754
Change in unrealized appreciation (depreciation) of investments	(16)	(536)	178	(19,648)	(7,427)	7,996	(9,084)	(1,537)

Net increase (decrease) in contract owners’ equity resulting from operations	(7)	8,012	1,044	17,204	449	9,877	5,569	(458)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1	2,465	689	10,157	3,506	4,048	6,657	966
Net transfer (to) from affiliate and subaccounts	1	(10,916)	(324)	(4,301)	(1,012)	(1,985)	(17,498)	(1,365)
Payments for redemptions	(9)	(20,599)	(1,675)	(17,881)	(10,639)	(6,630)	(18,990)	(2,065)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(504)	(5)	(38)	(22)	(31)	(103)	(3)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(7)	(29,554)	(1,315)	(12,063)	(8,167)	(4,598)	(29,934)	(2,467)

Total increase (decrease) in contract owners’ equity	(14)	(21,542)	(271)	5,141	(7,718)	5,279	(24,365)	(2,925)

CONTRACT OWNERS’ EQUITY
Beginning of period	47	205,133	8,293	114,012	65,415	42,027	133,005	13,524

End of period	$33	$183,591	$8,022	$119,153	$57,697	$47,306	$108,640	$10,599

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Global Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Trust Subaccount
OPERATIONS
Net investment income (loss)	$410	$356	$88	$683	$405	$322	$1,121	$1,375
Net realized gain (loss) on sale of investments	283	18	(27)	(652)	1,427	505	1,578	411
Change in unrealized appreciation (depreciation) of investments	(954)	4	80	749	1,020	(675)	270	3,175

Net increase (decrease) in contract owners’ equity resulting from operations	(261)	378	141	780	2,852	152	2,969	4,961

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	937	1,320	554	1,342	3,283	1,582	1,444	1,979
Net transfer (to) from affiliate and subaccounts	173	1,703	544	(7,612)	3,435	1,331	(1,418)	12,732
Payments for redemptions	(745)	(1,353)	(483)	(3,270)	(4,688)	(1,311)	(1,599)	(1,655)
Guaranteed retirement income benefit, maintenance fees, and other fees	(2)	(2)	(1)	(34)	(7)	(3)	(2)	(5)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	363	1,668	614	(9,574)	2,023	1,599	(1,575)	13,051

Total increase (decrease) in contract owners’ equity	102	2,046	755	(8,794)	4,875	1,751	1,394	18,012

CONTRACT OWNERS’ EQUITY
Beginning of period	6,211	7,642	2,166	18,802	27,250	7,374	12,078	—

End of period	$6,313	$9,688	$2,921	$10,008	$32,125	$9,125	$13,472	$18,012

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	ING Investors Trust	ING VP Natural Resources Trust	Janus Aspen Series
	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount(c)	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount
OPERATIONS
Net investment income (loss)	$15	$2,641	$1,228	$(18)	$(275)	$(383)	$602	$182
Net realized gain (loss) on sale of investments	1,199	(1,553)	5,244	32	3,747	6,118	777	386
Change in unrealized appreciation (depreciation) of investments	3,144	(1,901)	2,488	485	2,372	5,968	(479)	(1,449)

Net increase (decrease) in contract owners’ equity resulting from operations	4,358	(813)	8,960	499	5,844	11,703	900	(881)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,426	36	4,984	9	2,826	3,734	908	1,465
Net transfer (to) from affiliate and subaccounts	(75)	(13,935)	(2,707)	(209)	(2,818)	5,616	(6,595)	3,963
Payments for redemptions	(2,192)	(56)	(17,965)	(186)	(7,046)	(9,493)	(1,265)	(1,722)
Guaranteed retirement income benefit, maintenance fees, and other fees	(4)	—	(48)	(3)	(38)	(57)	(11)	(20)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(845)	(13,955)	(15,736)	(389)	(7,076)	(200)	(6,963)	3,686

Total increase (decrease) in contract owners’ equity	3,513	(14,768)	(6,776)	110	(1,232)	11,503	(6,063)	2,805

CONTRACT OWNERS’ EQUITY
Beginning of period	12,228	14,768	106,171	1,643	46,182	57,352	12,115	6,899

End of period	$15,741	$—	$99,395	$1,753	$44,950	$68,855	$6,052	$9,704

(c)	Cessation of operations as of January 12, 2007, ING VP Natural Resources Trust Subaccount. Fund merged with DWS Money Market VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	Janus Aspen Series	JPMorgan Insurance Trust
	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Diversified Equity Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust Government Bond Subaccount
OPERATIONS
Net investment income (loss)	$(483)	$1	$1	$96	$139	$850	$—	$6
Net realized gain (loss) on sale of investments	5,277	2	—	267	(19)	(400)	5	(1)
Change in unrealized appreciation (depreciation) of investments	2,201	—	1	(178)	28	(443)	1	5

Net increase (decrease) in contract owners’ equity resulting from operations	6,995	3	2	185	148	7	6	10

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,895	22	7	123	346	131	10	110
Net transfer (to) from affiliate and subaccounts	(3,303)	(18)	14	(822)	87	(268)	41	(7)
Payments for redemptions	(13,787)	(2)	—	(467)	(184)	(358)	(16)	(82)
Guaranteed retirement income benefit, maintenance fees, and other fees	(54)	—	—	(2)	—	—	—	—
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(13,249)	2	21	(1,168)	249	(495)	35	21

Total increase (decrease) in contract owners’ equity	(6,254)	5	23	(983)	397	(488)	41	31

CONTRACT OWNERS’ EQUITY
Beginning of period	85,810	55	10	2,200	904	1,913	121	132

End of period	$79,556	$60	$33	$1,217	$1,301	$1,425	$162	$163

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	JPMorgan Insurance Trust		JPMorgan Series Trust II			Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount
OPERATIONS
Net investment income (loss)	$—	$399	$(48)	$582	$319	$(60)	$1,798	$159
Net realized gain (loss) on sale of investments	—	(59)	7,041	527	453	327	2,455	(46)
Change in unrealized appreciation (depreciation) of investments	—	(248)	(4,148)	(947)	(1,324)	237	(2,769)	(167)

Net increase (decrease) in contract owners’ equity resulting from operations	—	92	2,845	162	(552)	504	1,484	(54)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	—	621	2,111	895	687	666	3,712	474
Net transfer (to) from affiliate and subaccounts	—	(426)	(8,925)	398	(1,168)	(545)	12,294	211
Payments for redemptions	—	(538)	(6,923)	(1,630)	(1,453)	(713)	(7,138)	(439)
Guaranteed retirement income benefit, maintenance fees, and other fees	—	(1)	(57)	(3)	(4)	(1)	(29)	(1)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	—	(344)	(13,794)	(340)	(1,938)	(593)	8,839	245

Total increase (decrease) in contract owners’ equity	—	(252)	(10,949)	(178)	(2,490)	(89)	10,323	191

CONTRACT OWNERS’ EQUITY
Beginning of period	—	5,375	36,195	13,127	10,415	4,428	38,746	2,732

End of period	$—	$5,123	$25,246	$12,949	$7,925	$4,339	$49,069	$2,923

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS EQUITY—(Continued)

For the year ended December 31, 2007

(in thousands)

	Oppenheimer Variable Account Funds				PIMCO Variable Insurance Trust
	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$(59)	$267	$(12)	$154	$3	$5
Net realized gain (loss) on sale of investments	2,057	914	77	127	3	1
Change in unrealized appreciation (depreciation) of investments	(1,243)	(1,846)	(23)	346	(2)	3

Net increase (decrease) in contract owners’ equity resulting from operations	755	(665)	42	627	4	9

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,449	1,828	68	2,328	1	—
Net transfer (to) from affiliate and subaccounts	(5,368)	2,797	(138)	431	14	22
Payments for redemptions	(3,169)	(2,191)	(106)	(1,638)	(42)	(18)
Guaranteed retirement income benefit, maintenance fees, and other fees	(33)	(16)	—	(2)	—	—
Annuity payout reserve adjustment	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(7,121)	2,418	(176)	1,119	(27)	4

Total increase (decrease) in contract owners’ equity	(6,366)	1,753	(134)	1,746	(23)	13

CONTRACT OWNERS’ EQUITY
Beginning of period	18,921	12,222	993	7,604	182	136

End of period	$12,555	$13,975	$859	$9,350	$159	$149

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) Organization:

KILICO Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company (“KILICO”). KILICO is a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from KILICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KILICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as “Contracts”) for Kemper Advantage III periodic and flexible payment variable annuity contracts (“Kemper Advantage III”), Scudder Passport individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Passport”), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Destinations”), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts (“Farmers Variable Annuity I”), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred”), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred Plus”), Scudder ZS4 individual and group variable and market value adjusted deferred annuity contracts (“Scudder ZS4”) and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts (“Zurich Archway”). The Separate Account is divided into a total of eighty-six subaccounts with various subaccount options available to contract owners depending upon their respective Contracts. During the year ended December 31, 2008, assets were invested in eighty-three of the subaccount options.

The Kemper Advantage III contracts have sixty-three subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, the Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the ING Global Resources Trust, the ING Investors Trust, the ING VP Natural Resources Trust, the Janus Aspen Series, the JPMorgan Insurance Trust, the JPMorgan Series Trust II and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

The Scudder Passport contracts have thirteen subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Variable Series II, an open-end management investment company.

The Scudder Destinations contracts have thirty-three subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, the Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II and the DWS Investments VIT Funds, all of which are open-end management investment companies.

The Farmers Variable Annuity I contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Variable Series I, the DWS Variable Series II, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series and the PIMCO Variable Insurance Trust, all of which are open-end management investment companies.

The Zurich Preferred contracts have sixty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(1) Organization: (continued)

Funds, the Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the JPMorgan Insurance Trust, the JPMorgan Series Trust II and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

The Zurich Preferred Plus contracts have sixty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, the Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the JPMorgan Insurance Trust, the JPMorgan Series Trust II and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

The Scudder ZS4 contracts have thirty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, the Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II and the DWS Investments VIT Funds, all of which are open-end management investment companies.

The Zurich Archway contracts have sixty subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, the Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the JPMorgan Insurance Trust, the JPMorgan Series Trust II and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

See respective contract Prospectus of each product for further description and benefits.

(2) Significant Accounting Policies:

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions, is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(2) Significant Accounting Policies: (continued)

Federal income taxes

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the contracts and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to or from another eligible subaccount or to the general account of KILICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table with projections. Unless the annuitant elects otherwise, the assumed investment return is 2.5% for most products (i.e. Destinations, Farmers Variable Annuity, Archway, ZS4, Preferred, Preferred Plus, most Advantage III policies), or 4.0% for Passport and some Advantage III contracts. The mortality risk is fully borne by KILICO and may result in additional amounts being transferred into the Separate Account by KILICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Fair Value Measurements

On January 1, 2008, the Separate Account adopted Financial Accounting Standards Board Statement No. 157, Fair Value Measurements (“SFAS No. 157”), which was issued by the Financial Accounting Standards Board (“FASB”) in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value into three broad levels (“Level 1, 2 and 3”). In compliance with SFAS No. 157, the Separate Account has categorized its financial instruments into the three level hierarchies. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(2) Significant Accounting Policies: (continued)

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

See Note 7 for the fair value disclosure.

(3) Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008, are as follows (in thousands):

	Purchases	Sales
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount	$1,465	$355
AIM V.I. Global Health Care Subaccount	1,064	683
AIM V.I. Global Real Estate Subaccount	2,108	4,060
AIM V.I. Utilities Subaccount	18,532	25,677
The Alger American Fund:
Alger American Balanced Subaccount	12,198	23,226
Alger American Capital Appreciation Subaccount	12,067	35,741
Alger American LargeCap Growth Subaccount	2,173	3,911
Alger American MidCap Growth Subaccount	7,564	3,837
Alger American SmallCap Growth Subaccount	1,321	1,137
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount	3,350	7,240
American Century VP Value Subaccount	4,247	6,133
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount	49,479	31,991
Credit Suisse Trust Global Small Cap Subaccount	956	8,987
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount	19,772	37,788
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount	455	2,138
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount	—	—

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(3) Purchases and Sales of Investments: (continued)

	Purchases	Sales
DWS Variable Series I:
DWS Bond VIP Subaccount	$11,977	$14,163
DWS Capital Growth VIP Subaccount	10,739	90,039
DWS Global Opportunities VIP Subaccount	24,485	43,318
DWS Growth & Income VIP Subaccount	15,302	17,985
DWS Health Care VIP Subaccount	18,980	22,532
DWS International VIP Subaccount	24,646	37,538
DWS Variable Series II:
DWS Balanced VIP Subaccount	16,682	58,089
DWS Blue Chip VIP Subaccount	25,658	40,414
DWS Core Fixed Income VIP Subaccount	18,814	35,227
DWS Davis Venture Value VIP Subaccount	29,423	57,116
DWS Dreman High Return Equity VIP Subaccount	90,216	126,495
DWS Dreman Small Mid Cap Value VIP Subaccount	116,869	95,466
DWS Global Thematic VIP Subaccount	31,058	25,745
DWS Government & Agency Securities VIP Subaccount	59,150	44,527
DWS High Income VIP Subaccount	32,013	47,216
DWS International Select Equity VIP Subaccount	52,477	39,860
DWS Janus Growth & Income VIP Subaccount	11,095	28,262
DWS Large Cap Value VIP Subaccount	41,588	30,766
DWS Mid Cap Growth VIP Subaccount	1,622	10,283
DWS Money Market VIP Subaccount	179,631	149,535
DWS Small Cap Growth VIP Subaccount	3,192	23,702
DWS Strategic Income VIP Subaccount	20,687	27,354
DWS Technology VIP Subaccount	2,780	26,230
DWS Turner Mid Cap Growth VIP Subaccount	29,780	28,210
DWS Investments VIT Funds:
DWS RREEF Real Estate Securities VIP Subaccount	10	33
DWS Equity 500 Index VIP Subaccount	7,104	47,594
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount	2,022	1,827
Fidelity VIP Contrafund Subaccount	10,903	21,393
Fidelity VIP Equity Income Subaccount	2,022	11,142
Fidelity VIP Growth Subaccount	7,635	12,393
Fidelity VIP Index 500 Subaccount	4,342	16,770
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount	1,033	3,285
Franklin Small Cap Value Securities Subaccount	3,110	2,228
Franklin Strategic Income Securities Subaccount	3,762	4,596
Franklin U.S. Government Subaccount	3,878	2,356
Franklin Zero Coupon 2010 Subaccount	3,846	4,380
Mutual Discovery Securities Subaccount	3,856	5,662
Mutual Shares Securities Subaccount	2,751	1,781
Templeton Developing Markets Securities Subaccount	3,094	3,992
ING Global Resources Trust:
ING Global Resources Subaccount	6,100	5,353
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount	1,627	2,784
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount	—	—

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(3) Purchases and Sales of Investments: (continued)

	Purchases	Sales
Janus Aspen Series:
Janus Aspen Balanced Subaccount	$11,491	$14,800
Janus Aspen Forty Subaccount	59	209
Janus Aspen Large Cap Subaccount	1,584	6,283
Janus Aspen Mid Cap Growth Subaccount	5,861	9,977
Janus Aspen Perkins Mid Cap Value Subaccount	1,775	1,635
Janus Aspen Perkins Small Company Value Subaccount	693	2,546
Janus Aspen Worldwide Growth Subaccount	1,389	8,817
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced Subaccount	45	56
JPMorgan Insurance Trust Core Bond Subaccount	134	120
JPMorgan Insurance Trust Diversified Equity Subaccount	130	432
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	787	717
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	384	437
JPMorgan Insurance Trust Equity Index Subaccount	124	35
JPMorgan Insurance Trust Government Bond Subaccount	654	186
JPMorgan Insurance Trust Intrepid Growth Subaccount	52	33
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	760	954
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount	4,160	6,342
JPMorgan MidCap Value Subaccount	1,295	3,157
JPMorgan Small Company Subaccount	1,326	1,726
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount	507	831
Oppenheimer Global Securities Subaccount	4,364	8,585
Oppenheimer High Income Subaccount	734	1,073
Oppenheimer Main Street Subaccount	1,646	3,408
Oppenheimer Main Street Small Cap Subaccount	1,127	3,596
Oppenheimer MidCap Fund Subaccount	119	201
Oppenheimer Strategic Bond Subaccount	7,969	5,599
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount	9	34
PIMCO Low Duration Subaccount	9	27

(4) Expenses and Related Party Transactions:

KILICO assumes mortality risks associated with the annuity contracts as benefits paid to the contract owner or beneficiary may exceed contract value. KILICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, KILICO assesses that portion of each subaccount representing assets under the following contracts with a daily asset charge for mortality and expense risk and administrative costs:

Farmers Variable Annuity I contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Kemper Advantage III flexible payment contracts an aggregate of one percent (1.00%) per annum.

Kemper Advantage III periodic payment contracts an aggregate of one and three-tenths percent (1.30%) per annum.

Scudder Destinations contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Scudder Passport contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Scudder ZS4 contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(4) Expenses and Related Party Transactions: (continued)

Zurich Archway contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

Zurich Preferred contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Zurich Preferred Plus contracts an aggregate of one and one-half percent (1.50%) per annum.

The Scudder Passport and Scudder Destinations contracts offer a dollar cost averaging (DCA) program through the Money Market Subaccount, to which no daily asset charge deduction is assessed.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $36 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract charges. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Scudder ZS4 and Zurich Archway contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred and Zurich Preferred Plus contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000 and $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Zurich Preferred, Zurich Preferred Plus, Scudder ZS4 and Zurich Archway contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

KILICO assesses an annual charge for the Guaranteed Retirement Income Benefit (“GRIB”) option, related to the Scudder Destinations and Farmers Variable Annuity I contracts. GRIB guarantees the minimum benefit value that will be applied to purchase an annuity option. The annual charge of one-quarter percent (0.25%) of contract value will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Investors Brokerage Services, Inc., a wholly-owned subsidiary of Protective Life Insurance Company, is the principal underwriter for the Separate Account.

(5) Changes in Units Outstanding:

The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows (in thousands):

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount
2008	176	76	100
2007	30	15	15
AIM V.I. Global Health Care Subaccount
2008	61	71	(10)
2007	54	68	(14)
AIM V.I. Global Real Estate Subaccount
2008	121	272	(151)
2007	40	241	(201)
AIM V.I. Utilities Subaccount
2008	1,876	3,136	(1,260)
2007	2,265	2,242	23

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
The Alger American Fund:
Alger American Balanced Subaccount
2008	635	2,640	(2,005)
2007	667	2,032	(1,365)
Alger American Capital Appreciation Subaccount
2008	2,493	5,060	(2,567)
2007	4,209	3,550	659
Alger American LargeCap Growth Subaccount
2008	82	109	(27)
2007	29	91	(62)
Alger American MidCap Growth Subaccount
2008	98	175	(77)
2007	47	77	(30)
Alger American SmallCap Growth Subaccount
2008	60	57	3
2007	17	20	(3)
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2008	409	1,295	(886)
2007	576	1,619	(1,043)
American Century VP Value Subaccount
2008	327	869	(542)
2007	105	535	(430)
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2008	994	2,321	(1,327)
2007	1,494	1,952	(458)
Credit Suisse Trust Global Small Cap Subaccount
2008	228	1,105	(877)
2007	338	651	(313)
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount
2008	809	3,549	(2,740)
2007	838	2,601	(1,763)
The Dreyfus Socially Responsible Growth Fund, Inc:
The Dreyfus Socially Responsible Growth Subaccount
2008	77	307	(230)
2007	38	523	(485)
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2008	—	—	—
2007	2	49	(47)
DWS Variable Series I:
DWS Bond VIP Subaccount
2008	1,442	1,957	(515)
2007	1,427	726	701
DWS Capital Growth VIP Subaccount
2008	2,772	10,327	(7,555)
2007	2,464	8,991	(6,527)
DWS Global Opportunities VIP Subaccount
2008	827	3,161	(2,334)
2007	1,504	2,734	(1,230)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
DWS Variable Series I: (continued)
DWS Growth & Income VIP Subaccount
2008	470	2,556	(2,086)
2007	661	2,077	(1,416)
DWS Health Care VIP Subaccount
2008	1,239	2,489	(1,250)
2007	557	1,539	(982)
DWS International VIP Subaccount
2008	1,351	4,510	(3,159)
2007	2,541	3,887	(1,346)
DWS Variable Series II:
DWS Balanced VIP Subaccount
2008	1,882	9,069	(7,187)
2007	750	8,284	(7,534)
DWS Blue Chip VIP Subaccount
2008	1,131	5,008	(3,877)
2007	1,956	4,731	(2,775)
DWS Core Fixed Income VIP Subaccount
2008	3,715	9,254	(5,539)
2007	5,246	4,191	1,055
DWS Davis Venture Value VIP Subaccount
2008	1,543	6,750	(5,207)
2007	2,238	3,684	(1,446)
DWS Dreman High Return Equity VIP Subaccount
2008	2,281	12,383	(10,102)
2007	2,556	8,367	(5,811)
DWS Dreman Small Mid Cap Value VIP Subaccount
2008	3,579	11,576	(7,997)
2007	2,627	7,704	(5,077)
DWS Global Thematic VIP Subaccount
2008	998	2,699	(1,701)
2007	2,414	1,949	465
DWS Government & Agency Securities VIP Subaccount
2008	7,354	7,660	(306)
2007	1,717	4,368	(2,651)
DWS High Income VIP Subaccount
2008	4,225	7,590	(3,365)
2007	3,242	8,041	(4,799)
DWS International Select Equity VIP Subaccount
2008	3,013	7,719	(4,706)
2007	3,196	5,350	(2,154)
DWS Janus Growth & Income VIP Subaccount
2008	1,097	4,615	(3,518)
2007	1,391	3,941	(2,550)
DWS Large Cap Value VIP Subaccount
2008	2,991	6,486	(3,495)
2007	1,174	4,654	(3,480)
DWS Mid Cap Growth VIP Subaccount
2008	393	1,329	(936)
2007	810	1,062	(252)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
DWS Variable Series II: (continued)
DWS Money Market VIP Subaccount
2008	40,130	34,346	5,784
2007	22,674	17,715	4,959
DWS Small Cap Growth VIP Subaccount
2008	2,546	6,805	(4,259)
2007	1,308	6,469	(5,161)
DWS Strategic Income VIP Subaccount
2008	1,852	2,795	(943)
2007	2,060	1,302	758
DWS Technology VIP Subaccount
2008	2,371	5,940	(3,569)
2007	2,420	5,074	(2,654)
DWS Turner Mid-Cap Growth VIP Subaccount
2008	2,068	4,114	(2,046)
2007	2,197	2,984	(787)
DWS Investments VIT Funds:
DWS RREEF Real Estate Securities VIP Subaccount
2008	—	—	—
2007	—	—	—
DWS Equity 500 Index VIP Subaccount
2008	2,136	6,756	(4,620)
2007	3,034	5,477	(2,443)
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount
2008	68	98	(30)
2007	12	58	(46)
Fidelity VIP Contrafund Subaccount
2008	555	900	(345)
2007	193	469	(276)
Fidelity VIP Equity Income Subaccount
2008	167	457	(290)
2007	61	243	(182)
Fidelity VIP Growth Subaccount
2008	228	326	(98)
2007	58	135	(77)
Fidelity VIP Index 500 Subaccount
2008	71	161	(90)
2007	27	205	(178)
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2008	138	319	(181)
2007	46	205	(159)
Franklin Small Cap Value Securities Subaccount
2008	215	203	12
2007	60	42	18
Franklin Strategic Income Securities Subaccount
2008	503	636	(133)
2007	198	67	131
Franklin U.S. Government Subaccount
2008	418	294	124
2007	148	91	57

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Franklin Templeton Variable Insurance Products Trust: (continued)
Franklin Zero Coupon 2010 Subaccount
2008	541	614	(73)
2007	78	988	(910)
Mutual Discovery Securities Subaccount
2008	397	571	(174)
2007	222	130	92
Mutual Shares Securities Subaccount
2008	279	249	30
2007	165	73	92
Templeton Developing Markets Securities Subaccount
2008	80	188	(108)
2007	41	94	(53)
ING Global Resources Trust:
ING Global Resources Trust Subaccount
2008	448	690	(242)
2007	1,406	141	1,265
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount
2008	69	170	(101)
2007	45	83	(38)
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2008	—	—	—
2007	—	485	(485)
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2008	299	609	(310)
2007	64	492	(428)
Janus Aspen Forty Subaccount
2008	6	13	(7)
2007	2	31	(29)
Janus Aspen Large Cap Growth Subaccount
2008	165	348	(183)
2007	71	333	(262)
Janus Aspen Mid Cap Growth Subaccount
2008	203	432	(229)
2007	184	179	5
Janus Aspen Perkins Mid Cap Value Subaccount
2008	139	156	(17)
2007	35	369	(334)
Janus Aspen Perkins Small Company Value Subaccount
2008	109	234	(125)
2007	267	80	187
Janus Aspen Worldwide Growth Subaccount
2008	175	424	(249)
2007	52	403	(351)
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced Subaccount
2008	3	6	(3)
2007	3	3	—
JPMorgan Insurance Trust Core Bond Subaccount
2008	12	11	1
2007	4	1	3

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
JPMorgan Insurance Trust: (continued)
JPMorgan Insurance Trust Diversified Equity Subaccount
2008	16	51	(35)
2007	23	110	(87)
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount
2008	58	62	(4)
2007	28	12	16
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount
2008	20	43	(23)
2007	7	40	(33)
JPMorgan Insurance Trust Equity Index Subaccount
2008	14	4	10
2007	4	1	3
JPMorgan Insurance Trust Government Bond Subaccount
2008	65	27	38
2007	20	18	2
JPMorgan Insurance Trust Intrepid Growth Subaccount
2008	5	3	2
2007	85	85	—
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount
2008	54	97	(43)
2007	33	55	(22)
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount
2008	200	500	(300)
2007	80	708	(628)
JPMorgan MidCap Value Subaccount
2008	101	263	(162)
2007	70	87	(17)
JPMorgan Small Company Subaccount
2008	94	148	(54)
2007	20	114	(94)
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount
2008	52	77	(25)
2007	42	82	(40)
Oppenheimer Global Securities Subaccount
2008	317	689	(372)
2007	631	253	378
Oppenheimer High Income Subaccount
2008	152	215	(63)
2007	62	42	20
Oppenheimer Main Street Subaccount
2008	164	338	(174)
2007	72	508	(436)
Oppenheimer Main Street Small Cap Subaccount
2008	136	319	(183)
2007	229	120	109
Oppenheimer MidCap Fund Subaccount
2008	15	22	(7)
2007	2	13	(11)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5) Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Oppenheimer Variable Account Funds: (continued)
Oppenheimer Strategic Bond Subaccount
2008	981	890	91
2007	391	306	85
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2008	—	2	(2)
2007	1	3	(2)
PIMCO Low Duration Subaccount
2008	—	2	(2)
2007	3	2	1

(6) Unit Values and Financial Highlights:

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2008, were as follows.

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
AIM Variable Insurance Funds(5)
AIM V.I. Financial Services Fund Subaccount(6)
2008	167	$4.596	$4.929	$805	18.46%	1.25%	2.25%	-60.34%	-59.85%
2007	67	11.590	12.134	807	10.10%	1.25%	2.25%	-23.94%	-23.18%
2006	52	14.088	15.940	825	2.18%	1.00%	2.25%	13.81%	15.29%
2005	50	12.304	13.826	686	1.01%	1.00%	2.25%	3.58%	4.86%
2004	108	11.814	13.185	1,418	1.01%	1.00%	2.25%	6.28%	7.60%
AIM V.I. Global Health Care Subaccount(7)
2008	163	10.298	11.042	1,765	21.32%	1.25%	2.25%	-30.19%	-29.33%
2007	173	14.752	15.445	2,654	N/A	1.25%	2.25%	9.38%	10.47%
2006	187	12.962	14.109	2,607	N/A	1.00%	2.25%	2.52%	4.20%
2005	218	12.526	13.541	2,928	N/A	1.00%	2.25%	5.77%	7.08%
2004	277	11.779	12.645	3,477	N/A	1.00%	2.25%	5.20%	6.50%
AIM V.I. Global Real Estate Subaccount(8)
2008	415	13.538	14.516	5,908	13.12%	1.00%	2.25%	-45.87%	-45.20%
2007	566	25.009	26.487	14,760	17.27%	1.25%	2.25%	-7.63%	-6.48%
2006	767	24.220	28.323	21,471	5.51%	1.00%	2.25%	39.47%	41.19%
2005	554	17.272	20.060	11,018	3.95%	1.00%	2.25%	11.73%	13.11%
2004	528	15.376	17.735	9,321	3.89%	1.00%	2.25%	33.57%	35.23%
AIM V.I. Utilities Subaccount(9)
2008	3,062	8.529	16.499	28,176	11.51%	1.00%	2.25%	-33.85%	-33.03%
2007	4,322	12.786	24.634	58,941	7.11%	1.00%	2.25%	17.98%	19.44%
2006	4,299	10.748	20.624	48,524	5.52%	1.00%	2.25%	22.71%	24.22%
2005	3,960	8.686	16.603	36,122	2.95%	1.00%	2.25%	14.27%	15.68%
2004	2,605	7.538	14.352	19,975	2.03%	1.00%	2.25%	20.83%	22.33%
The Alger American Fund:
Alger American Balanced Subaccount
2008	5,048	8.830	9.544	44,572	16.15%	1.40%	2.05%	-33.27%	-32.71%
2007	7,053	13.121	14.253	92,543	8.03%	1.40%	2.05%	10.81%	12.56%
2006	8,418	11.841	12.662	99,686	6.70%	1.40%	2.05%	2.37%	3.28%
2005	9,579	11.465	12.327	109,830	1.57%	1.40%	2.05%	5.99%	6.93%
2004	10,722	10.722	11.591	114,965	1.48%	1.40%	2.05%	2.17%	3.12%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
The Alger American Fund: (continued)
Alger American Capital Appreciation Subaccount(10)
2008	6,678	$7.081	$11.357	$47,289	N/A	1.40%	2.05%	-46.37%	-45.90%
2007	9,245	13.088	21.102	121,012	N/A	1.40%	2.05%	30.51%	31.68%
2006	8,586	9.939	16.114	85,365	N/A	1.40%	2.05%	16.58%	17.62%
2005	8,650	8.450	13.775	73,101	N/A	1.40%	2.05%	11.87%	12.87%
2004	9,465	7.487	12.272	70,867	N/A	1.40%	2.05%	5.73%	6.69%
Alger American LargeCap Growth Subaccount(11)
2008	266	8.181	35.319	8,887	0.23%	1.00%	2.25%	-47.38%	-46.69%
2007	293	15.546	66.251	18,405	0.34%	1.00%	2.25%	17.22%	18.75%
2006	355	13.263	55.790	18,865	0.12%	1.00%	2.25%	2.19%	4.11%
2005	444	12.901	53.587	22,498	0.22%	1.00%	2.25%	9.58%	10.93%
2004	508	11.784	48.308	23,388	N/A	1.00%	2.25%	3.12%	4.45%
Alger American MidCap Growth Subaccount
2008	496	8.770	20.620	9,918	34.85%	1.00%	2.25%	-59.31%	-58.77%
2007	573	21.554	50.013	27,893	12.44%	1.00%	2.25%	28.62%	30.25%
2006	603	16.757	38.398	22,587	14.19%	1.00%	2.25%	7.13%	9.05%
2005	736	15.561	35.210	25,387	3.98%	1.00%	2.25%	7.42%	8.74%
2004	947	14.496	32.380	30,169	N/A	1.00%	2.25%	10.55%	11.92%
Alger American SmallCap Growth Subaccount(12)
2008	185	12.024	31.598	5,170	1.43%	1.00%	2.25%	-47.78%	-47.13%
2007	182	23.026	59.766	9,698	N/A	1.00%	2.25%	14.58%	16.07%
2006	185	20.097	51.489	8,534	N/A	1.00%	2.25%	16.43%	18.83%
2005	183	17.129	43.330	7,050	N/A	1.00%	2.25%	14.32%	15.73%
2004	181	14.991	37.441	6,025	N/A	1.00%	2.25%	14.00%	15.41%
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2008	2,047	5.154	9.922	11,195	15.11%	1.00%	2.25%	-36.04%	-35.24%
2007	2,933	8.057	15.460	24,841	2.01%	1.00%	2.25%	-2.44%	-1.06%
2006	3,976	8.244	15.793	34,167	1.87%	1.00%	2.25%	13.86%	15.93%
2005	4,536	7.185	13.749	33,735	1.88%	1.00%	2.25%	2.34%	3.60%
2004	4,033	7.007	13.377	29,040	1.48%	1.00%	2.25%	10.50%	11.87%
American Century VP Value Subaccount
2008	2,072	7.015	11.027	16,039	16.00%	1.00%	2.25%	-28.39%	-27.50%
2007	2,614	9.796	15.322	28,006	10.62%	1.00%	2.25%	-7.24%	-6.08%
2006	3,044	10.560	16.457	34,821	9.94%	1.00%	2.25%	15.52%	17.48%
2005	3,576	9.099	14.128	34,915	11.31%	1.00%	2.25%	2.73%	4.00%
2004	4,051	8.858	13.702	38,174	1.72%	1.00%	2.25%	11.81%	13.20%
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2008	2,762	11.157	13.855	33,670	54.62%	1.00%	2.25%	-55.80%	-55.25%
2007	4,089	25.242	31.179	111,926	16.45%	1.00%	2.25%	26.58%	28.15%
2006	4,547	19.942	24.500	97,524	1.84%	1.00%	2.25%	29.55%	31.21%
2005	4,575	15.387	18.802	75,105	0.68%	1.00%	2.25%	25.13%	26.67%
2004	3,556	12.297	14.945	46,260	0.27%	1.00%	2.25%	22.18%	23.69%
Credit Suisse Trust Global Small Cap Subaccount(13)
2008	1,193	6.170	8.786	7,359	1.63%	1.40%	2.05%	-47.83%	-47.49%
2007	2,070	11.751	16.782	24,325	N/A	1.40%	2.05%	-5.90%	-5.29%
2006	2,383	12.407	17.773	29,574	N/A	1.40%	2.05%	10.94%	11.65%
2005	2,747	11.113	15.966	30,525	N/A	1.40%	2.05%	13.82%	14.55%
2004	2,235	9.702	13.979	21,685	N/A	1.40%	2.05%	15.61%	16.36%
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount
2008	6,123	8.967	9.729	58,379	18.11%	1.00%	2.25%	-41.76%	-41.25%
2007	8,863	15.366	16.499	143,835	13.05%	1.00%	2.25%	-0.86%	0.38%
2006	10,626	14.219	16.437	172,314	17.02%	1.00%	2.25%	4.85%	6.61%
2005	11,976	13.429	15.418	182,741	0.43%	1.00%	2.25%	6.55%	7.86%
2004	11,922	12.537	14.294	168,963	2.88%	1.00%	2.25%	11.71%	13.10%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount
2008	676	$5.218	$19.235	$5,008	0.81%	1.00%	2.25%	-35.90%	-35.07%
2007	906	8.069	29.627	9,743	0.51%	1.00%	2.25%	5.32%	6.71%
2006	1,391	7.591	27.763	12,994	0.10%	1.00%	2.25%	6.19%	8.12%
2005	1,314	7.049	25.677	11,831	N/A	1.00%	2.25%	1.28%	2.59%
2004	1,579	6.898	25.029	13,694	0.38%	1.00%	2.25%	3.81%	5.16%
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007(14)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	47	14.271	17.501	815	11.96%	1.00%	2.25%	7.92%	9.85%
2005	47	13.081	15.931	749	5.23%	1.00%	2.25%	-1.44%	-0.22%
2004	55	13.200	15.966	874	8.57%	1.00%	2.25%	15.57%	17.01%
DWS Variable Series I:(15)
DWS Bond VIP Subaccount
2008	2,373	6.740	11.181	18,767	6.27%	1.00%	2.25%	-18.60%	-17.59%
2007	2,888	8.280	13.623	27,128	4.11%	1.00%	2.25%	1.87%	3.14%
2006	2,187	8.128	13.260	19,656	2.21%	1.00%	2.25%	2.42%	3.68%
2005	821	7.936	12.840	7,111	4.23%	1.00%	2.25%	0.35%	1.59%
2004	861	7.900	12.689	7,237	4.05%	1.00%	2.25%	3.06%	4.33%
DWS Capital Growth VIP Subaccount
2008	21,480	8.012	16.643	199,002	1.17%	1.00%	2.25%	-34.55%	-33.65%
2007	29,035	12.123	25.082	398,067	0.63%	1.00%	2.25%	9.91%	11.47%
2006(16)	35,562	10.919	22.502	437,235	0.46%	1.00%	2.25%	5.50%	7.46%
2005(17)	25,302	10.201	20.940	311,314	0.30%	1.00%	2.25%	6.34%	7.88%
2004	5,815	9.493	19.410	56,134	0.52%	1.00%	2.25%	5.39%	6.91%
DWS Global Opportunities VIP Subaccount(18)
2008	5,128	11.889	12.156	61,740	18.62%	1.40%	2.05%	-51.17%	-50.66%
2007	7,462	24.345	24.808	182,078	8.59%	1.40%	2.05%	6.72%	7.81%
2006	8,692	22.631	23.166	196,701	1.00%	1.40%	2.05%	19.44%	20.40%
2005	8,854	18.797	19.329	166,441	0.56%	1.40%	2.05%	15.70%	16.56%
2004	7,842	16.127	16.650	126,466	0.24%	1.40%	2.05%	20.64%	21.64%
DWS Growth & Income VIP Subaccount
2008	4,839	6.257	8.693	31,238	27.38%	1.00%	2.05%	-39.55%	-38.92%
2007	6,925	10.285	14.326	71,715	2.70%	1.00%	2.05%	-1.04%	0.35%
2006	8,341	10.290	14.427	88,125	0.97%	1.00%	2.05%	11.01%	12.50%
2005(19)	9,933	9.182	12.952	93,661	0.86%	1.00%	2.05%	3.61%	4.92%
2004	5,667	8.778	12.457	49,809	0.76%	1.40%	2.05%	7.57%	8.64%
DWS Health Care VIP Subaccount(20)
2008	3,923	10.801	14.147	42,368	19.06%	1.40%	2.05%	-25.04%	-24.27%
2007	5,173	14.262	18.807	73,784	6.14%	1.40%	2.05%	10.60%	11.63%
2006	6,155	12.776	16.946	78,648	0.38%	1.40%	2.05%	3.65%	4.70%
2005	6,999	12.202	16.293	85,406	N/A	1.40%	2.05%	5.90%	7.01%
2004	7,282	11.403	15.333	83,046	N/A	1.40%	2.05%	6.97%	8.08%
DWS International VIP Subaccount
2008	6,896	7.552	10.550	53,201	21.01%	1.00%	2.25%	-49.36%	-48.73%
2007	10,055	14.789	20.575	151,231	2.56%	1.00%	2.25%	11.95%	13.45%
2006	11,401	13.088	18.136	151,896	1.85%	1.00%	2.25%	22.13%	24.67%
2005	11,507	10.540	14.548	123,173	1.51%	1.00%	2.25%	13.40%	15.02%
2004	11,356	9.199	12.728	106,311	1.25%	1.00%	2.25%	13.90%	15.37%
DWS Variable Series II:(15)
DWS Balanced VIP Subaccount(21)
2008	31,704	1.663	9.388	177,453	4.21%	1.00%	2.25%	-29.10%	-28.05%
2007	38,891	2.317	13.196	303,165	3.36%	1.00%	2.25%	2.32%	3.80%
2006	46,425	2.238	12.852	345,141	2.53%	1.00%	2.25%	7.29%	9.15%
2005	54,942	2.055	11.901	369,547	2.47%	1.00%	2.25%	1.82%	3.27%
2004	65,001	1.995	11.649	416,701	1.65%	1.00%	2.25%	4.22%	5.73%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series II:(15) (continued)
DWS Blue Chip VIP Subaccount
2008	8,671	$0.995	$9.954	$62,504	22.84%	1.25%	2.05%	-39.72%	-39.26%
2007	12,548	1.637	16.455	151,090	13.14%	1.25%	2.05%	1.07%	2.22%
2006	15,323	1.602	16.226	175,736	6.00%	1.25%	2.05%	12.88%	14.22%
2005	16,582	1.402	14.325	163,268	0.94%	1.25%	2.05%	7.48%	8.71%
2004	17,892	1.290	13.285	158,659	0.62%	1.25%	2.05%	12.03%	14.60%
DWS Core Fixed Income VIP Subaccount(22)
2008	14,587	1.033	10.968	59,265	8.53%	1.00%	2.25%	-21.32%	-20.13%
2007	20,126	1.309	13.786	99,451	4.26%	1.00%	2.25%	1.65%	3.13%
2006	19,071	1.285	13.420	98,142	3.34%	1.00%	2.25%	1.72%	3.23%
2005	13,054	1.260	13.052	87,654	4.31%	1.00%	2.25%	-0.19%	1.24%
2004	14,835	1.260	12.943	92,790	5.25%	1.00%	2.25%	2.01%	3.49%
DWS Davis Venture Value VIP Subaccount
2008	11,803	8.207	9.702	96,901	16.92%	1.40%	2.05%	-41.97%	-41.06%
2007	17,010	13.924	16.662	236,921	2.02%	1.40%	2.05%	2.04%	3.01%
2006	18,456	13.517	16.273	249,555	0.63%	1.40%	2.05%	12.05%	13.26%
2005	18,998	11.935	14.474	226,815	0.74%	1.40%	2.05%	7.04%	8.13%
2004	18,366	11.038	13.475	202,796	0.41%	1.40%	2.05%	9.17%	10.28%
DWS Dreman High Return Equity VIP Subaccount
2008	21,237	8.403	9.018	191,501	24.87%	1.40%	2.05%	-47.25%	-45.85%
2007	31,339	15.928	16.929	530,513	2.41%	1.40%	2.05%	-4.16%	-3.23%
2006(23)	37,150	16.620	17.493	649,812	5.97%	1.40%	2.05%	15.84%	17.10%
2005	35,438	14.347	14.938	529,359	1.74%	1.40%	2.05%	5.36%	6.43%
2004	35,450	13.617	14.036	497,541	1.58%	1.40%	2.05%	11.34%	12.48%
DWS Dreman Small Mid Cap Value VIP Subaccount(24)
2008	24,088	1.673	15.305	138,251	47.67%	1.00%	2.25%	-35.01%	-34.08%
2007	32,085	2.565	23.275	325,047	16.20%	1.00%	2.25%	0.59%	2.03%
2006	37,162	2.540	22.869	374,647	8.72%	1.00%	2.25%	21.66%	23.83%
2005	40,096	2.072	18.514	327,181	9.30%	1.00%	2.25%	7.58%	9.16%
2004	42,968	1.918	17.002	308,558	0.82%	1.00%	2.25%	23.00%	24.78%
DWS Global Thematic VIP Subaccount(25)
2008	3,798	10.092	10.881	38,326	37.37%	1.40%	2.05%	-48.92%	-48.48%
2007	5,499	19.587	21.231	107,710	15.82%	1.40%	2.05%	3.71%	4.82%
2006	5,034	18.686	20.401	94,058	6.86%	1.40%	2.05%	27.06%	28.35%
2005	3,687	14.559	16.002	53,690	0.25%	1.40%	2.05%	20.04%	21.25%
2004	2,999	12.007	12.007	36,009	1.17%	1.40%	1.40%	13.18%	13.18%
DWS Government & Agency Securities VIP Subaccount(26)
2008	16,826	1.419	14.697	115,628	4.97%	1.00%	2.25%	2.42%	6.98%
2007	17,132	1.383	14.202	101,200	5.02%	1.00%	2.25%	3.39%	4.90%
2006	19,783	1.335	13.593	107,684	3.94%	1.00%	2.25%	1.66%	3.13%
2005	24,348	1.310	13.232	121,446	4.81%	1.00%	2.25%	0.19%	1.56%
2004	29,192	1.306	13.080	134,445	3.59%	1.00%	2.25%	1.28%	2.72%
DWS High Income VIP Subaccount
2008	15,214	0.848	11.184	90,370	11.99%	1.00%	2.25%	-25.65%	-24.69%
2007	18,579	1.140	14.991	150,496	8.52%	1.00%	2.25%	-1.49%	-0.05%
2006	23,378	1.155	15.166	188,470	7.81%	1.00%	2.25%	7.90%	9.38%
2005	27,783	1.069	14.006	198,591	9.22%	1.00%	2.25%	1.34%	2.86%
2004	33,615	1.052	13.774	229,629	7.16%	1.00%	2.25%	9.82%	11.30%
DWS International Select Equity VIP Subaccount
2008	18,966	1.530	10.701	66,546	35.17%	1.00%	2.05%	-50.09%	-49.32%
2007	23,672	3.050	21.368	175,919	11.94%	1.00%	2.05%	13.85%	15.55%
2006	25,826	2.667	18.703	160,747	1.99%	1.00%	2.05%	22.55%	24.32%
2005	29,642	2.168	15.209	137,646	2.68%	1.00%	2.05%	11.71%	13.38%
2004	34,689	1.932	13.568	125,666	0.97%	1.00%	2.05%	15.47%	17.07%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series II:(15) (continued)
DWS Janus Growth & Income VIP Subaccount
2008	8,715	$5.801	$12.112	$50,555	10.32%	1.40%	2.05%	-42.11%	-19.46%
2007	12,233	10.020	15.037	122,577	0.60%	1.40%	2.05%	4.07%	5.11%
2006	14,783	9.532	14.399	140,945	0.64%	1.40%	2.05%	5.82%	6.94%
2005	15,203	8.914	13.560	135,524	0.22%	1.40%	2.05%	9.47%	10.56%
2004	16,003	8.062	12.345	129,027	N/A	1.40%	2.05%	8.85%	9.97%
DWS Large Cap Value VIP Subaccount(27)
2008	16,241	1.639	10.404	69,146	31.95%	1.00%	2.05%	-37.92%	-37.03%
2007	19,736	2.630	16.587	137,451	5.46%	1.00%	2.05%	10.49%	12.02%
2006	23,216	2.372	14.866	144,836	1.57%	1.00%	2.05%	12.66%	14.27%
2005	26,326	2.098	13.061	144,770	1.83%	1.00%	2.05%	-0.46%	0.96%
2004	30,700	2.099	12.988	163,457	1.52%	1.00%	2.05%	7.44%	8.98%
DWS Mid Cap Growth VIP Subaccount(28)
2008	1,908	6.072	8.361	11,591	N/A	1.40%	2.05%	-51.27%	-50.73%
2007	2,844	12.324	17.097	35,059	N/A	1.40%	2.05%	5.74%	6.86%
2006	3,096	11.534	16.113	35,729	N/A	1.40%	2.05%	8.33%	9.43%
2005	3,551	10.540	14.823	37,444	N/A	1.40%	2.05%	12.36%	13.46%
2004	3,665	9.290	13.148	34,058	N/A	1.40%	2.05%	1.52%	2.47%
DWS Money Market VIP Subaccount
2008(29)	37,384	1.030	14.207	219,798	2.70%	0.00%	2.25%	0.37%	2.63%
2007	31,600	1.027	13.842	189,703	4.84%	0.00%	2.25%	2.66%	5.00%
2006(30)	26,641	1.000	13.183	146,351	5.05%	1.00%	2.25%	2.36%	4.66%
2005	25,754	0.977	12.598	136,873	3.01%	1.00%	2.25%	0.55%	2.81%
2004	26,603	0.972	11.181	135,778	0.99%	1.00%	2.25%	-1.31%	-0.09%
DWS Small Cap Growth VIP Subaccount
2008	19,872	0.643	7.715	47,318	N/A	1.00%	2.25%	-50.62%	-49.87%
2007	24,131	1.303	15.392	122,143	N/A	1.00%	2.25%	3.67%	5.14%
2006	29,292	1.254	14.796	142,349	N/A	1.00%	2.25%	2.16%	4.23%
2005(31)	34,756	1.218	14.357	160,316	N/A	1.00%	2.25%	4.59%	6.01%
2004	38,500	1.163	13.680	144,539	N/A	1.00%	2.25%	8.31%	9.92%
DWS Strategic Income VIP Subaccount
2008	3,747	1.420	13.455	46,678	8.78%	1.25%	2.05%	-9.02%	-8.36%
2007	4,690	1.558	14.790	64,242	5.82%	1.25%	2.05%	2.95%	4.13%
2006	3,932	1.497	14.225	51,496	4.96%	1.25%	2.05%	6.57%	7.64%
2005	3,351	1.390	13.235	38,607	7.85%	1.25%	2.05%	-0.12%	1.12%
2004	2,702	1.375	13.108	30,732	4.27%	1.25%	2.05%	6.09%	7.25%
DWS Technology VIP Subaccount(32)
2008	10,290	0.490	7.898	37,019	N/A	1.00%	2.25%	-47.52%	-46.75%
2007	13,859	0.931	14.998	100,796	N/A	1.00%	2.25%	11.54%	13.16%
2006	16,513	0.833	13.400	110,677	N/A	1.00%	2.25%	-2.22%	-0.24%
2005	20,377	0.846	13.569	131,027	0.45%	1.00%	2.25%	1.20%	2.72%
2004	24,947	0.833	13.362	145,056	N/A	1.00%	2.25%	-0.57%	0.91%
DWS Turner Mid Cap Growth VIP Subaccount
2008	5,867	10.001	15.224	39,314	25.55%	1.40%	2.05%	-51.54%	13.16%
2007	7,913	13.453	21.029	106,465	7.92%	1.40%	2.05%	22.60%	24.01%
2006	8,700	10.849	17.093	94,399	8.00%	1.40%	2.05%	4.08%	5.05%
2005	9,415	10.327	16.366	97,239	N/A	1.40%	2.05%	9.02%	10.23%
2004	10,139	9.369	14.961	94,997	N/A	1.40%	2.05%	8.41%	9.50%
DWS Investments VIT Funds:(15)
DWS RREEF Real Estate Securities VIP Subaccount(33)
2008(34)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	2	19.118	19.427	33	18.47%	1.70%	2.05%	-18.03%	-17.74%
2006	2	23.323	23.618	47	1.50%	1.70%	2.05%	34.38%	34.84%
2005	1	17.356	17.515	14	12.14%	1.70%	2.05%	9.08%	9.46%
2004	—	15.911	16.002	6	0.77%	1.70%	2.05%	28.10%	28.54%
DWS Equity 500 Index VIP Subaccount
2008	10,629	7.220	7.462	79,314	2.73%	1.40%	2.05%	-38.62%	-38.41%
2007	15,249	11.763	12.039	183,591	1.54%	1.40%	2.05%	2.73%	3.83%
2006	17,692	11.451	11.595	205,133	1.14%	1.40%	2.05%	12.90%	13.93%
2005(35)	19,136	10.143	10.177	194,745	2.70%	1.40%	2.05%	3.40%	4.12%
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity Variable Insurance Products Fund:
Fidelity VIP Asset Manager Subaccount
2008	235	$20.210	$22.139	$5,016	14.05%	1.00%	2.05%	-30.15%	-29.42%
2007	265	28.935	31.370	8,022	8.96%	1.00%	2.05%	13.17%	14.35%
2006	311	25.567	27.432	8,293	2.84%	1.00%	2.05%	5.17%	6.26%
2005	386	24.311	25.817	9,691	2.79%	1.00%	2.05%	1.96%	3.02%
2004	485	23.844	25.060	11,842	2.69%	1.00%	2.05%	3.34%	4.42%
Fidelity VIP Contrafund Subaccount
2008	2,169	10.916	28.482	58,211	4.00%	1.00%	2.25%	-43.84%	-43.08%
2007	2,514	19.438	50.042	119,153	25.56%	1.00%	2.25%	14.93%	16.42%
2006	2,790	16.913	42.983	114,012	9.49%	1.00%	2.25%	8.70%	10.61%
2005	2,927	15.488	38.859	108,370	0.29%	1.00%	2.25%	14.37%	15.78%
2004	2,785	13.549	33.562	89,791	0.31%	1.00%	2.25%	12.93%	14.33%
Fidelity VIP Equity Income Subaccount
2008	1,075	8.764	25.978	25,787	2.41%	1.00%	2.25%	-43.96%	-43.22%
2007	1,365	15.639	45.755	57,697	9.68%	1.00%	2.25%	-0.77%	0.52%
2006	1,547	15.761	45.519	65,415	15.13%	1.00%	2.25%	17.01%	19.01%
2005	1,587	13.410	38.249	56,882	5.54%	1.00%	2.25%	3.54%	4.82%
2004	1,986	12.963	36.490	67,669	1.93%	1.00%	2.25%	9.07%	10.42%
Fidelity VIP Growth Subaccount
2008	670	8.362	34.676	21,552	0.81%	1.00%	2.25%	-48.37%	-47.69%
2007	768	16.196	66.292	47,306	0.90%	1.00%	2.25%	24.10%	25.70%
2006	845	13.051	52.737	42,027	0.40%	1.00%	2.25%	3.81%	5.79%
2005	1,020	12.496	49.849	47,989	0.51%	1.00%	2.25%	3.48%	4.75%
2004	1,322	12.087	47.586	59,157	0.27%	1.00%	2.25%	1.10%	2.35%
Fidelity VIP Index 500 Subaccount
2008	544	9.444	114.393	57,344	3.23%	1.00%	2.25%	-38.54%	-37.62%
2007	634	15.336	183.390	108,640	3.55%	1.00%	2.25%	2.85%	4.39%
2006	812	14.882	175.678	133,005	1.71%	1.00%	2.25%	12.57%	14.59%
2005	926	13.155	153.315	132,764	1.67%	1.00%	2.25%	2.26%	3.79%
2004	920	12.839	147.718	129,183	1.23%	1.00%	2.25%	7.91%	9.52%
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2008	520	10.329	11.075	5,650	2.63%	1.00%	2.25%	-28.71%	-27.82%
2007	701	14.488	15.344	10,599	4.12%	1.00%	2.25%	-4.84%	-3.66%
2006	860	14.011	15.927	13,524	1.44%	1.00%	2.25%	14.07%	15.97%
2005	788	12.165	13.734	10,734	1.53%	1.00%	2.25%	1.16%	2.41%
2004	725	11.962	13.411	9,672	1.78%	1.00%	2.25%	8.55%	9.90%
Franklin Small Cap Value Securities Subaccount
2008	340	12.103	12.978	4,322	10.50%	1.00%	2.25%	-34.49%	-33.68%
2007	328	18.477	19.569	6,313	7.99%	1.00%	2.25%	-4.54%	-3.35%
2006	310	17.293	20.248	6,211	4.24%	1.00%	2.25%	14.02%	15.83%
2005	286	15.034	17.481	4,949	1.36%	1.00%	2.25%	6.38%	7.69%
2004	183	14.056	16.232	2,958	0.12%	1.00%	2.25%	21.02%	22.52%
Franklin Strategic Income Securities Subaccount
2008	602	10.986	11.780	6,957	8.96%	1.00%	2.25%	-13.19%	-12.12%
2007	735	12.655	13.404	9,688	5.49%	1.00%	2.25%	3.57%	4.86%
2006	604	12.219	12.783	7,642	2.88%	1.00%	2.25%	5.87%	7.18%
2005	1,478	11.542	11.927	17,455	2.77%	1.00%	2.25%	-0.77%	0.45%
2004	350	11.632	11.873	4,127	3.46%	1.00%	2.25%	7.37%	8.71%
Franklin U.S. Government Subaccount
2008	387	11.240	12.052	4,573	4.73%	1.00%	2.25%	5.22%	6.52%
2007	263	10.682	11.314	2,921	4.86%	1.00%	2.25%	4.25%	5.55%
2006	206	10.247	10.719	2,166	4.20%	1.00%	2.25%	1.73%	2.99%
2005	214	10.072	10.412	2,210	7.83%	1.00%	2.25%	0.16%	1.39%
2004	1,315	10.056	10.320	13,428	5.59%	1.00%	2.25%	1.19%	2.45%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Franklin Templeton Variable Insurance Products Trust: (continued)
Franklin Zero Coupon 2010 Subaccount
2008	827	$11.179	$11.987	$9,721	4.50%	1.00%	2.25%	4.87%	6.17%
2007	900	10.660	11.290	10,008	6.11%	1.00%	2.25%	6.01%	7.33%
2006	1,810	10.056	10.596	18,802	3.83%	1.00%	2.25%	0.15%	1.38%
2005	1,898	10.041	10.503	19,521	3.38%	1.00%	2.25%	-0.90%	0.32%
2004	1,127	10.132	10.521	11,591	5.40%	1.00%	2.25%	2.15%	3.42%
Mutual Discovery Securities Subaccount
2008	1,274	14.885	15.960	19,958	6.43%	1.00%	2.25%	-30.03%	-29.16%
2007	1,448	21.273	22.531	32,125	2.74%	1.00%	2.25%	9.37%	10.74%
2006	1,356	18.158	20.347	27,250	4.69%	1.00%	2.25%	20.26%	21.84%
2005	1,120	15.006	16.699	18,534	1.19%	1.00%	2.25%	13.42%	14.82%
2004	511	13.159	14.544	7,396	0.88%	1.00%	2.25%	15.59%	17.02%
Mutual Shares Securities Subaccount
2008	556	10.233	10.973	5,983	7.85%	1.00%	2.25%	-38.50%	-37.73%
2007	526	16.638	17.622	9,125	5.33%	1.00%	2.25%	1.19%	2.45%
2006	434	15.558	17.200	7,374	4.36%	1.00%	2.25%	15.62%	17.21%
2005	306	13.365	14.675	4,449	1.15%	1.00%	2.25%	8.13%	9.46%
2004	192	12.294	13.406	2,561	0.76%	1.00%	2.25%	10.15%	11.51%
Templeton Developing Markets Securities Subaccount
2008	266	15.224	17.124	4,477	22.98%	1.00%	2.25%	-53.75%	-53.17%
2007	374	32.643	36.570	13,472	10.10%	1.00%	2.25%	25.94%	27.50%
2006	427	23.841	28.682	12,078	1.22%	1.00%	2.25%	25.28%	26.82%
2005	383	18.928	22.615	8,582	1.29%	1.00%	2.25%	24.63%	26.17%
2004	250	15.106	17.925	4,447	1.56%	1.00%	2.25%	21.96%	23.47%
ING Global Resources Trust:
ING Global Resources Subaccount
2008	1,023	8.175	8.343	8,489	21.33%	1.00%	2.05%	-42.19%	-41.59%
2007(36)	1,265	14.140	14.283	18,012	17.44%	1.00%	2.05%	37.98%	39.36%
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount
2008	482	12.724	13.136	6,274	8.73%	1.00%	2.05%	-52.14%	-51.64%
2007	583	26.584	27.162	15,741	1.38%	1.00%	2.05%	36.00%	37.43%
2006	621	19.546	19.765	12,228	1.73%	1.00%	2.05%	33.45%	34.84%
2005(37)	686	14.647	14.659	10,051	0.41%	1.00%	2.05%	2.57%	2.65%
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007(38)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	485	29.293	31.521	14,768	8.28%	1.00%	2.05%	19.29%	20.53%
2005	504	24.556	26.152	12,784	3.25%	1.00%	2.05%	39.99%	41.44%
2004	269	17.540	18.489	4,827	0.83%	1.00%	2.05%	10.39%	11.55%
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2008	2,288	11.802	33.317	72,750	9.89%	1.00%	2.25%	-17.75%	-16.67%
2007	2,598	14.349	39.983	99,395	2.50%	1.00%	2.25%	8.06%	9.44%
2006	3,026	13.278	36.536	106,171	2.11%	1.00%	2.25%	7.87%	9.63%
2005	3,511	12.272	33.328	112,640	2.17%	1.00%	2.25%	5.58%	6.88%
2004	4,095	11.631	31.181	123,365	2.12%	1.00%	2.25%	6.13%	7.45%
Janus Aspen Forty Subaccount(39)
2008	104	8.706	8.706	905	0.14%	1.40%	1.40%	-44.93%	-44.93%
2007	111	15.808	15.808	1,753	0.33%	1.40%	1.40%	35.09%	35.09%
2006	140	11.702	11.702	1,643	0.34%	1.40%	1.40%	7.84%	7.84%
2005	152	10.851	10.851	1,651	0.21%	1.40%	1.40%	11.29%	11.29%
2004	165	9.750	9.750	1,612	0.24%	1.40%	1.40%	16.59%	16.59%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Janus Aspen Series: (continued)
Janus Aspen Large Cap Growth Subaccount(40)
2008	1,377	$8.875	$17.874	$23,602	0.74%	1.00%	2.25%	-41.08%	-40.32%
2007	1,560	15.063	29.949	44,950	0.71%	1.00%	2.25%	12.48%	13.95%
2006	1,822	13.392	26.283	46,182	0.46%	1.00%	2.25%	8.11%	10.28%
2005	2,205	12.297	23.833	50,851	0.31%	1.00%	2.25%	2.00%	3.26%
2004	2,807	12.064	23.082	62,882	0.13%	1.00%	2.25%	2.21%	3.48%
Janus Aspen Mid Cap Growth Subaccount
2008	1,473	11.835	23.559	33,159	6.46%	1.00%	2.25%	-44.99%	-44.28%
2007	1,702	21.514	42.281	68,855	0.72%	1.00%	2.25%	19.28%	20.83%
2006	1,697	18.036	34.994	57,352	N/A	1.00%	2.25%	10.56%	12.49%
2005	2,000	16.244	31.108	60,276	N/A	1.00%	2.25%	9.84%	11.20%
2004	2,358	14.796	27.976	64,102	N/A	1.00%	2.25%	18.08%	19.55%
Janus Aspen Perkins Mid Cap Value Subaccount(41)
2008	281	13.716	14.707	4,052	12.13%	1.00%	2.25%	-29.49%	-28.61%
2007	298	19.452	20.602	6,052	8.01%	1.00%	2.25%	4.80%	6.11%
2006	632	16.407	19.416	12,115	8.21%	1.00%	2.25%	12.31%	13.93%
2005	267	14.501	17.043	4,506	10.07%	1.00%	2.25%	7.59%	8.92%
2004	154	13.405	15.647	2,403	1.85%	1.00%	2.25%	15.20%	16.63%
Janus Aspen Perkins Small Company Value Subaccount(42)
2008	422	10.703	11.476	4,727	2.90%	1.00%	2.25%	-37.33%	-36.55%
2007	547	17.078	18.088	9,704	3.61%	1.00%	2.25%	-8.19%	-7.05%
2006	360	15.736	19.459	6,899	0.83%	1.00%	2.25%	18.84%	20.67%
2005	346	13.131	16.126	5,505	0.01%	1.00%	2.25%	1.16%	2.41%
2004	109	12.911	15.747	1,702	5.45%	1.00%	2.25%	15.48%	16.91%
Janus Aspen Worldwide Growth Subaccount
2008	1,848	7.733	21.609	38,236	1.20%	1.00%	2.25%	-45.92%	-45.21%
2007	2,097	14.298	39.441	79,556	0.77%	1.00%	2.25%	7.15%	8.54%
2006	2,448	13.344	36.339	85,810	1.66%	1.00%	2.25%	14.91%	17.04%
2005	2,981	11.546	31.049	89,588	1.27%	1.00%	2.25%	3.54%	4.82%
2004	3,840	11.160	29.621	110,482	0.95%	1.00%	2.25%	2.47%	3.74%
JPMorgan Insurance Trust:(43)
JPMorgan Insurance Trust Balanced Subaccount(44)
2008	2	8.746	9.190	23	37.07%	1.25%	2.25%	-25.98%	-25.24%
2007	5	11.815	12.293	60	2.44%	1.25%	2.25%	3.79%	4.82%
2006	5	11.384	11.728	55	6.32%	1.25%	2.25%	8.46%	9.61%
2005	3	10.488	10.700	36	5.00%	1.25%	2.25%	0.25%	1.24%
2004(45)	—	10.462	10.569	3	N/A	1.25%	2.25%	3.40%	4.42%
JPMorgan Insurance Trust Core Bond Subaccount(46)
2008	4	10.662	11.203	48	2.23%	1.25%	2.25%	-0.92%	0.06%
2007	3	10.761	11.197	33	3.35%	1.25%	2.25%	3.95%	4.99%
2006	—	10.352	10.665	10	3.79%	1.25%	2.25%	1.85%	2.85%
2005	1	10.164	10.369	15	2.05%	1.25%	2.25%	0.14%	1.13%
2004(47)	—	10.149	10.253	2	N/A	1.25%	2.25%	1.84%	2.84%
JPMorgan Insurance Trust Diversified Equity Subaccount(48)
2008	54	8.367	8.902	471	11.37%	1.00%	2.25%	-36.24%	-35.45%
2007	89	13.122	13.790	1,217	7.00%	1.00%	2.25%	8.01%	9.35%
2006	176	12.149	12.611	2,200	0.64%	1.00%	2.25%	13.37%	15.00%
2005	129	10.695	10.966	1,405	1.81%	1.00%	2.25%	0.08%	1.32%
2004(49)	1,342	10.686	10.823	14,477	N/A	1.00%	2.25%	4.68%	5.98%
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount(50)
2008	79	8.300	8.831	683	18.77%	1.00%	2.25%	-45.03%	-44.34%
2007	83	15.098	15.867	1,301	13.93%	1.00%	2.25%	14.65%	16.07%
2006	67	13.169	13.670	904	2.28%	1.00%	2.25%	8.60%	10.29%
2005	36	12.088	12.395	437	N/A	1.00%	2.25%	8.66%	10.00%
2004(51)	3	11.125	11.268	37	N/A	1.00%	2.25%	10.13%	11.50%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
JPMorgan Insurance Trust:(43) (continued)
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount(52)
2008	76	$8.724	$9.282	$693	24.71%	1.00%	2.25%	-36.91%	-36.12%
2007	99	13.828	14.532	1,425	52.33%	1.00%	2.25%	-1.32%	-0.09%
2006	132	14.012	14.544	1,913	11.29%	1.00%	2.25%	13.88%	15.57%
2005	125	12.274	12.585	1,567	14.04%	1.00%	2.25%	7.35%	8.67%
2004(53)	498	11.434	11.581	5,741	N/A	1.00%	2.25%	12.85%	14.25%
JPMorgan Insurance Trust Equity Index Subaccount(54)
2008	22	8.013	8.525	185	1.46%	1.00%	2.25%	-38.59%	-37.83%
2007	12	13.048	13.712	162	1.23%	1.00%	2.25%	2.77%	4.05%
2006	9	12.696	13.179	121	1.25%	1.00%	2.25%	12.48%	14.28%
2005	7	11.247	11.532	83	1.64%	1.00%	2.25%	2.16%	3.42%
2004(55)	3	11.009	11.150	30	N/A	1.00%	2.25%	7.91%	9.24%
JPMorgan Insurance Trust Government Bond Subaccount(56)
2008	53	11.760	12.357	648	5.78%	1.25%	2.25%	7.61%	8.67%
2007	15	10.929	11.371	163	5.11%	1.25%	2.25%	5.11%	6.16%
2006	13	10.397	10.712	132	9.09%	1.25%	2.25%	1.20%	2.20%
2005	85	10.274	10.482	890	N/A	1.25%	2.25%	0.82%	1.82%
2004(57)	—	10.190	10.295	—	N/A	1.25%	2.25%	2.33%	3.35%
JPMorgan Insurance Trust Intrepid Growth Subaccount(58)
2008	2	7.275	7.645	12	4.90%	1.25%	2.25%	-40.56%	-39.97%
2007	—	12.239	12.735	—	N/A	1.25%	2.25%	9.08%	10.16%
2006	—	11.220	11.560	—	0.14%	1.25%	2.25%	2.60%	4.08%
2005	7	10.887	11.107	74	0.28%	1.25%	2.25%	2.75%	3.76%
2004(59)	3	10.596	10.705	28	N/A	1.25%	2.25%	4.69%	5.72%
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount(60)
2008	296	8.715	9.272	2,705	10.10%	1.00%	2.25%	-40.17%	-39.42%
2007	339	14.564	15.306	5,123	9.03%	1.00%	2.25%	0.59%	1.84%
2006	361	14.479	15.029	5,375	24.59%	1.00%	2.25%	11.21%	12.99%
2005	402	12.972	13.301	5,313	0.16%	1.00%	2.25%	14.53%	15.94%
2004(61)	4	11.327	11.472	44	N/A	1.00%	2.25%	11.90%	13.28%
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount(62)
2008	852	12.097	12.971	10,816	18.59%	1.00%	2.25%	-42.65%	-41.93%
2007	1,152	21.092	22.339	25,246	1.24%	1.00%	2.25%	6.91%	8.24%
2006	1,780	17.848	20.638	36,195	1.04%	1.00%	2.25%	18.81%	20.83%
2005	1,949	14.873	17.079	32,886	0.88%	1.00%	2.25%	8.26%	9.60%
2004	1,993	13.664	15.583	30,771	0.52%	1.00%	2.25%	15.76%	17.20%
JPMorgan MidCap Value Subaccount
2008	538	11.581	12.418	6,565	8.59%	1.00%	2.25%	-34.68%	-33.87%
2007	700	17.731	18.779	12,949	5.92%	1.00%	2.25%	0.19%	1.43%
2006	717	16.236	18.513	13,127	3.41%	1.00%	2.25%	13.96%	15.69%
2005	1,272	12.244	16.003	20,143	1.56%	1.00%	2.25%	6.82%	8.35%
2004	848	13.158	14.799	12,457	0.27%	1.00%	2.25%	18.39%	19.86%
JPMorgan Small Company Subaccount
2008	367	10.720	13.098	4,615	11.04%	1.00%	2.25%	-33.49%	-32.66%
2007	421	16.085	19.451	7,925	4.88%	1.00%	2.25%	-7.76%	-6.61%
2006	515	17.403	20.827	10,415	2.94%	1.00%	2.25%	11.78%	13.87%
2005	624	15.442	18.290	11,107	12.92%	1.00%	2.25%	1.15%	2.39%
2004	667	15.237	17.863	11,629	N/A	1.00%	2.25%	24.37%	25.91%
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount
2008	246	8.160	8.750	2,116	N/A	1.00%	2.25%	-46.86%	-46.20%
2007	271	15.356	16.264	4,339	0.01%	1.00%	2.25%	11.34%	12.73%
2006	311	12.654	14.428	4,428	0.19%	1.00%	2.25%	4.91%	6.62%
2005	336	11.951	13.533	4,500	0.73%	1.00%	2.25%	2.56%	3.83%
2004	336	11.590	13.034	4,356	0.20%	1.00%	2.25%	4.26%	5.56%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Oppenheimer Variable Account Funds: (continued)
Oppenheimer Global Securities Subaccount
2008	1,798	$12.678	$13.594	$23,933	8.51%	1.00%	2.25%	-41.65%	-40.92%
2007	2,170	21.727	23.011	49,069	5.47%	1.00%	2.25%	3.73%	5.03%
2006	1,792	18.166	21.910	38,746	5.97%	1.00%	2.25%	14.42%	16.20%
2005	1,672	15.741	18.855	31,260	0.84%	1.00%	2.25%	11.56%	12.93%
2004	1,486	14.035	16.695	24,671	0.81%	1.00%	2.25%	16.26%	17.70%
Oppenheimer High Income Subaccount
2008	168	2.544	2.728	449	8.87%	1.00%	2.25%	-79.05%	-78.79%
2007	231	12.141	12.859	2,923	7.05%	1.00%	2.25%	-2.67%	-1.46%
2006	211	12.474	13.049	2,732	6.45%	1.00%	2.25%	6.83%	8.15%
2005	193	11.677	12.066	2,310	6.58%	1.00%	2.25%	-0.23%	1.00%
2004	223	11.704	11.947	2,652	3.80%	1.00%	2.25%	6.33%	7.65%
Oppenheimer Main Street Subaccount
2008	621	9.113	9.772	5,935	8.21%	1.00%	2.25%	-39.98%	-39.23%
2007	795	15.183	16.081	12,555	1.01%	1.00%	2.25%	1.85%	3.11%
2006	1,231	14.027	15.595	18,921	0.94%	1.00%	2.25%	11.94%	13.63%
2005	1,187	12.431	13.725	16,106	0.39%	1.00%	2.25%	3.42%	4.70%
2004	244	11.955	13.109	3,177	0.64%	1.00%	2.25%	6.74%	8.06%
Oppenheimer Main Street Small Cap Subaccount
2008	545	11.183	11.992	6,392	6.31%	1.00%	2.25%	-39.37%	-38.62%
2007	728	18.446	19.536	13,975	3.46%	1.00%	2.25%	-3.57%	-2.37%
2006	619	16.294	20.011	12,222	2.90%	1.00%	2.25%	11.57%	13.53%
2005	541	14.452	17.627	9,443	2.61%	1.00%	2.25%	7.31%	8.63%
2004	557	13.396	16.226	8,965	N/A	1.00%	2.25%	16.55%	18.00%
Oppenheimer MidCap Fund Subaccount(63)
2008	45	7.902	8.473	371	N/A	1.00%	2.25%	-50.33%	-49.72%
2007	52	15.910	16.850	859	N/A	1.00%	2.25%	3.69%	4.98%
2006	63	13.225	16.051	993	N/A	1.00%	2.25%	-0.06%	1.69%
2005	80	13.095	15.785	1,257	N/A	1.00%	2.25%	9.53%	10.88%
2004	80	11.892	14.236	1,131	N/A	1.00%	2.25%	16.80%	18.25%
Oppenheimer Strategic Bond Subaccount
2008	790	10.740	11.516	8,917	7.75%	1.00%	2.25%	-16.37%	-15.33%
2007	699	12.842	13.602	9,350	3.10%	1.00%	2.25%	7.13%	8.46%
2006	614	11.988	12.540	7,604	6.03%	1.00%	2.25%	4.88%	6.17%
2005	1,706	11.430	11.811	19,952	3.20%	1.00%	2.25%	0.23%	1.47%
2004	943	11.404	11.640	10,907	1.79%	1.00%	2.25%	6.04%	7.36%
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2008	10	12.779	12.779	126	3.15%	1.40%	1.40%	-3.75%	-3.75%
2007	12	13.277	13.277	159	3.43%	1.40%	1.40%	2.19%	2.19%
2006	14	12.992	12.992	182	4.29%	1.40%	1.40%	0.78%	0.78%
2005	15	12.892	12.892	198	3.09%	1.40%	1.40%	3.70%	3.70%
2004	19	12.432	12.432	236	4.26%	1.40%	1.40%	4.10%	4.10%
PIMCO Low Duration Subaccount
2008	9	12.918	12.918	123	5.78%	1.40%	1.40%	-1.80%	-1.80%
2007	11	13.154	13.154	149	4.92%	1.40%	1.40%	5.87%	5.87%
2006	10	12.425	12.425	136	4.08%	1.40%	1.40%	2.54%	2.54%
2005	11	12.117	12.117	138	2.97%	1.40%	1.40%	-0.38%	-0.38%
2004	17	12.164	12.164	204	1.54%	1.40%	1.40%	0.44%	0.44%

(1)	Net Assets equals Contract Owners’ Equity.

(2)

This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(3)

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

(4)

Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The Archway product has total returns outside the ranges provided that do not correspond to the minimum or maximum expense ratio. This product invests in shares at the fund level that typically experience additional expenses. This can result in a lower subaccount total return than another product with a higher rider expense ratio.

(5)	Effective October 15, 2004, fund name was changed to AIM Variable Insurance Funds from INVESCO Variable Investment Funds, Inc.

(6)	Effective October 15, 2004, name was changed to AIM V.I. Financial Services Fund Subaccount from INVESCO VIF-Financial Services Subaccount.

(7)

Effective July 1, 2005, name was changed to AIM V.I. Global Health Care Subaccount from AIM V.I. Health Sciences Subaccount. Previous to this date, effective October 15, 2004, name was changed to AIM V.I. Health Sciences Subaccount from INVESCO VIF-Health Sciences Subaccount.

(8)

Effective October 15, 2004, name was changed to AIM V.I. Real Estate Subaccount from INVESCO VIF-Real Estate Opportunity Subaccount. Effective July 3, 2006, name was changed to AIM V.I. Global Real Estate Subaccount from AIM V.I. Real Estate Subaccount.

(9)	Effective October 15, 2004, name was changed to AIM V.I. Utilities Subaccount from INVESCO VIF-Utilities Subaccount.

(10)	Effective May 1, 2008, name was changed to Alger American Capital Appreciation Subaccount from Alger American Leveraged AllCap Subaccount.

(11)	Effective May 1, 2008, name was changed to Alger American LargeCap Growth Subaccount from Alger American Growth Subaccount.

(12)	Effective May 1, 2008, name was changed to Alger American SmallCap Growth Subaccount from Alger American Small Capitalization Subaccount.

(13)	Effective February 21, 2005, name was changed to Credit Suisse Trust Global Small Cap Subaccount from Credit Suisse Trust Global Post-Venture Capital Subaccount.

(14)	For the period (cessation of operations): April 30, 2007 Dreyfus VIF Small Company Stock. Fund merged with DWS Money Market VIP Subaccount.

(15)

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder Funds have been renamed DWS funds. The Scudder Variable Series I and Variable Series II portfolios and the Scudder Investments VIT funds were renamed Variable Insurance Products (VIP).

(16)	Effective December 8, 2006, DWS Capital Growth VIP Subaccount acquired DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP and DWS Oak Strategic Equity VIP Subaccounts.

(17)

Effective April 29, 2005, Scudder Variable Series I's Scudder Capital Growth Subaccount acquired Scudder Variable Series II's Scudder Growth and Scudder Variable Series II's SVS Eagle Focused Large Cap Growth Subaccounts.

(18)	Effective February 6, 2006, name was changed from Scudder Global Discovery Subaccount.

(19)	Effective April 29, 2005, Scudder Variable Series I's Scudder Growth and Income Subaccount acquired Scudder Variable Series II's SVS Focus Value + Growth Subaccount.

(20)	Effective February 6, 2006, name was changed from Scudder Health Sciences Subaccount.

(21)	Effective February 6, 2006, name was changed from Scudder Total Return Subaccount.

(22)	Effective February 6, 2006, name was changed from Scudder Fixed Income Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

(23)	Effective September 15, 2006, DWS Dreman High Return Equity VIP Subaccount acquired DWS Dreman Financial Services VIP and DWS MFS Strategic Value Subaccounts.

(24)	Effective November 3, 2006, name was changed from DWS Dreman Small Cap Value VIP Subaccount.

(25)	Effective February 6, 2006, name was changed from Scudder Global Blue Chip Subaccount.

(26)	Effective May 1, 2004, name was changed from Scudder Government Securities Subaccount.

(27)	Effective May 1, 2004, name was changed from Scudder Contrarian Value Subaccount.

(28)	Effective October 28, 2005, name was changed from Scudder Aggressive Growth Subaccount.

(29)	Effective April 25, 2008, DWS Money Market VIP Subaccount merged with DWS RREEF Real Estate Securities VIP Subaccount.

(30)	Effective November 3, 2006, DWS Money Market VIP Subaccount acquired DWS Variable Series I’s Money Market VIP Subaccount.

(31)	Effective April 29, 2005, Scudder Variable Series II’s Scudder Small Cap Growth Subaccount acquired Scudder Variable Series I's 21st Century Growth Subaccount.

(32)	Effective February 6, 2006, name was changed from Scudder Technology Growth Subaccount.

(33)	Effective February 6, 2006, name was changed from Scudder Real Estate Securities Subaccount.

(34)	For the period (cessation of operations): January 1, 2008 to April 25, 2008 DWS RREEF Real Estate Securities VIP Subaccount. Fund merged with DWS Money Market VIP Subaccount.

(35)	For the period (commencement of operations): September 16, 2005 to December 31, 2005—Scudder VIT Equity 500 Index Subaccount. Fund merged with Scudder Variable Series II’s SVS Index 500 Subaccount.

(36)	For the period (commencement of operations): January 12, 2007 to December 31, 2007—ING Global Resources Subaccount. Fund acquired ING VP Natural Resources Trust Subaccount.

(37)	For the period (commencement of operations): December 3, 2005 to December 31, 2005—ING JPMorgan Emerging Markets Equity Subaccount.

(38)	For the period (cessation of operations): January 1, 2007 to January 12, 2007 ING VP Natural Resources Trust Subaccount. Fund merged with ING Global Resources Subaccount.

(39)	Effective May 1, 2005, name was changed from Janus Aspen Capital Appreciation Subaccount.

(40)	Effective May 1, 2005, name was changed from Janus Aspen Growth Subaccount.

(41)	Formerly named Janus Aspen Mid Cap Value Subaccount.

(42)	Formerly named Janus Aspen Small Company Value Subaccount.

(43)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust to JPMorgan Insurance Trust. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust.

(44)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Balanced Subaccount to JPMorgan Insurance Trust Balanced Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Balanced Subaccount.

(45)	For the period (commencement of operations): August 11, 2004 to December 31, 2004—JPMorgan Insurance Trust Balanced Subaccount.

(46)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Bond Subaccount to JPMorgan Insurance Trust Core Bond Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Bond Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6) Unit Values and Financial Highlights: (continued)

(47)	For the period (commencement of operations): July 19, 2004 to December 31, 2004—JPMorgan Insurance Trust Core Bond Subaccount.

(48)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Equity Subaccount to JPMorgan Insurance Trust Diversified Equity Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Diversified Equity Subaccount.

(49)	For the period (commencement of operations): June 30, 2004 to December 31, 2004—JPMorgan Insurance Trust Diversified Equity Subaccount.

(50)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Growth Subaccount to JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Growth Subaccount.

(51)	For the period (commencement of operations): June 25, 2004 to December 31, 2004—JPMorgan Insurance Trust Mid Cap Growth Subaccount.

(52)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Value Subaccount to JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Value Subaccount.

(53)	For the period (commencement of operations): May 18, 2004 to December 31, 2004—JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount.

(54)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Equity Index Subaccount to JPMorgan Insurance Trust Equity Index Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Equity Index Subaccount.

(55)	For the period (commencement of operations): July 26, 2004 to December 31, 2004—JPMorgan Insurance Trust Equity Index Subaccount.

(56)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Government Bond Subaccount to JPMorgan Insurance Trust Government Bond Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Government Subaccount.

(57)	JPMorgan Insurance Trust Government Bond Subaccount option added in 2004. No contributions were made to this subaccount in 2004.

(58)

Effective December 8, 2006, name was changed to JPMorgan Insurance Trust Intrepid Growth Subaccount. Previous to this date, effective May 1, 2006, name was changed to JPMorgan Insurance Trust Large Cap Growth Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Large Cap Growth Subaccount to JPMorgan Investment Trust Large Cap Growth Subaccount.

(59)	For the period (commencement of operations): October 1, 2004 to December 31, 2004—JPMorgan Insurance Trust Intrepid Growth Subaccount.

(60)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Subaccount to JPMorgan Insurance Trust Intrepid Mid Cap Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Diversified Mid Cap Subaccount.

(61)	For the period (commencement of operations): May 27, 2004 to December 31, 2004—JPMorgan Insurance Trust Intrepid Mid Cap Subaccount.

(62)	Formerly named JPMorgan International Opportunities Subaccount.

(63)	Effective May 1, 2006, name was changed from Oppenheimer Aggressive Growth Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(7) Fair Value Measurements

This fair value disclosure includes information regarding the valuation of the Separate Accounts due to the adoption of SFAS No. 157.

Determination of Fair Values:

The valuation methodologies used to determine the fair value of assets under the guidance within SFAS No. 157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the assets listed below are open-ended mutual funds and are included in Level 1. All of the open-ended mutual funds are valued at the net asset values of the respective portfolios as of December 31, 2008. There are no restrictions on purchases or sales of these open-ended mutual funds.

The following table presents the Separate Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2008 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets:
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund	$805	$—	$—	$805
AIM V.I. Global Health Care	1,765	—	—	1,765
AIM V.I. Global Real Estate	5,908	—	—	5,908
AIM V.I. Utilities	28,175	—	—	28,175

The Alger American Fund:
Alger American Balanced	44,568	—	—	44,568
Alger American Capital Appreciation	47,289	—	—	47,289
Alger American LargeCap Growth	8,887	—	—	8,887
Alger American MidCap Growth	9,918	—	—	9,918
Alger American SmallCap Growth	5,170	—	—	5,170

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth	11,195	—	—	11,195
American Century VP Value	16,039	—	—	16,039

Credit Suisse Trust:
Credit Suisse Trust Emerging Markets	33,670	—	—	33,670
Credit Suisse Trust Global Small Cap	7,359	—	—	7,359

Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock	58,378	—	—	58,378

The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth	5,008	—	—	5,008

Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock	—	—	—	—

DWS Variable Series I:
DWS Bond VIP	18,767	—	—	18,767
DWS Capital Growth VIP	198,996	—	—	198,996
DWS Global Opportunities VIP	61,739	—	—	61,739
DWS Growth & Income VIP	31,237	—	—	31,237
DWS Health Care VIP	42,368	—	—	42,368
DWS International VIP	53,169	—	—	53,169

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(7) Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
DWS Variable Series II:
DWS Balanced VIP	$177,449	$—	$—	$177,449
DWS Blue Chip VIP	62,502	—	—	62,502
DWS Core Fixed Income VIP	59,264	—	—	59,264
DWS Davis Venture Value VIP	96,894	—	—	96,894
DWS Dreman High Return Equity VIP	191,491	—	—	191,491
DWS Dreman Small Mid Cap Value VIP	138,247	—	—	138,247
DWS Global Thematic VIP	38,326	—	—	38,326
DWS Government & Agency Securities VIP	115,624	—	—	115,624
DWS High Income VIP	90,369	—	—	90,369
DWS International Select Equity VIP	66,546	—	—	66,546
DWS Janus Growth & Income VIP	50,552	—	—	50,552
DWS Large Cap Value VIP	69,141	—	—	69,141
DWS Mid Cap Growth VIP	11,591	—	—	11,591
DWS Money Market VIP	219,620	—	—	219,620
DWS Small Cap Growth VIP	47,317	—	—	47,317
DWS Strategic Income VIP	46,676	—	—	46,676
DWS Technology VIP	37,018	—	—	37,018
DWS Turner Mid-Cap Growth VIP	39,313	—	—	39,313

DWS Investments VIT Funds:
DWS RREEF Real Estate Securities VIP	—	—	—	—
DWS Equity 500 Index VIP	79,312	—	—	79,312

Fidelity Variable Insurance Products Fund:
Fidelity VIP Asset Manager	5,016	—	—	5,016
Fidelity VIP Contrafund	58,211	—	—	58,211
Fidelity VIP Equity Income	25,787	—	—	25,787
Fidelity VIP Growth	21,552	—	—	21,552
Fidelity VIP Index 500	57,344	—	—	57,344

Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities	5,650	—	—	5,650
Franklin Small Cap Value Securities	4,322	—	—	4,322
Franklin Strategic Income Securities	6,957	—	—	6,957
Franklin U.S. Government	4,573	—	—	4,573
Franklin Zero Coupon 2010	9,721	—	—	9,721
Mutual Discovery Securities	19,958	—	—	19,958
Mutual Shares Securities	5,983	—	—	5,983
Templeton Developing Markets Securities	4,477	—	—	4,477

ING Global Resources Trust:
ING VP Global Resources	8,489	—	—	8,489

ING Investors Trust:
ING JPMorgan Emerging Markets Equity	6,274	—	—	6,274

ING VP Natural Resources Trust:
ING VP Natural Resources Trust	—	—	—	—

Janus Aspen Series:
Janus Aspen Balanced	72,750	—	—	72,750
Janus Aspen Forty	905	—	—	905
Janus Aspen Large Cap	23,602	—	—	23,602
Janus Aspen Mid Cap Growth	33,159	—	—	33,159
Janus Aspen Perkins Mid Cap Value	4,052	—	—	4,052
Janus Aspen Perkins Small Company Value	4,727	—	—	4,727
Janus Aspen Worldwide Growth	38,236	—	—	38,236

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(7) Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced	$23	$—	$—	$23
JPMorgan Insurance Trust Core Bond	48	—	—	48
JPMorgan Insurance Trust Diversified Equity	471	—	—	471
JPMorgan Insurance Trust Diversified Mid Cap Growth	683	—	—	683
JPMorgan Insurance Trust Diversified Mid Cap Value	693	—	—	693
JPMorgan Insurance Trust Equity Index	185	—	—	185
JPMorgan Insurance Trust Government Bond	648	—	—	648
JPMorgan Insurance Trust Intrepid Growth	12	—	—	12
JPMorgan Insurance Trust Intrepid Mid Cap	2,705	—	—	2,705

JPMorgan Series Trust II:
JPMorgan International Equity	10,816	—	—	10,816
JPMorgan MidCap Value	6,565	—	—	6,565
JPMorgan Small Company	4,615	—	—	4,615

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation	2,116	—	—	2,116
Oppenheimer Global Securities	23,933	—	—	23,933
Oppenheimer High Income	449	—	—	449
Oppenheimer Main Street	5,935	—	—	5,935
Oppenheimer Main Street Small Cap	6,392	—	—	6,392
Oppenheimer MidCap Fund	371	—	—	371
Oppenheimer Strategic Bond	8,917	—	—	8,917

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount	126	—	—	126
PIMCO Low Duration Subaccount	123	—	—	123

PART C

OTHER INFORMATION

Item 24.	Financial Statement and Exhibits

(a) Financial Statements included in Part B:

All required financial statements are included in Part B of this registration statement.

(b) Exhibits:

1.1	A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977. [4]

1.2	A copy of Record of Action of Kemper Investors Life Insurance Company dated May 29, 1981. [19]

2.	Not Applicable.

3.1	Distribution Agreement between Investors Brokerage Services, Inc. and Kemper Investors Life Insurance Company. [3]

3.2	Addendum to Selling Group Agreement of Kemper Financial Services, Inc. [1]

3.3	Selling Group Agreement of Investors Brokerage Services, Inc. [2]

3.4	Principal Underwriter Agreement, dated February 3, 2009, By and Between Kemper Investors Life Insurance Company and Synergy Investment Group, LLC. [22]

4.1	Form of Group Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.2	Form of Certificate to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.3	Form of Individual Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.4	Endorsement to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [16]

4.5	Endorsement to Certificate to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [16]

4.6	Endorsement to Individual Variable, Fixed and Market Value Adjusted Annuity Contract.[16]

5.	Form of Application. [7]

6.	Kemper Investors Life Insurance Company Articles of Incorporation and By-laws. [3]

7.1	Coinsurance Agreement between Kemper Investors Life Insurance Company and Federal Kemper Life Assurance Company, dated May 29, 2003. [15]

7.2	MVA Agreement and First Amendment to Coinsurance Agreement between Kemper Investors Life Insurance Company and Chase Insurance Life and Annuity Company, f/k/a/ Federal Kemper Life Assurance Company. [16]

7.3	Automatic Annuity Reinsurance Agreement effective May 1, 1998 (redacted). [18]

7.4(a)	Variable Annuity Reinsurance Contract Issued to Kemper Investors Life Insurance Company effective November 17, 2006 (redacted).[19]

7.4(b)	Amendment No. 1 to Variable Annuity Reinsurance Contract, dated December 15, 2008, By and Between Kemper Investors Life Insurance Company and Zurich Insurance Company. [22]

8.1(a)	Fund Participation Agreement among Kemper Investors Life Insurance Company, Janus Aspen Series and Janus Capital Corporation. [2]

8.1(b)	Service Agreement between Kemper Investors Life Insurance Company and Janus Capital Corporation. [5]

8.2(a)	Participation Agreement By and Among Kemper Investors Life Insurance Company and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Credit Suisse Asset Management Securities, Inc. (f/k/a Counsellors Securities Inc.). [8]

8.2(b)	Service Agreement between Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Federal Kemper Life Assurance Company and Kemper Investors Life Insurance Company. [6]

8.2(c)	Restatement of Participation Agreement among Counsellors Securities Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus Funds and Kemper Investors Life Insurance Company. [10]

8.2(d)	Rule 22c-2 Shareholder Information Agreement, dated October 16, 2007, By and Between Kemper Investors Life Insurance Company and Credit Suisse Asset Management Securities, Inc. [22]

8.3(a)	Fund Participation Agreement among Kemper Investors Life Insurance Company, Kemper Investors Fund (now known as Scudder Variable Series II), Zurich Kemper Investments, Inc., and Kemper Distributors, Inc. [8]

8.3(b)	Supplement to Participation Agreement among Kemper Investors Life Insurance Company, DWS Variable Series II (formerly Kemper Investors Fund), Deutsche Investment Management Americas Inc. (formerly Zurich Kemper Investments, Inc.), and DWS Scudder Distributors, Inc (formerly Kemper Distributors, Inc.).[19]

8.3(c)	Supplement to Participation Agreement among Kemper Investors Life Insurance Company, DWS Variable Series II (formerly Kemper Variable Series), Deutsche Investment Management Americas Inc. (formerly Zurich Kemper Investments, Inc.), and DWS Scudder Distributors, Inc (formerly Kemper Distributors, Inc.).[20]

8.3(d)	Administrative Services Agreement, dated November 5, 1997, By and Between Kemper Investors Life Insurance Company and Zurich Kemper Investments, Inc. [21]

8.3(e)	Amendment to November 5, 1997 Services Agreement, dated March 4, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas Inc. (formerly Scudder Kemper Investments, Inc., and Zurich Scudder Investments, Inc.). [22]

8.3(f)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and DWS Scudder Distributors, Inc. [22]

8.4(a)	Participation Agreement between Kemper Investors Life Insurance Company and Scudder Variable Life Investment Fund (now known as DWS Variable Series I). [9]

8.4(b)	Participating Contract and Policy Agreement between Kemper Investors Life Insurance Company and Scudder Kemper Investments, Inc. [9]

8.4(c)	Indemnification Agreement between Kemper Investors Life Insurance Company and Scudder Kemper Investments, Inc. [9]

8.4(d)	Amendment to Participation Agreement between Scudder Variable Series I and Kemper Investors Life Insurance Company. [16]

8.4(e)	Supplement for Participation Agreement Dated as of June 26, 1998, dated August 1, 2008, By and Between Kemper Investors Life Insurance Company and DWS Variable Series I (formerly Scudder Variable Series I). [22]

8.4(f)	Amendment to June 26, 1998 Indemnification Agreement, dated August 28, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas, Inc. (formerly Scudder Kemper Investments, Inc.). [22]

8.5(a)	Participation Agreement Among Kemper Investors Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. [9]

8.5(b)	Services Agreement between Pacific Investment Management Company and Kemper Investors Life Insurance Company. [9]

8.6	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Kemper Investors Life Insurance Company. [11]

8.7(a)	Fund Participation Agreement between Kemper Investors Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. [11]

8.7(b)	November 1, 1999 Amendment to Fund Participation Agreement between Kemper Investors Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. [10]

8.7(c)	Administrative Services Agreement by and between The Dreyfus Corporation and Kemper Investors Life Insurance Company (redacted). [10]

8.7(d)	November 1, 1999 Amendment to Administrative Services Agreement by and between The Dreyfus Corporation and Kemper Investors Life Insurance Company (redacted). [10]

8.7(e)	Supplemental Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Dreyfus Service Corporation. [22]

8.8(a)	Fund Participation Agreement by and among The Alger American Fund, Kemper Investors Life Insurance Company and Fred Alger & Company Incorporated. [10]

8.8(b)	Service Agreement between Fred Alger Management, Inc. and Kemper Investors Life Insurance Company (redacted). [12]

8.8(c)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Fred Alger & Company, Incorporated. [22]

8.9(a)	Fund Participation Agreement by and among Kemper Investors Life Insurance Company, INVESCO Variable Investment Funds, Inc. (now known as AIM Variable Insurance Fund), INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. [14]

8.9(b)	Administrative Services Agreement by and between INVESCO Funds Group, Inc., INVESCO Variable Investment Funds, Inc. (now known as AIM Variable Insurance Fund) and Kemper Investors Life Insurance Company (redacted). [14]

8.9(c)	AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2, dated April 11, 2007, By and Between Kemper Investors Life Insurance Company and AIM Investment Services, Inc. [22]

8.10(a)	Insurance Administrative Services Agreement, dated September 7, 2004, between Kemper Investors Life Insurance Company and Liberty Insurance Services Corporation (now known as IBM Business Transformation Outsourcing Insurance Service Corporation). [13]

8.10(b)	Amendment No. 1 to The Insurance Administrative Services Agreement, dated April 26, 2005, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation (formerly Liberty Insurance Services Corporation). [21]

8.10(c)	Amendment No. 2 to The Insurance Administrative Services Agreement, dated May 16, 2006, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(d)	Amendment No. 3 to The Insurance Administrative Services Agreement, dated August 23, 2006, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(e)	Amendment No. 4 to Third-Party Insurance Administrative Services Agreement, dated February 22, 2007, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(f)	Redacted Amendment No. 5 to Third-Party Insurance Administrative Services Agreement, dated June 1, 2008, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.11(a)	Fund Participation Agreement by and among Kemper Investors Life Insurance Company, Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. [17]

8.11(b)	Administrative Services Agreement between Kemper Investors Life Insurance Company and Deutsche Asset Management, Inc. (redacted). [17]

8.11(c)	Amendment to administrative services agreement between Kemper Investors Life Insurance Company and Deutsche Asset Management, Inc. [18]

9.	Opinion and Consent of M. Douglas Close, Esq. [22]

10.(a)	Consent of independent registered public accounting firm. [22]

10.(b)	Consent of Sutherland Asbill & Brennan LLP. [22]

11.	Not Applicable.

12.	Not Applicable

13.	Schedules for Computation of Performance Calculations. [4]

14.	Not Applicable.

15.	Power of Attorney for Kevin T. Hogan, Diane C. Davis, Jeffrey S. Horton, and M. Douglas Close. [22]

17.1	Schedule III: Supplementary Insurance Information (years ended December 31, 2004, 2003 and 2002). [13]

17.2	Schedule IV: Reinsurance (year ended December 31, 2004, 2003 and 2002). [13]

17.3	Schedule V: Valuation and qualifying accounts (year ended December 31, 2004, 2003 and 2002). [13]

[1]	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 1995.
[2]	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.
[3]	Incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for Kemper Investors Life Insurance Company (File No. 333-02491) filed on or about April 12, 1996.

[4]	Incorporated by reference to the Registration Statement on Form N-4 for the Registrant (File No. 333-22375) filed on or about February 26, 1997.
[5]	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.
[6]	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.
[7]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about November 3, 1997.
[8]	Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.
[9]	Incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.
[10]	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 14, 1999.
[11]	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1999.
[12]	Incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.
[13]	Incorporated by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 2004 filed on or about March 30, 2005.
[14]	Incorporated by reference to Amendment No. 14 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about April 28, 2004.
[15]	Incorporated by reference to exhibits filed with Form 10-Q for Kemper Investors Life Insurance Company for the quarterly period ended June 30, 2003 filed on or about August 14, 2003.
[16]	Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 28, 2005.
[17]	Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-88845) filed on April 30, 2002.
[18]	Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about May 1, 2006.
[19]	Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 27, 2007.
[20]	Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2008.

[21]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-148489) filed on August 8, 2008.
[22]	Filed herewith.

Item 25.	Directors and Officers of Kemper Investors Life Insurance Company (“Kemper Investors”)

The directors and officers of Kemper Investors are listed below together with their current positions.

Name	Office with Kemper Investors
Kevin T. Hogan[3]	Chief Executive Officer, President, and Chairman of the Board of Directors
Joann M. Bronson[1]	Vice President and Chief Administrative Officer
Lisa A. Versch[4]	Vice President and Chief Operations Officer
Diane C. Davis[1]	Vice President
Jeffrey S. Horton[1]	Vice President and Chief Financial Officer
David A. Bowers[2]	Corporate Secretary and Director
Nicolas A. Burnet[3]	Director
Richard J. Hauser[2]	Director
Linda L. Swanson[2]	Director
M. Douglas Close[1]	Vice President and General Counsel
Ryan Gibbons[2]	Assistant Secretary
David M. Lorenz[1]	Vice President, Compliance and Risk Management
Richard W. Mathes[1]	Vice President and Actuary
Michael D. Nelson[1]	Assistant Secretary
Lauree Seko[1]	Assistant Secretary
Steven H. Sparks[1]	Assistant Vice President and Controller
Brian D. Anderson[1]	Assistant Treasurer

Juanita M. Thomas, Esq.1 serves as the Chief Compliance Officer for the Registrant.

[1]	The principal business address is 15375 SE 30th Place, Suite 310, Bellevue, WA 98007.
[2]	The principal business address is 1400 American Lane, Schaumburg, IL 60196.
[3]	The principal business address is 105 E. 17th Street, New York, NY 10003.
[4]	The principal business address is 7045 College Blvd., Overland, KS 66211.

Item 26.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich Financial Services

Company	Domiciled	Ownership	%
Aktiengesellschaft Assuricum	Switzerland	Zurich Insurance Company	99.60
Allied Zurich Holdings Limited	CI	Zurich Group Holding	100.00
Allied Zurich Limited UK	UK	Zurich Financial Services	100.00
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00

Company	Domiciled	Ownership	%
Assurance Company of America	NY	Maryland Casualty Company	100.00
BG Investments Ltd.	BDA	Aktiengesellschaft Assuricum	04.58
BG Investments Ltd.	BDA	Zurich Insurance Company	95.42
Centre Financial Services Holdings Limited	BDA	Centre Group Holdings Limited	100.00
Centre Group Holdings (US) Limited	DE	Centre Reinsurance Limited	100.00
Centre Group Holdings Limited	BDA	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions Holdings (Delaware) Limited	100.00
Centre Life Insurance Company	MA	Centre Solutions (US) Limited	100.00
Centre Reinsurance (US) Limited	BDA	Centre Reinsurance Holdings (Delaware) Limited	100.00
Centre Reinsurance Holdings (Delaware) Limited	DE	Orange Stone Reinsurance	100.00
Centre Reinsurance Limited	BDA	Centre Solutions (Bermuda) Limited	100.00
Centre Solutions (Bermuda) Limited	BDA	Centre Group Holdings Limited	100.00
Centre Solutions (US) Limited	BDA	Centre Group Holdings (US) Limited	100.00
Centre Solutions Holdings (Delaware) Limited	DE	Centre Solutions (US) Limited	100.00
CMSH Limited	BDA	Zurich Insurance Company	64.70
CMSH Limited	BDA	Zurich International (Bermuda) Ltd.	35.30
Colonial American Casualty & Surety Co.	MD	Fidelity & Deposit Company of Maryland	100.00
Constellation Reinsurance Company	NY	Centre Reinsurance Holdings (Delaware) Limited	100.00
Crown Management Services Limited	DE	Orange Stone Holdings	100.00
Disability Management Services, Inc.	CT	Centre Reinsurance Limited	40.00
Diversified Specialty Risk	TX	American Guarantee & Liability Insurance Co.	100.00
Empire Fire & Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Empire Management Services, Inc.	NE	Empire Fire & Marine Insurance Company	100.00
Farmers Group, Inc.	NV	Zurich Group Holding	86.625
Farmers Group, Inc.	NV	Allied Zurich Holdings Limited	10.00
Farmers Group, Inc.	NV		03.375
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services, LLC	DE	ZFUS Services, LLC	100.00
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
Fidelity & Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Kemper Corporation	DE	Zurich Holding Company of America	100.00
Kemper Investors Life Insurance Company	IL	Kemper Corporation	100.00
Keswick Realty, Inc.	IL	Zurich Services Corporation	100.00
Maine Bonding and Casualty Co.	ME	Maryland Casualty Company	100.00
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maryland Insurance Company	TX	Maryland Casualty Company	100.00
Minnesota Marketing Center, Inc.	MN	Empire Fire & Marine Insurance Company	100.00
National Standard Insurance Company	TX	Maryland Casualty Company	100.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Orange Stone Holdings	IRE	CMSH Limited	100.00
Orange Stone Reinsurance	IRE	Crown Management Services Limited	100.00
Prematic Service Corporation (CA)	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation (CA)	CA	Fire Underwriters Association	9.00
Prematic Service Corporation (CA)	CA	Truck Underwriters Association	53.00
Prematic Service Corporation (NV)	NV	Prematic Service Corporation (CA)	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00
Sterling Forest LLC	DE	Zurich American Insurance Company	100.00

Company	Domiciled	Ownership	%
THIC Holdings LLC	NH
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Universal Underwriters Acceptance Corp.	KS	Zurich Holding Company of America	100.00
Universal Underwriters Insurance Company	KS	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	MA	Universal Underwriters Management Company	100.00
Universal Underwriters Life Ins. Co.	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters Management Company	KS	Zurich Holding Company of America	100.00
Universal Underwriters of Texas Ins. Co.	TX	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corp.	MO	Zurich Holding Company of America	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
ZC Specialty Insurance Company	TX	Centre Solutions (US) Limited	100.00
ZF Finance USA LLC, IV	DE	Zurich Holding Company of America, Inc.	100.00
ZF Finance USA LLC, V	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance, USA LLC I	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC II	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC III	DE	Zurich Holding Company of America	100.00
ZFSH, LLC	DE	Zurich Holding Company of America	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
Zurich Agency Services, Inc.	TX	Maryland Casualty Company	100.00
Zurich American Insurance Company	NY	Zurich Holding Company of America	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich Benefit Finance, LLC	DE	Zurich Holding Company of America	100.00
Zurich CZI Management Holding, Ltd.	DE	ZGIM	100.00
Zurich E&S Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Finance, (USA), Inc.	DE	Zurich Holding Company of America	100.00
Zurich Global Investment Advisors, LLC	DE	Zurich Holding Company of America	100.00
Zurich Group Holding	Switzerland	Zurich Financial Services	57.00
Zurich Group Holding	Switzerland	Allied Zurich PLC	43.00
Zurich Holding Company of America	DE	Zurich Insurance Company	99.87
Zurich Holding Company of America	DE	Crown Management Services Limited	00.13
Zurich Insurance Company	Switzerland	Zurich Group Holding	100.00
Zurich International (Bermuda) Ltd.	BDA	BG Investments Ltd.	29.27
Zurich International (Bermuda) Ltd.	BDA	Zurich Insurance Company	30.31
Zurich International (Bermuda) Ltd.	BDA	Aktiengesellscaft Assuricum	40.42
Zurich Investment Management AG	Switzerland	Prematic Service Corporation (NV)	80.00
Zurich Investment Management AG	Switzerland	Zurich Group Holding	20.00
Zurich Premium Finance Company	NE	Empire Fire & Marine Insurance Company	100.00
Zurich Premium Finance Company of California	CA	Empire Fire & Marine Insurance Company	100.00
Zurich Warranty Management Services LTD	UK	Zurich Services Corporation	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America	100.00
Sterling Forest LLC	DE	Zurich Holding Company of America	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
ZF Finance USA LLC, IV	DE	Zurich Holding Company of America, Inc.	100.00
ZF Finance USA LLC, V	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Latin America Corporation	DE	The Zurich Services Corporation	100.00

Organizations Affiliated with Kemper Investors Life Insurance Company

Company	Domiciled	Ownership	%
American Federation Insurance Company	FL	Foremost Insurance Company Grand Rapids, Michigan	100
Apex Adjustment Bureau, Inc	FL	Bristol West Holdings, Inc	100
Bayview Adjustment Bureau, Inc	CA	Bristol West Holdings, Inc	100

Company	Domiciled	Ownership	%
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100
Bristol West Holdings, Inc	FL	Farmers Insurance Exchange	42
Bristol West Holdings, Inc	FL	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc	FL	Truck Insurance Exchange	6.75
Bristol West Holdings, Inc	FL	Mid-Century Insurance Company	47.5
Bristol West Insurance Company	OH	Coast National Insurance Company	100
Bristol West Insurance Services of California, Inc	CA	Bristol West Holdings, Inc	100
Bristol West Insurance Services Inc, of Florida	FL	Bristol West Holdings, Inc	100
Bristol West Insurance Services of Georgia, Inc	GA	Bristol West Holdings, Inc	100
Bristol West Insurance Services of Nevada, Inc	NV	Bristol West Holdings, Inc	100
Bristol West Insurance Services of Pennsylvania, Inc	PA	Bristol West Holdings, Inc	100
Bristol West Insurance Services of Texas, Inc	TX	Bristol West Holdings, Inc	100
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc	100
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20
Coast National General Agency, Inc	CA	Bristol West Holdings, Inc	100
Coast National Holding Company	CA	Bristol West Holdings, Inc	100
Coast National Insurance Company	CA	Coast National Holding Company	100
Corvette General Agency, Inc.	GA	Foremost Affiliated Insurance Services, Inc.	100
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.3
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.7
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100
Farmers Texas County Mutual Insurance Company	TX	County Mutual Company
FFS Holding, LLC	NV	Mid Century Ins. Co.	100
Fire Insurance Exchange	CA	Interinsurance Exchange
Federation Insurance Services of California, Inc.	CA	Foremost Insurance Company Grand Rapids, Michigan	100
Foremost Affiliated Insurance Services, Inc.	MI	Foremost Corporation of America	100
Foremost Affinity Services, Inc.	MI	Foremost Corporation of America	100
Foremost Corporation of America	MI	Farmers Insurance Exchange	80
Foremost Corporation of America	MI	Fire Insurance Exchange	10
Foremost Corporation of America	MI	Truck Insurance Exchange	10
Foremost County Mutual Insurance Company	TX	County Mutual Company

Company	Domiciled	Ownership	%
Foremost Express Insurance Agency, Inc.	MI	Foremost Corporation of America	100
Foremost Financial Services Corporation	DE	Foremost Corporation of America	100
Foremost Home Brokers, Inc,	MI	Foremost Corporation of America	100
Foremost Home Services Corporation	MI	Foremost Corporation of America	100
Foremost Insurance Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100
Foremost Lloyds of Texas	TX	Lloyds Company
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100
Foremost Real Estate Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100
Frontier Insurance Agency, Inc.	OR	Foremost Affiliated Insurance Services, Inc.	100
GP, LLC	DE	Bristol West Holdings, Inc	100
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc	99.9
Insurance Data Systems, G.P.	FL	GP, LLC	0.1
Knight Agency, Inc.	KY	Foremost Affiliated Insurance Services, Inc.	100
Mid Century Ins. Co.	CA	Farmers Insurance Exchange	80
Mid Century Ins. Co.	CA	Fire Insurance Exchange	12.5
Mid Century Ins. Co.	CA	Truck Insurance Exchange	7.5
Mid Century Ins. Co. of Texas	TX	Farmers Insurance Exchange	100
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20
Pacific Way Insurance Agency, Inc.	WA	Foremost Affiliated Insurance Services, Inc.	100
Security National Insurance Company	FL	Bristol West Holdings, Inc	100
Sunrise Insurance Agency of Arizona, Inc.	AZ	Foremost Affiliated Insurance Services, Inc.	100
Sunrise Insurance Agency of Texas, Inc.	TX	Foremost Affiliated Insurance Services, Inc.	100
Sunrise Insurance Agency, Inc.	NV	Foremost Affiliated Insurance Services, Inc.	100
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.3
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.7
Truck Insurance Exchange	CA	Interinsurance Exchange
Western Star Underwriters, Inc.	TX	Foremost Corporation of America	100

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 27.	Number of Contract Owners

At March 31, 2009, the Registrant had approximately 26,699 qualified and 17,035 non-qualified Scudder Destinations/ Farmers VA I Contract Owners.

Item 28.	Indemnification

To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company (“Kemper Investors”) provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of Kemper Investors, or serving or having served, at the request of Kemper Investors, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of Kemper Investors, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of Kemper Investors, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of Kemper Investors pursuant to the foregoing provisions, or otherwise, Kemper Investors has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Kemper Investors of expenses incurred or paid by a director, officer, employee of agent of Kemper Investors in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of Kemper Investors in connection with variable annuity contracts, Kemper Investors will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by Kemper Investors is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a)	Principal Underwriter

Investors Brokerage Services, Inc. (“IBS”), acts as principal underwriter for the Protective Acquired Variable Annuity Separate Account. IBS also acts as principal underwriter for Kemper Investors Life Insurance Company’s KILICO Variable Separate Account, KILICO Variable Annuity Separate Account and Kemper Investors Life Insurance Company Variable Annuity Account C.

Item 29.(b)	Information Regarding Principal Underwriter, Investors Brokerage Services, Inc.

Name and Principal Business Address	Position and Offices with Underwriter
Carolyn King[1]	President and Director
Lawrence J. Debnar[2]	Chief Financial Officer and Financial and Operations Principal
Steve M. Callaway[1]	Chief Compliance Officer and Secretary
Carol L. Majewski[2]	Assistant Compliance Officer and Director
Thomas R. Barrett[1]	Director

[1]	The principal address is 2801 Highway 280 South, Birmingham, AL, 35223.
[2]	The principal address is 1707 N. Randall Road, Suite 310, Elgin, IL 60123.

Item 29.(c)	Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
IBS	$0	$0	$2.4 million	$15 million	*

*	During 2008, Kemper Investors paid trail commissions of approximately $15 million to IBS.

Item 30.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder (including Rule 38a-1) are maintained by Kemper Investors Life Insurance Company at its home office at 1400 American Lane, Schaumburg, Illinois 60196, or at 3003-77th Ave, SE, Mercer Island, Washington 98040, or at 15375 SE 30th Place, Suite 310, Bellevue, WA 98007, or at IBM Business Transformation Outsourcing Insurance Service Corporation at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064, or at Protective Life Insurance Company at 1707 North Randall Road, Suite 310, Elgin, IL 60123-9409.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings and Representations

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

Kemper Investors Life Insurance Company (“Kemper Investors”) represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Kemper Investors.

Representation Regarding Contracts Issued to Participants in the Texas Optional Retirement Program

Kemper Investors, depositor and sponsor of Registrant, KILICO Variable Annuity Separate Account, and Investors Brokerage Services, Inc., the principal underwriter of the Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contracts”) issued by Registrant, will issue the Contracts to participants in the Texas Optional Retirement Program (the “Program”) in reliance upon, and in compliance with, Rule 6c-7 of the Investment Company Act of 1940, and represent that they will:

1.	Include appropriate disclosure regarding the restrictions on redemptions imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

2.	Include appropriate disclosure regarding the restrictions on redemptions imposed by the Program in any sales literature used in connection with the offer of Contracts to Program participants;

3.	Instruct salespeople who solicit Program participants to purchase Contracts specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants; and

4.	Obtain from each Program participant who purchases a Contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

Kemper Investors, depositor and sponsor of Registrant, KILICO Variable Annuity Separate Account (the “Separate Account”), and Investors Brokerage Services, Inc. (“IBS”), the principal underwriter of the Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contracts”) issued by Registrant, will issue the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Council of Life Insurance. In connection therewith, Kemper Investors, the Separate Account and IBS represent that they will:

1.	Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the prospectus, used in connection with IRC 403(b) Tax-Sheltered Annuity Programs;

2.	Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of Contracts to 403(b) participants;

3.	Instruct salespeople who solicit participants to purchase Contracts specifically to bring the restrictions on redemption imposed by 403(b)(11) to the attention of potential participants; and

4.	Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer’s IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

[Space Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Post-Effective Amendment No. 20 to the Registration Statement meets all the requirements for effectiveness under Rule 485(b) and has caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf, in the City of Bellevue, and State of Washington, on April 29, 2009.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT (Registrant)

Attest:	/s/ Lauree Seko
	Lauree Seko, Assistant Secretary	By:	Kevin T. Hogan, Chief Executive Officer, President and Director*/ (Signature)

KEMPER INVESTORS LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Lauree Seko
	Lauree Seko, Assistant Secretary	By:	Kevin T. Hogan, Chief Executive Officer, President and Director*/ (Signature)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Chief Executive Officer, President and Chairman of the Board of Directors (Principal Executive Officer)	April 29, 2009
Kevin T. Hogan*/

/s/ Jeffrey S. Horton	Chief Financial Officer and Vice President (Principal Financial Officer and Principal Accounting Officer)	April 29, 2009
Jeffrey S. Horton

	Director	April 29, 2009
David A. Bowers*/

	Director	April 29, 2009
Nicolas A. Burnet*/

	Director	April 29, 2009
Richard J. Hauser*/

	Director	April 29, 2009
Linda L. Swanson*/

/s/ Jeffrey S. Horton	On April 29, 2009 as Attorney-in-Fact pursuant to powers of attorney filed herewith.
*/ By: Jeffrey S. Horton

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number	Title	Sequentially Numbered Pages

3.4	Principal Underwriter Agreement, dated February 3, 2009, By and Between Kemper Investors Life Insurance Company and Synergy Investment Group, LLC.

7.4(b)	Amendment No. 1 to Variable Annuity Reinsurance Contract, dated December 15, 2008, By and Between Kemper Investors Life Insurance Company and Zurich Insurance Company.

8.2(d)	Rule 22c-2 Shareholder Information Agreement, dated October 16, 2007, By and Between Kemper Investors Life Insurance Company and Credit Suisse Asset Management Securities, Inc.

8.3(e)	Amendment to November 5, 1997 Services Agreement, dated March 4, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas Inc. (formerly Scudder Kemper Investments, Inc., and Zurich Scudder Investments, Inc.).

8.3(f)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and DWS Scudder Distributors, Inc.

8.4(e)	Supplement for Participation Agreement Dated as of June 26, 1998, dated August 1, 2008, By and Between Kemper Investors Life Insurance Company and DWS Variable Series I (formerly Scudder Variable Series I).

8.4(f)	Amendment to June 26, 1998 Indemnification Agreement, dated August 28, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas, Inc. (formerly Scudder Kemper Investments, Inc.).

8.7(e)	Supplemental Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Dreyfus Service Corporation.

8.8(c)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Fred Alger & Company, Incorporated.

8.9(c)	AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2, dated April 11, 2007, By and Between Kemper Investors Life Insurance Company and AIM Investment Services, Inc.

9.	Opinion and Consent of M. Douglas Close, Esq.

10.(a)	Consent of independent registered public accounting firm.

10.(b)	Consent of Sutherland Asbill & Brennan LLP.

15.	Power of Attorney for Kevin T. Hogan, Diane C. Davis, Jeffrey S. Horton, and M. Douglas Close.